STATEMENT OF ADDITIONAL INFORMATION

THE DAVENPORT FUNDS

DAVENPORT CORE FUND – Ticker Symbol: DAVPX
DAVENPORT VALUE & INCOME FUND – Ticker Symbol: DVIPX
DAVENPORT EQUITY OPPORTUNITIES FUND – Ticker Symbol: DEOPX

August 1, 2012
(Revised May 8, 2013)

Series of
WILLIAMSBURG INVESTMENT TRUST
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246
Telephone 1-800-281-3217

FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS	2
INVESTMENT LIMITATIONS	6
TRUSTEES AND OFFICERS	9
INVESTMENT ADVISER	17
ADMINISTRATOR	21
DISTRIBUTOR	22
OTHER SERVICE PROVIDERS	23
PORTFOLIO SECURITIES AND BROKERAGE	23
SPECIAL SHAREHOLDER SERVICES	24
PURCHASE OF SHARES	25
REDEMPTION OF SHARES	26
NET ASSET VALUE DETERMINATION	27
FUND EXPENSES	27
ADDITIONAL TAX INFORMATION	28
GENERAL INFORMATION ABOUT THE TRUST	30
CALCULATION OF PERFORMANCE DATA	32
FINANCIAL STATEMENTS AND REPORTS	35
POLICIES AND PROCEDURES FOR VOTING PROXIES	36

This Statement of Additional Information is not a prospectus and should only be read in conjunction with the Prospectus of The Davenport Funds dated August 1, 2012. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. The Prospectus may be obtained from the Funds, for no charge, at the address and phone number shown above.

FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS

The Davenport Core Fund (the “Core Fund”), the Davenport Value & Income Fund (the “Value & Income Fund”) and the Davenport Equity Opportunities Fund (the “Equity Opportunities Fund”) are three separate investment portfolios of Williamsburg Investment Trust (the “Trust”). All information contained herein applies to each of the Funds unless otherwise noted.

The investment objectives and principal strategies of the Funds are described in the Prospectus. Supplemental information about these strategies is set forth below. Certain capitalized terms used herein are defined in the Prospectus.

Foreign Securities.  Each Fund may invest up to 30% of its net assets in foreign securities if Davenport & Company LLC (the “Adviser”) believes such investment would be consistent with the Fund’s investment objective. The Funds may invest in securities of foreign issuers directly or in the form of sponsored American Depositary Receipts (“ADRs”). ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. The same factors would be considered in selecting foreign securities as with domestic securities, as discussed in the Prospectus. If a change in securities values or net assets results in a Fund having more than 30% of its net assets invested in foreign securities, the Adviser will not be required to sell foreign securities in order to reduce the Fund’s holdings to below 30%.

Foreign securities investment presents special considerations not typically associated with investments in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuations in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties enforcing judgments against such issuers with respect to claims under U.S. securities laws. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

Warrants and Rights. Warrants are essentially options to purchase equity securities at specific prices and are valid for a specific period of time. Prices of warrants do not necessarily move in concert with the prices of the underlying securities. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

U.S. Government Securities.  The Funds may invest in debt obligations that are issued or guaranteed by the U.S. Government, its agencies and instrumentalities (“U.S. Government Securities”) as described herein. U.S. Government Securities include the following securities: (1) U.S. Treasury obligations of various interest rates, maturities and issue dates, such as U.S.

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Treasury bills (mature in one year or less), U.S. Treasury notes (mature in one to seven years), and U.S. Treasury bonds (mature in more than seven years), the payments of principal and interest of which are all backed by the full faith and credit of the U.S. Government; (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Government, e.g., obligations of the Government National Mortgage Association (“GNMA”), the Farmers Home Administration and the Export Import Bank; some of which do not carry the full faith and credit of the U.S. Government but which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of the Tennessee Valley Authority, the U.S. Postal Service, the Federal National Mortgage Association (“FNMA”), and the Federal Home Loan Mortgage Corporation (“FHLMC”); and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association, the Federal Home Loan Banks and the Federal Farm Credit Bank; and (3) any of the foregoing purchased subject to repurchase agreements as described herein. The guarantee of the U.S. Government does not extend to the yield or value of U.S. Government Securities or the Funds’ shares.

Obligations of GNMA, FNMA and FHLMC may include direct pass-through “Certificates,” representing undivided ownership interests in pools of mortgages. Such Certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the U.S. Government or the issuing agency. Mortgage Certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates and, as a result, the proceeds from such prepayments may be reinvested in instruments that have lower yields. To the extent such securities were purchased at a premium, such prepayments could result in capital losses.

In August 2011, Standard & Poor’s lowered the long-term sovereign credit rating of U.S. Government securities from AAA to AA+ and also downgraded the long-term credit ratings of U.S. government-sponsored enterprises. Continued concerns over the extent of the government’s debt and fiscal burdens have prompted Standard & Poor’s to warn of future downgrades. A downgrade of the ratings of U.S. Government securities could result in higher interest rates, disrupt the bond market and generally have a negative impact on the U.S. economy.

Repurchase Agreements.  The Funds may acquire U.S. Government Securities subject to repurchase agreements. A repurchase transaction occurs when, at the time a Fund purchases a security, it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer). The Fund  must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the “Repurchase Securities.”  The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

The majority of these transactions run day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Funds’ risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date. In the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, a decline in its value and loss of interest to the extent that the proceeds from the sale

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and accrued interest on the security are less than the resale price provided in the repurchase agreement. These risks are minimized when the Funds hold a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines adopted by the Trustees, the Adviser will carefully consider the creditworthiness of a vendor during the term of the repurchase agreement. Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as “loans” under the Investment Company Act of 1940 (the “1940 Act”). The return on such “collateral” may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the “collateral” is at all times at least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Funds’ custodian either directly or through a securities depository. Each Fund will not enter into a repurchase agreement which will cause more than 15% of its net assets to be invested in repurchase agreements that extend beyond seven days and other illiquid securities.

Shares of Other Investment Companies.   The Core Fund may invest up to 5% of its total assets in shares of other investment companies. The Value & Income Fund and the Equity Opportunities Fund may each invest, to the extent permitted by the 1940 Act, in shares of other investment companies. Such other investment companies include open and closed-end investment companies and shares of exchange-traded funds (“ETFs”), including Standard & Poor’s Depositary Receipts (“SPDRs”) and shares of the DIAMONDS Trust (“DIAMONDs”). SPDRs are exchange-traded securities that represent ownership of the SPDR Trust, a long-term unit investment trust which has been established to accumulate and hold a portfolio of common stocks that are intended to track the price performance and dividend yield of the Standard & Poor’s Composite Stock Price Index. Holders of SPDRs are entitled to receive proportionate quarterly distributions corresponding to the dividends that accrue on the S&P 500 stocks in the underlying portfolio, less accumulated expenses of the SPDR Trust. DIAMONDs operate similarly to SPDRs, except that the DIAMONDS Trust is intended to track the price performance and dividend yield of the Dow Jones Industrial Average. Unlike traditional mutual funds, SPDRs and DIAMONDs are traded like a stock on a securities exchange and may be purchased or sold throughout the trading day based upon their market price. This characteristic of SPDRs and DIAMONDs is a risk separate and distinct from the risk that the net asset value will decrease.

Shares of other ETFs may also be purchased by the Funds. An ETF is an investment company registered under the 1940 Act that holds a portfolio of securities designed to track the performance of a particular index. ETFs sell and redeem their shares at net asset value in large blocks (typically 50,000 of its shares) called “creation units.”  Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day. Some ETFs are subject to percentage investment limitations imposed by the 1940 Act, except to the extent that investments in such ETFs are exempt from percentage limitations, pursuant to Securities and Exchange Commission (“SEC”) Order, in which case they will not be subject to any such investment limitation. Investments in ETFs involve certain inherent risks generally associated with investments in a broadly-based portfolio of securities including: (1) risks that the general level of securities prices may decline, thereby adversely affecting the value of each unit of the ETF; (2) an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies

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between the ETF and the index with respect to the weighting of securities or number of securities held; (3) an ETF may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (4) an ETF may not track an index as well as a traditional index fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF’s net asset value.

Generally, under the 1940 Act, a fund may not acquire shares of another investment company (including ETFs) if, immediately after such acquisition, (i) such fund would hold more than 3% of the other investment company’s total outstanding shares, (ii)  such fund’s investment in securities of the other investment company would be more than 5% of the value of the total assets of the fund, or (iii)  more than 10% of such fund’s total assets would be invested in investment companies. Under certain conditions, a fund may invest in registered and unregistered money market funds in excess of these limitations. The SEC has granted orders for exemptive relief to certain ETFs that permit investments in those ETFs by other investment companies (such as the Funds) in excess of these limits. The Value & Income Fund and the Equity Opportunities Fund may invest in ETFs that have received such exemptive orders from the SEC, pursuant to the conditions specified in such orders. In accordance with Section 12(d)(1)(F)(i) of the 1940 Act, the Funds may also invest in ETFs that have not received such exemptive orders and in other investment companies in excess of these limits, as long as the Funds (and all of their affiliated persons, including the Adviser) do not acquire more than 3% of the total outstanding stock of such ETF or other investment company, unless otherwise permitted to do so pursuant to permission granted by the SEC. If a Fund seeks to redeem shares of an ETF or investment company purchased in reliance on Section 12(d)(1)(F), the ETF is not obligated to redeem an amount exceeding 1% of the ETF’s outstanding shares during a period of less than 30 days.

To the extent the Funds invest in securities of other investment companies, Fund shareholders would indirectly pay a portion of the operating costs of such companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders may pay higher operational costs than if they owned the underlying investment companies directly.

Description of Money Market Instruments.  Money market instruments may include U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Funds. Money market instruments also may include Bankers’ Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes (“Master Notes”). Bankers’ Acceptances are time drafts drawn on and “accepted” by a bank, which are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank “accepts” such a time draft, it assumes liability for its payment. When the Funds acquire a Bankers’ Acceptance, the bank which “accepted” the time draft is liable for payment of interest and principal when due. The Bankers’ Acceptance, therefore, carries the full faith and credit of such bank. A Certificate of Deposit (“CD”) is an unsecured interest-bearing debt obligation of a bank. CDs acquired by the Funds would generally be in amounts of $100,000 or more. Commercial Paper is an unsecured, short term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis

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rather than as an interest-bearing instrument. The Funds will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization (“NRSRO”) or, if not rated, the issuer has an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, is of equivalent quality in the Adviser’s assessment. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Funds only through the Master Note program of the Funds’ custodian, acting as administrator thereof. The Adviser will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Funds.

Borrowing.  Each Fund may borrow, temporarily, up to 5% of its total assets for extraordinary or emergency purposes and may increase the limit to one-third of its total assets to meet redemption requests which might otherwise require untimely disposition of portfolio holdings. To the extent the Funds borrow for these purposes, the effects of market price fluctuations on net asset value will be exaggerated. If, while such borrowing is in effect, the value of a Fund’s assets declines, the Fund may be forced to liquidate portfolio securities when it is disadvantageous to do so. The Funds would incur interest and other transaction costs in connection with such borrowings. Each Fund will not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

Commodity Exchange Act Regulation.  The Funds have claimed an exclusion from the definition of the term “commodity pool” under the Commodity Exchange Act (“CEA”) and, therefore, are not subject to registration or regulation under the CEA.  A Fund claiming the exclusion is limited in its ability to use certain derivatives, such as futures, certain options, and swaps, without the Fund becoming subject to U.S. Commodity Futures Trading Commission (“CFTC”) regulation.  On an annual basis, a Fund is required to reaffirm its eligibility to continue to claim the exclusion.  If a Fund’s use of derivatives would prevent it from claiming the exclusion (or any other exclusion or exemption available under CFTC regulations), then the Adviser may be subject to regulation as a commodity pool operator or commodity trading advisor with respect to the Fund, and the Fund may become subject to regulation by the CFTC.  A Fund may incur additional expenses in complying with the CFTC’s recordkeeping, reporting and disclosure requirements.  However, until the applicable SEC regulations and CFTC regulations relating to investment companies are harmonized, the nature and extent to which CFTC regulations may affect a Fund is uncertain.

Portfolio Turnover.  Portfolio turnover will not be a limiting factor when the Adviser deems changes appropriate. By utilizing the approach to investing described herein, it is expected that annual portfolio turnover will generally not exceed 100% with respect to each Fund. Market conditions may dictate, however, a higher rate of portfolio turnover in a particular year. The degree of portfolio activity affects the brokerage costs of the Funds and may have an impact on the total amount of taxable distributions to shareholders.

INVESTMENT LIMITATIONS

The Funds have adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Funds. These limitations may not be changed with respect to any Fund without the affirmative vote of a majority of the outstanding voting shares of such Fund. For purposes of the discussion of these fundamental investment limitations, the term “majority” of the outstanding shares of a Fund means the lesser of (i) 67% of the Fund’s outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of the Fund’s outstanding shares.

Under these fundamental limitations, the Core Fund may not:

(1)
Invest more than 5% of the value of its total assets in the securities of any one corporate issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one corporate issuer;

(2)	Invest 25% or more of the value of its total assets in any one industry (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to these limitations);

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(3)	Invest for the purpose of exercising control or management of another issuer;

(4)
Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things, and the Fund may invest in mortgage-backed securities;

(5)	Underwrite securities issued by others, except to the extent the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(6)	Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(7)
Make short sales of securities or maintain a short position, except short sales “against the box” (A short sale is made by selling a security the Fund does not own. A short sale is “against the box” to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

(8)	Make loans of money or securities, except that the Fund may invest in repurchase agreements;

(9)	Write, purchase or sell commodities, commodities contracts, commodities futures contracts, warrants on commodities or related options;

(10)	Issue any senior security as defined by the Investment Company Act of 1940 except insofar as any borrowing that the Fund may engage in may be deemed to be an issuance of a senior security;

(11)
Borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund’s total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities if, immediately after such borrowing, the value of the Fund’s assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all such borrowings;

(12)
Invest in restricted securities, or invest more than 15% of the Fund’s net assets in other illiquid securities, including repurchase agreements maturing in over seven days, and other securities for which there is no established market or for which market quotations are not readily available;

(13)	Write, acquire or sell puts, calls or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts or related options; or

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(14)
Purchase securities of other investment companies, except through purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of the Fund’s total assets would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

Under these fundamental limitations, each of the Value & Income Fund and the Equity Opportunities Fund may not:

(1)
Purchase securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry (except that such limitation does not apply to securities of the U.S. Government, its agencies and instrumentalities).

(2)
With respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer (except that such limitation does not apply to securities of the U.S. Government, its agencies and instrumentalities and securities of other investment companies).

(3)
Borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund’s total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities if, immediately after such borrowing, the value of the Fund’s assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all such borrowings;

(4)
Make loans to other persons except (i) by the purchase of a portion of an issue of bonds, debentures or other debt securities; (ii) by lending portfolio securities in an amount not to exceed 33⅓% of the value of its total assets; and (iii) by entering into repurchase agreements.

(5)
Underwrite securities of other issuers, except to the extent that the disposition of portfolio securities, either directly from an issuer or from an underwriter for an issuer, may be deemed to be an underwriting under the federal securities laws.

(6)	Purchase securities of companies for the purpose of exercising control.

(7)
Purchase or sell real estate, except that the Fund may invest in securities of companies that invest in real estate or interests therein and in securities that are secured by real estate or interests therein.

(8)	Purchase or sell commodities or commodities contracts, except that the Fund may purchase and sell futures contracts and options thereon.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results

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from a change in securities values or total assets, it will not be considered a violation.  However, in the case of the borrowing limitations above, each Fund will, to the extent necessary, reduce its existing borrowings (within 3 days, excluding Sundays and holidays)  to comply with the limitation.

While the Core Fund has reserved the right to make short sales “against the box” (limitation number 7, above), the Adviser has no present intention of engaging in such transactions at this time or during the coming year.

TRUSTEES AND OFFICERS

Overall responsibility for management of the Trust rests with the Board of Trustees. The Trustees, in turn, elect the officers of the Trust. The Trustees serve until their retirement at age 75, subject to periodic review, and the officers are elected annually. The following is a list of the Trustees and executive officers of the Trust. Each Trustee who is an “interested person” of the Trust, as defined by the 1940 Act, is indicated by an asterisk.
Name, Address and Age	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years and Directorships of Various Companies	Number of Portfolios in Trust Overseen by Trustee
Interested Trustees:
*John P. Ackerly, IV One James Center, 901 E. Cary Street Richmond, Virginia 23219 Year of Birth: 1963	Since July 2012	Trustee; President of The Davenport Funds	Senior Vice President of Davenport & Company LLC, Richmond Virginia	11
*John T. Bruce 800 Main Street Lynchburg, Virginia 24504 Year of Birth: 1953	Since September 1988	Trustee; President of the Flippin, Bruce & Porter Funds	President, Director and member of Executive Committee of Flippin, Bruce & Porter, Inc., Lynchburg, Virginia	11
Independent Trustees:
Robert S. Harris, Ph. D. 100 Darden Boulevard Charlottesville, Virginia 22903 Year of Birth: 1949	Since January 2007	Trustee	C. Stewart Sheppard Professor of Business Administration at The Darden Graduate School of Business Administration at the University of Virginia; consultant to corporations and government agencies	11
J. Finley Lee, Jr., Ph.D. 448 Pond Apple Drive North Naples, Florida 34119 Year of Birth: 1939	Since September 1988	Trustee	Retired Julian Price Professor Emeritus, University of North Carolina	11
Richard L. Morrill, Ph.D. G19 Boatwright Library Richmond, Virginia 23173 Year of Birth: 1939	Since March 1993	Trustee	President of the Teagle Foundation; (charitable foundation); Chancellor of the University of Richmond; Director of Tredegar Corporation (plastics manufacturer); Director of Albemarle Corporation (polymers and chemicals manufacturer) until May 2012.	11
Harris V. Morrissette 100 Jacintoport Boulevard Saraland, Alabama 36571 Year of Birth: 1959	Since March 1993	Trustee	President of China Doll Rice and Beans, Inc and Dixie Lily Foods; Director of International Shipholding Corporation (cargo transportation); Director of BancTrust Financial Group, Inc. (bank holding company); Chairman of Azalea Aviation, Inc. (airplane fueling) until January 2012	11

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Executive Officers:
Margaret H. Alves 210 St. Joseph Street Mobile, Alabama 36602 Year of Birth: 1972	Since February 2006	Compliance Officer of The Government Street Funds	Chief Compliance Officer and Director of Leavell Investment Management, Inc., Mobile, Alabama
Tina H. Bloom 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1968	Since August 2006	Chief Compliance Officer and Secretary	Director of Fund Administration of Ultimus Fund Solutions, LLC (the Trust’s administrator);Vice President of Ultimus Fund Distributors, LLC (the Trust’s principal underwriter)
Austin Brockenbrough, III 1802 Bayberry Court, Suite 400 Richmond, Virginia 23226 Year of Birth: 1937	Since September 1988	Vice President of The Jamestown Funds	President and Managing Director of Lowe, Brockenbrough & Company, Inc., Richmond, Virginia; Director of Wilkinson O’Grady & Co. Inc. (global asset manager); Trustee of the Trust from 1988 until 2012.
Charles M. Caravati, III 1802 Bayberry Court, Suite 400 Richmond, Virginia 23226 Year of Birth: 1965	Since January 1996	President of The Jamestown Balanced Fund and The Jamestown Equity Fund	Managing Director of Lowe, Brockenbrough & Company, Inc., Richmond, Virginia
I. Lee Chapman, IV One James Center, 901 E. Cary Street Richmond, Virginia 23219 Year of Birth: 1971	Since November 2010	Vice President of The Davenport Funds	President and Chief Operating Officer of Davenport & Company LLC, Richmond Virginia
Robert G. Dorsey 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1957	Since November 2000	Vice President	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC
John M. Flippin 800 Main Street Lynchburg, Virginia 24504 Year of Birth: 1942	Since September 1988	Vice President of the Flippin, Bruce & Porter Funds	Director of Flippin, Bruce & Porter, Inc., Lynchburg, Virginia
John H. Hanna, IV 800 Main Street Lynchburg, Virginia 24504 Year of Birth: 1955	Since February 2007	Vice President of the Flippin, Bruce & Porter Funds	Vice President, Director and member of Executive Committee of Flippin, Bruce & Porter, Inc., Lynchburg, Virginia
Timothy S. Healey 800 Shades Creek Parkway, Suite 585irmingham, Alabama 35209 Year of Birth: 1953	Since January 1995	Vice President of The Government Street Mid- Cap Fund and The Alabama Tax Free Bond Fund	Executive Vice President and Chief Investment Officer of Leavell Investment Management, Inc., Mobile, Alabama
Mary S. Hope 210 St. Joseph Street Mobile, Alabama 36602 Year of Birth: 1963	Since August 2008	Vice President of The Government Street Funds	Vice President and Portfolio Manager of Leavell Investment Management, Inc., Mobile, Alabama
Joseph A. Jennings, III 1802 Bayberry Court, Suite 400 Richmond, Virginia 23219 Year of Birth: 1962	Since June 2005	President of The Jamestown Tax Exempt Virginia Fund	Portfolio Manager of Lowe, Brockenbrough & Company, Inc., Richmond, Virginia
Thomas W. Leavell 210 St. Joseph Street Mobile, Alabama 36602 Year of Birth: 1943	Since February 2004	President of The Government Street Funds	President and Chief Executive Officer of Leavell Investment Management, Inc., Mobile, Alabama
David J. Marshall 800 Main Street Lynchburg Virginia 24504 Year of Birth: 1956	Since February 2007	Vice President of the Flippin, Bruce & Porter Funds	Secretary, Director and member of Executive Committee of Flippin, Bruce & Porter, Inc., Lynchburg, Virginia

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Denise C. Peters One James Center, 901 E. Cary Street Richmond, Virginia 23219 Year of Birth: 1956	Since February 2007	Compliance Officer of The Davenport Funds	First Vice President and Chief Compliance Officer for Davenport Asset Management Division of Davenport & Company LLC, Richmond, Virginia
R. Gregory Porter, III 800 Main Street Lynchburg, Virginia 24504 Year of Birth: 1941	Since September 1988	Vice President of the Flippin, Bruce & Porter Funds	Director of Flippin, Bruce & Porter, Inc., Lynchburg, Virginia
Page T. Reece 1802 Bayberry Court, Suite 400 Richmond, Virginia 23226 Year of Birth: 1957	Since September 2004	Compliance Officer of The Jamestown Funds	Chief Compliance Officer and Director of Operations of Lowe, Brockenbrough & Company, Inc., Richmond, Virginia
Teresa L. Sanderson 800 Main Street Lynchburg, Virginia 24504 Year of Birth: 1963	Since September 2004	Compliance Officer of the Flippin, Bruce & Porter Funds	Chief Compliance Officer and a Principal of Flippin, Bruce & Porter, Inc., Lynchburg, Virginia
Mark J. Seger 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1962	Since November 2000	Treasurer	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC
George L. Smith, III One James Center, 901 E. Cary Street Richmond, Virginia 23219 Year of Birth: 1976	Since February 2011	Vice President of The Davenport Funds	Senior Vice President of Davenport & Company LLC, Richmond Virginia
Connie R. Taylor 1802 Bayberry Court, Suite 400 Richmond, Virginia 23226 Year of Birth: 1950	Since March 1993	Vice President of The Jamestown Balanced Fund and The Jamestown Equity Fund	Account Administrator of Lowe, Brockenbrough & Company, Inc., Richmond, Virginia
Lawrence B. Whitlock, Jr. (age 63) 1802 Bayberry Court, Suite 400 Richmond, Virginia 23226 Year of Birth: 1948	Since February 2002	Vice President of The Jamestown Balanced Fund and The Jamestown Equity Fund	Managing Director of Lowe, Brockenbrough & Company, Inc., Richmond, Virginia

*	John P. Ackerly, IV and John T. Bruce, as affiliated persons of investment advisers to the Trust, are “interested persons” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

Trustees’ Ownership of Fund Shares.  The following table shows each Trustee’s beneficial ownership of shares of the Funds and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee. Information is provided as of December 31, 2011.

Name of Trustee	Dollar Range of Shares of the Funds Owned by Trustee	Aggregate Dollar Range of Shares of All Funds in Trust Overseen by Trustee
John P. Ackerly, IV	Core Fund: $50,001 – $100,000	$50,001 – $100,000
Value & Income Fund: None
Equity Opportunities Fund: None

John T. Bruce	Core Fund: None	Over $100,000
Value & Income Fund: None
Equity Opportunities Fund: None

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Independent Trustees:
Robert S. Harris	Core Fund: $1 – $10,000	$10,001 – $50,000
Value & Income Fund: None
Equity Opportunities Fund: None

J. Finley Lee, Jr.	Core Fund: $50,001 – $100,000	$50,001 – $100,000
Value & Income Fund: None
Opportunities Fund: None

Richard L. Morrill	Core Fund: None	Over $100,000
Value & Income Fund: None
Equity Opportunities Fund: None

Harris V. Morrissette	Core Fund: $50,001 – $100,000	Over $100,000
Value & Income Fund: None
Equity Opportunities Fund: None

As of July 10, 2012, the Trustees and offices of the Trust as a group owned beneficially (i.e., had voting and/or investment power) less than 1% of the outstanding shares of each Fund.

Trustee Compensation.   No director, officer or employee of an investment adviser or principal underwriter of the Trust will receive any compensation from the Trust for serving as an officer or Trustee of the Trust, except that the Trust may compensate its Chief Compliance Officer (“CCO”) regardless of whether such Officer is affiliated with an investment adviser or principal underwriter. Each Trustee who is not affiliated with an investment adviser or principal underwriter of the Trust receives from the Trust an annual retainer of $8,000, payable quarterly; a fee of $1,500 for attendance at each meeting of the Board of Trustees; and $1,000 for attendance at each meeting of any committee of the Board (except that such fee is $1,500 for the committee chairman); plus reimbursement of travel and other expenses incurred in attending meetings. The fees are split equally among all of the funds in the Trust. The following table provides compensation amounts paid during the fiscal year ended March 31, 2012 to Trustees who are not affiliated with an investment adviser or principal underwriter of the Trust:

Trustee	Aggregate Compensation From the Funds	Pension or Retirement Benefits Accrued	Estimated Annual Benefits Upon Retirement	Total Compensation From all Funds within the Trust

Charles M. Caravati, Jr.*	$3,818	None	None	$14,000
Robert S. Harris	5,865	None	None	21,500
J. Finley Lee, Jr.	5,455	None	None	20,000
Richard L. Morrill	5,865	None	None	21,500
Harris V. Morrissette	5,455	None	None	20,000
Samuel B. Witt, III **	1,500	None	None	5,500

*	Retired from the Board as of June 30, 2012
**	Retired from the Board as of June 30, 2011

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Leadership Structure and Qualifications of Trustees

The Board of Trustees consists of six Trustees, four of whom are “non-interested” Trustees, as such term is defined in the 1940 Act (“Independent Trustees”). The Board is responsible for the oversight of eleven series, or funds, of the Trust. In addition to the Funds, the Trust consists of The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown Tax Exempt Virginia Fund, which are managed by Lowe, Brockenbrough & Company, Inc. of Richmond Virginia; the FBP Equity & Dividend Plus Fund and the FBP Appreciation & Income Opportunities Fund, which are managed by Flippin, Bruce & Porter, Inc. of Lynchburg, Virginia; and The Government Street Equity Fund, The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund, which are managed by Leavell Investment Management, Inc. of Mobile, Alabama. The Board has engaged these investment advisers to oversee the management of the funds on a day-to-day basis. The Board is responsible for overseeing the investment advisers and the Trust’s other service providers in the operations of the funds in accordance with the 1940 Act, other applicable federal and state laws, and the Trust’s Agreement and Declaration of Trust.

The Board meets in person or by telephone at regularly scheduled meetings four times throughout the year. In addition, the Trustees may meet in person or by telephone at special meetings or on an informal basis at other times. The Independent Trustees also meet at least quarterly without the presence of any representatives of management. The Board has established three standing committees and may also establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities. The Independent Trustees have also engaged independent legal counsel, and may from time to time engage consultants and other advisors to assist them in performing their oversight responsibilities.

The Board of Trustees is led by its Chairman, Dr. Robert S. Harris. As Chairman, Dr. Harris  has primary responsibility for setting the agenda for each Board meeting, presiding at each Board meeting and acting as the Board’s liaison with the various investment advisers. The Board reviews its structure regularly and believes that its leadership structure, including having a majority of Independent Trustees, coupled with the responsibilities undertaken by Dr. Harris as Chairman, is appropriate and in the best interests of the Trust, given its specific characteristics. These characteristics include having a structure consisting of four distinct fund complexes, each having its own investment adviser and compliance officer at the fund complex level. The Board of Trustees also believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Fund management.

Board Committees.  The Board has established an Audit Committee, a Governance, Nomination and Compensation Committee and a Qualified Legal Compliance Committee. The Board of Trustees has determined that its committees help ensure that the funds have effective and independent governance and oversight. The members of each Committee are the four

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Independent Trustees:  Robert S. Harris, J. Finley Lee, Jr., Richard L. Morrill and Harris V. Morrissette. Dr. Richard L. Morrill serves as the Chairman of the Audit Committee and J. Finley Lee, Jr. serves as Chairman of the Governance, Nomination and Compensation Committee and the Qualified Legal Compliance Committee. The Chairmanship of each Committee is rotated periodically. Each Committee Chairman has primary responsibility for setting the agendas and presides at all meetings of the Committee for which he serves as Chairman. Each Committee Chairman facilitates communications and coordination between the Independent Trustees and management with respect to the matters overseen by that Committee.

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Audit Committee.  The Audit Committee (i) oversees the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate in its judgment, the internal controls of certain service providers; (ii) oversees the quality and objectivity of the financial statements of each of the funds and the independent audits thereof; (iii) acts as liaison between the Trust’s independent registered public accounting firm and the full Board; (iv) pre-approves the scope and cost of the audit and non-audit services provided by the Trust’s independent registered public accounting firm; and (v) resolves any issues arising under the Trust’s Code of Ethics for Principal Executive and Senior Financial Officers. The Audit Committee met three times during the fiscal year ended March 31, 2012.

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Governance, Nomination and Compensation Committee.  The Governance, Nomination and Compensation Committee is responsible for (i) selecting and nominating persons to serve as Independent Trustees; (ii) determining the level of compensation for the Independent Trustees; (iii) reviewing information relating to the investment advisory, underwriting and other contracts with third party service providers and making recommendations to the Board; (iv) monitoring the activities of the CCO and making recommendations to the Board with respect to the compliance policies and procedures of the Trust and its service providers; (v) reviewing the responsibilities of the committees of the Board and evaluating whether there is a need for additional or combined committees; and (vi) evaluating the performance of the Board of Trustees. The Governance, Nomination and Compensation Committee will review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing, addressed to the Committee at the Trust’s offices and meet any minimum qualifications that may be adopted by the Committee. The Governance, Nomination and Compensation Committee met three times during the fiscal year ended March 31, 2012.

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Qualified Legal Compliance Committee.   The Qualified Legal Compliance Committee is responsible for receiving and investigating reports from attorneys representing the Trust of material violations of securities laws, a material breach of fiduciary duty or a similar material violation. The Qualified Legal Compliance Committee did not meet during the fiscal year ended March 31, 2012 because no such reports were made during that period.

Qualifications of the Trustees. The Governance, Nomination and Compensation Committee reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board. In evaluating a candidate for nomination or election as a Trustee, the Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Committee believes contribute to good governance for the Trust. In addition, the Trustees are subject to periodic

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evaluation for their continued service on the Board. On a staggered three-year basis, members of the Governance, Nomination and Compensation Committee review the qualifications of each Trustee, evaluate his contributions to the Board and make a recommendation as to whether such Trustee should continue to serve on the Board. The Board has concluded, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with the other Trustees, that each Trustee is qualified to serve on the Board. The Board of Trustees believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the investment advisers, other service providers, legal counsel and independent public accountants; and to exercise effective business judgment in the performance of their duties as Trustees, support this conclusion. In determining that a particular Trustee is and will continue to be qualified to serve as a Trustee, the Board considers a variety of criteria, none of which, in isolation, is controlling.

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Mr. John Ackerly, IV is Senior Vice President of Davenport & Company, the investment adviser to the Davenport Funds. Prior to joining Davenport & Company in 1994, he worked as a portfolio manager for Central Fidelity Bank. Mr. Ackerly is a member of the Executive Committee for Davenport & Company and also serves on the Board of Directors. He is President of the Davenport Funds and past president of the Richmond Society of Financial Analysts. Mr. Ackerly earned an undergraduate degree from the University of Virginia and earned an M.B.A degree from Virginia Commonwealth University. He is a Chartered Financial Analyst and has over 25 year of experience in the investment management profession. He has served as a Trustee since 2012. The Board has concluded that Mr. Ackerly is suitable to serve as a Trustee because of his professional investment and business experience and his academic background.

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Mr. John T. Bruce is a founding partner and the President of Flippin, Bruce & Porter, Inc., the investment adviser to the Flippin, Bruce & Porter Funds. From 1979 until 1985 he served as a Vice President and Portfolio Manager at Capitoline Investment Services, Inc. Mr. Bruce holds a B.S. degree in Finance from Virginia Polytechnic Institute and State University and is a former trustee of the Virginia Tech Foundation. He is a Chartered Financial Analyst and a Chartered Investment Counselor and has 35 years of experience in the investment management profession. He has served as a Trustee since 1988. The Board has concluded that Mr. Bruce is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his professional investment and business experience, and his academic background.

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Dr. Robert S. Harris, Ph.D. is the C. Stewart Sheppard Professor of Business at The Darden Graduate School of Business Administration at the University of Virginia where from 2001 until 2005, he served as Dean. Dr. Harris teaches courses in financial management and policies and valuation in financial markets. His research has focused on corporate finance, financial market analysis and mergers and acquisitions. He has been widely published in leading academic and practitioner journals and has authored financial textbooks. Dr. Harris has been an active consultant and advisor to corporations and government agencies and has held a range of offices in professional societies. He previously served as Chief Learning Officer and Vice President of United Technologies Corporation. Dr. Harris earned a B.A. degree (summa cum laude) from Davidson College and a doctorate in economics from Princeton University. He has served as a Trustee of the Trust since 2007. The Board has

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concluded that Dr. Harris is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his distinguished academic background and positions of leadership, and his business experience.

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Dr. J. Finley Lee, Jr., Ph.D. has been a financial consultant for many years and was previously the Julian Price Professor at the Kenan-Flagler Business School at The University of North Carolina at Chapel Hill. Dr. Lee earned an undergraduate degree from Davidson College and an M.A. degree from the University of Florida, and earned his Ph.D. as a Huebner Fellow at the Wharton School of the University of Pennsylvania. He has served as a Trustee of the Trust since 1988. The Board has concluded that Dr. Lee is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his distinguished academic background, and his business experience.

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Dr. Richard L. Morrill, Ph.D. serves as President of the Teagle Foundation (charitable foundation) and as Chancellor at the University of Richmond. He was president of the University of Richmond from 1988 to 1998 and previously was president of Salem College and Centre College. Dr. Morrill has written four books on issues of values, ethics and decision-making in higher education and has published many articles and made numerous presentations on strategic planning and leadership for colleges and universities. He has served as a board member and audit committee member of Central Fidelity Banks, Inc. and as Treasurer of The Association of American Colleges and Universities. Dr. Morrill currently is President of the board of the Richmond Symphony Foundation and a board member of the Library of Virginia Foundation. He is a director of the Tredegar Corporation (manufacturing firm) and was a director of the Albemarle Corporation (manufacturer of specialty chemicals) until May 2012. Dr. Morrill received his B.A. degree in History from Brown University, his B.D. in Religious Thought from Yale University in 1964, and his Ph.D. in Religion from Duke University Graduate School of Arts and Sciences. He has served as a Trustee of the Trust since 1993. The Board has concluded that Dr. Morrill is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his distinguished academic background and expertise in the subjects of ethics and strategic planning, and his service and leadership roles on other boards.

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Mr. Harris V. Morrissette has served as president and chief executive officer of several privately held businesses. He serves as a director of International Shipholding Corporation (cargo transportation) and BancTrust Financial Group, Inc. (a bank holding company), and as a board member of White-Spunner Construction, Inc. He previously served as a director of EnergySouth, Inc. until its merger with Sempra Energy in 2008 and chairman of Azalea Aviation, Inc. (airplane fueling) until 2012. He is a board member of a number of not-for-profit organizations, among them the Business Council of Alabama and the Economic Development Partnership of Alabama. Mr. Morrissette holds a B.S. degree from The University of Alabama. He has served as a Trustee of the Trust since 1993. The Board has concluded that Mr. Morrissette is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his extensive business experience, and his service on other boards.

Risk Oversight.  An integral part of the Board’s overall responsibility for overseeing the management and operations of the Trust is the Board’s oversight of the risk management of the

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Trust’s investment programs and business affairs. The funds are subject to a number of risks, such as investment risk, credit risk, valuation risk, operational risk, and legal, compliance and regulatory risk. The Trust, the investment advisers and the other service providers have implemented various processes, procedures and controls to identify risks to the funds, to lessen the probability of their occurrence and to mitigate any adverse effect should they occur. Different processes, procedures and controls are employed with respect to different types of risks. These systems include those that are embedded in the conduct of the regular operations of the Board and in the regular responsibilities of the officers of the Trust and the other service providers.

The Board of Trustees exercises oversight of the risk management process through the Board itself and through the various committees. In addition to adopting, and periodically reviewing, policies and procedures designed to address risks to the funds, the Board of Trustees requires management of the investment advisers and the Trust, including the Trust’s CCO, to report to the Board and the committees on a variety of matters, including matters relating to risk management, at regular and special meetings. The Board and the committees receive regular reports from the Trust’s independent public accountants on internal control and financial reporting matters. On at least an annual basis, the Independent Trustees meet separately with the Trust’s CCO outside the presence of management, to discuss issues related to compliance. Furthermore, the Board receives a quarterly report from the Trust’s CCO regarding the operation of the compliance policies and procedures of the Trust and its primary service providers. The Trust’s CCO is supported by four compliance officers, each of whom serve at the fund complex level, and periodically attend Board meetings. The Board also receives quarterly reports from the investment advisers on the investments and securities trading of the funds, including their investment performance, as well as reports regarding the valuation of the funds’ securities. In addition, in its annual review of the funds’ advisory agreements, the Board reviews information provided by the investment advisers relating to their operational capabilities, financial condition and resources. The Board also conducts an annual self-evaluation that includes a review of its effectiveness in overseeing the number of funds in the Trust and the effectiveness of its committee structure.

Although the risk management policies of the investment advisers and the Trust’s other service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. Not all risks that may affect the Trust can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond the control of the Trust, the investment advisers or their affiliates, or other service providers to the Trust. The Board may at any time, and in its sole discretion, change the manner in which it conducts its risk oversight role.

INVESTMENT ADVISER

Davenport & Company LLC (the “Adviser”) supervises each Fund’s investments pursuant to an Investment Advisory Agreement (the “Advisory Agreement”) described in the Prospectus. Each Fund’s Advisory Agreement is effective until March 31, 2013. Each Investment Advisory Agreement is subject to annual approval thereafter by the Board of Trustees or by vote of a majority of a Fund’s outstanding voting securities, provided such continuance is also approved by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on

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sixty days notice by the Board of Trustees of the Trust or by the Adviser. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

Compensation of the Adviser with respect to each Fund is at the annual rate of 0.75% of the Fund’s average daily net assets. For the fiscal years ended March 31, 2012, 2011 and 2010, the Core Fund paid the Adviser advisory fees of $1,176,501, $1,017,360 and $874,528, respectively. For the fiscal periods ended March 31, 2012 and 2011, the Value & Income Fund paid the Adviser advisory fees of $499,145 and $53,111, respectively.  For the fiscal periods ended March 31, 2012 and 2011, the Equity Opportunities Fund paid the Adviser advisory fees of $331,999 and $40,175, respectively

The Adviser was originally organized in 1863, re-organized as a Virginia corporation in 1972, and subsequently converted to a Limited Liability Company in 1997. Through three corporate unitholders, the Adviser is 100% owned by its employees, none of whom own in excess of 10% of the Adviser. In addition to acting as adviser to the Funds, the Adviser also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. The Adviser is a full-service broker-dealer.

The Adviser provides a continuous investment program for the Funds, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Funds. The Adviser determines what securities and other investments will be purchased, retained or sold by the Funds, and does so in accordance with the investment objective and policies of the Funds as described herein and in the Prospectus. The Adviser places all securities orders for the Funds, determining with which broker, dealer, or issuer to place the orders. The Adviser must adhere to the brokerage policies of the Funds in placing all orders, the substance of which policies are that the Adviser must seek at all times the most favorable price and execution for all securities brokerage transactions. The Adviser also provides, at its own expense, certain executive officers to the Trust, and pays the entire cost of distributing the Funds’ shares. The Adviser, not the Funds, may compensate dealers or others based on sales of shares of the Funds to clients of such dealers or others or based on the amount of sales of Fund shares or on the average balance of all accounts in the Funds for which such dealers or others are designated as the person responsible for the account.

Investment Policy Committee

Other Accounts Managed (as of March 31, 2012)

The members of the Investment Policy Committee (the “Committee”) are also responsible for the day-to-day management of other accounts, as indicated in the following table. Of the seven Committee members, Michael S. Beall and George L. Smith, III are the only members that manage an account that has a performance based advisory fee.

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Name of Investment Committee Member	Type of Accounts	Number of Other Accounts Managed	Total Assets in Other Accounts Managed	Number of Accounts with Advisory Fee Based on Performance	Total Assets in Accounts with Advisory Fee Based on Performance
John P. Ackerly, IV, CFA	Registered investment companies:	0	$ 0	0	$ 0
	Other pooled investment vehicles:	0	$ 0	0	$ 0
	Other accounts:	9,756	$ 3,564,067,313	0	$ 0
Michael S. Beall, CFA, CPA	Registered investment companies:	0	$ 0	0	$ 0
	Other pooled investment vehicles:	4	$ 246,130,817	3	$ 179,357,044
	Other accounts:	10,142	$ 3,783,504,308	0	$ 0
E. Trigg Brown, Jr.	Registered investment companies:	0	$ 0	0	$ 0
	Other pooled investment vehicles:	0	$ 0	0	$ 0
	Other accounts:	10,442	$3,931,982,461	0	$ 0
I. Lee Chapman, IV, CFA	Registered investment companies:	0	$ 0	0	$ 0
	Other pooled investment vehicles:	0	$ 0	0	$ 0
	Other accounts:	9,636	$ 3,448,986,822	0	$ 0
Robert B. Giles	Registered investment companies:	0	$ 0	0	$ 0
	Other pooled investment vehicles:	0	$ 0	0	$ 0
	Other accounts:	10,578	$ 3,778,941,112	0	$ 0
William M. Noftsinger, Jr.	Registered investment companies:	0	$ 0	0	$ 0
	Other pooled investment vehicles:	0	$ 0	0	$ 0
	Other accounts:	9,858	$ 3,535,770,409	0	$ 0
George L. Smith, III, CFA	Registered investment companies:	0	$ 0	0	$ 0
	Other pooled investment vehicles:	3	$ 244,160,286	2	$ 177,386,513
	Other accounts:	9,459	$ 3,425,785,713	0	$ 0

Potential Conflicts of Interest

It is possible that Committee members might not present the Funds and other client portfolios with the same investment opportunities that may come to their attention even if such opportunities are consistent with a Fund’s and other clients’ investment objectives. The Adviser will endeavor to allocate investment opportunities to all of its clients, including the Funds, in a manner that is fair and equitable over time. At all times, Committee members will use their best judgment and specific knowledge of the Funds and other client accounts when determining which securities to recommend or invest in specific instances.

The Adviser has adopted a Code of Ethics and personal trading policies that allow Committee members who wish to buy or sell the same securities at the same time as their clients (including the Funds) to aggregate (bunch) orders for their personal accounts with client orders according to the Adviser’s bunched trading policies. When investment decisions are suitable for a group of advisory clients, to the extent possible, the orders will be aggregated. If more than one price is paid for securities in an aggregated transaction throughout the day, each participating account will receive the average price paid for the block of securities on that day. In addition, procedures are in place to monitor personal trading by the Committee members to ensure that the interests of the Adviser’s clients come first.

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Certain Committee members may have an incentive to favor performance-based fee clients over other client portfolios. However, the Adviser does not believe that such conflict of interest is material because the investment objectives and strategies of the performance-based fee clients are substantially different from that of the Funds.

The Adviser also engages in providing independent research on various companies, including companies in which the Funds may invest. A research analyst may publish a research report on a company held or being considered by the Funds. Such research reports will be prepared and disseminated without regard to the effects on investments by the Funds and the Adviser’s other clients.

Compensation

All Committee members, except for Robert B. Giles and William M. Noftsinger, Jr., are compensated by a fixed salary, which may change on an annual basis. Mr. Giles and Mr. Noftsinger do not receive a fixed salary, but are compensated by commissions and other fees as described below.

Additionally, E. Trigg Brown, Jr. receives variable compensation based on the quarterly receipts of the Adviser’s branch for which Mr. Brown serves as Branch Manager.

All Committee members are compensated by commissions and fees earned on individual retail and managed customer accounts, which vary by month.

John P. Ackerly, IV, E. Trigg Brown, Jr., I. Lee Chapman, IV, Robert B. Giles, William M. Noftsinger, Jr. and George L. Smith, III are generally compensated by a stipend for sitting on various committees of the Adviser (e.g., Investment Policy Committee, Executive Committee and/or Audit Committee).

All Committee members are compensated by a fixed fee for sitting on the Adviser’s Board of Directors.

All Committee members are eligible for, and typically receive, a variable bonus, which is paid on a discretionary basis, typically at the end of each year, representing discretionary allocations made by the Adviser’s Executive Committee.

Michael S. Beall receives a discretionary bonus, which is typically paid at the end of the year, based on the profitability, if any, of the Davenport Financial Fund, a private investment fund managed by the Adviser. Michael S. Beall and George L. Smith, III each receive a discretionary bonus, which is typically paid at the end of the year, based on the profitability, if any, of EWF Partners and EWF Partners II, other private investment funds managed by the Adviser.

All Committee members receive a safe harbor contribution to the Adviser’s 401(k) plan in the amount of 3% of eligible compensation. All Committee members receive an annual contribution to the Adviser’s profit sharing plan, which is a discretionary amount, determined annually by the Board of Directors of the Adviser. This amount has historically been 7% of eligible compensation.

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All Committee members receive non-cash compensation in the form of monthly parking that is paid by the Adviser on their behalf.

Ownership of Fund Shares

The following table indicates the dollar value of shares of the Davenport Funds beneficially owned by the Committee members as of March 31, 2012.

Name of Investment Committee Member	Fund Shares Beneficially Owned	Dollar Value of Fund Shares Beneficially Owned
John P. Ackerly, IV, CFA	Core Fund	$50,001 – $100,000
	Value & Income Fund	None
	Equity Opportunities Fund	None
Michael S. Beall, CFA, CPA	Core Fund	$500,001– $1,000,000
	Value & Income Fund	None
	Equity Opportunities Fund	None
E. Trigg Brown, Jr.	Core Fund	$1– $10,000
	Value & Income Fund	None
	Equity Opportunities Fund	$1– $10,000
I. Lee Chapman, IV, CFA	Core Fund	None
	Value & Income Fund	None
	Equity Opportunities Fund	None
Robert B. Giles	Core Fund	$10,001 – $50,000
	Value & Income Fund	None
	Equity Opportunities Fund	None
William M. Noftsinger, Jr.	Core Fund	$10,001 – $50,000
	Value & Income Fund	None
	Equity Opportunities Fund	None
George L. Smith, III, CFA	Core Fund	None
	Value & Income Fund	None
	Equity Opportunities Fund	$1 – $10,000

ADMINISTRATOR

The Trust retains Ultimus Fund Solutions, LLC (the “Administrator”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, to provide the Funds with administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services. The Administrator maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of each Fund’s shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Administrator also provides accounting and pricing services to the Funds and supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Administrator supervises the preparation of tax

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returns, reports to shareholders of the Funds, reports to and filings with the SEC and state securities commissions, and materials for meetings of the Board of Trustees.

For the performance of these services, each Fund pays the Administrator a fee at the annual rate of 0.15% of the average value of its daily net assets up to $25 million, 0.125% of such assets from $25 million to $50 million, and 0.10% of such assets in excess of $50 million, subject to a minimum monthly fee of $4,000, plus a shareholder recordkeeping fee at the annual rate of $10 per shareholder account in excess of 1,000 accounts. In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage, communication lines and all costs of external pricing services. For the fiscal years ended March 31, 2012, 2011 and 2010, the Core Fund paid administration fees to the Administrator of $215,129, $190,932 and $172,083, respectively. For the fiscal periods ended March 31, 2012 and 2011, the Value & Income Fund paid administration fees to the Administrator of $98,543 and $13,493, respectively. For the fiscal periods ended March 31, 2012 and 2011, the Equity Opportunities Fund paid administration fees to the Administrator of $70,911 and $12,052, respectively.

Under the terms of a Compliance Consulting Agreement between the Trust and the Administrator, the Administrator provides an individual to serve as the Trust’s CCO. For these services, the Funds pay the Administrator an annual base fee of $18,600 plus an asset-based fee equal to 0.01% per annum on aggregate average net assets in excess of $100 million. In addition, the Funds reimburse the Administrator for any out-of-pocket expenses incurred for these services. For the fiscal years ended March 31, 2012, 2011 and 2010, the Core Fund paid compliance service fees to the Administrator of $16,171, $16,986 and $16,817, respectively. For the fiscal periods ended March 31, 2012 and 2011, the Value & Income Fund  paid compliance service fees to the Administrator of $10,523 and $1,963, respectively. For the fiscal periods ended March 31, 2012 and 2011, the Equity Opportunities Fund paid compliance service fees to the Administrator of $9,125 and $1,873, respectively.

DISTRIBUTOR

Ultimus Fund Distributors, LLC (the “Distributor”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as principal underwriter for the Funds pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. The Distribution Agreement provides that, unless sooner terminated, it will continue in effect so long as such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of the outstanding shares, and (ii) by a majority of the Trustees who are not “interested persons” of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by the Funds at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Funds on sixty days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its assignment. The Distributor is an affiliate of the Administrator and Robert G. Dorsey and Mark J. Seger are each Managing Directors of the Distributor and officers of the Trust.

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OTHER SERVICE PROVIDERS

The firm of Ernst & Young LLP, independent registered public accounting firm, 312 Walnut Street, Suite 1900, Cincinnati, Ohio 45202, has been retained by the Board of Trustees to perform an independent audit of the financial statements of the Trust and to advise the Trust as to matters of accounting and federal and state income taxation, as requested.

Sullivan & Worcester LLP, One Post Office Square, Boston, Massachusetts 02109, serves as legal counsel to the Trust and the Independent Trustees.

The Custodian of the Funds’ assets is U.S. Bank NA, 425 Walnut Street, Cincinnati, Ohio 45202. The Custodian holds all cash and securities of the Funds (either in its possession or in its favor through “book entry systems” authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Funds.

PORTFOLIO SECURITIES AND BROKERAGE

It is the Funds’ practice to seek the best price and execution for all portfolio securities transactions. The Adviser (subject to the general supervision of the Board of Trustees) directs the execution of the Funds’ portfolio transactions.

The Funds’ common stock portfolio transactions will be exchange traded or traded in the over-the-counter market. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Funds may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) that is an affiliated person of the Trust, or (ii) that is an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust or the Adviser. To the maximum extent feasible, it is expected that the Funds’ portfolio securities transactions will be executed through the Adviser. The Adviser seeks to provide quality execution at the best net results, taking into consideration such factors as price, size and complexity of order. Other important factors include efficiency of execution, reliability, integrity, confidentiality, and overall responsiveness of the Adviser. Also, the operational capability, settlement and reporting functions of the Adviser and the ability to enter trades and view Fund information electronically are important factors in deciding to execute trades internally through the Adviser.

The Funds have not paid any brokerage commissions during each of the last three fiscal years (or since inception if a Fund has not operated for three years). All transactions were executed through the Adviser, which waived all brokerage commissions. However, the Funds could potentially incur brokerage commissions at any time should the Adviser elect not to waive commissions or if Fund trades are placed through outside brokers.

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While there is no formula, agreement or undertaking to do so, a portion of the Funds’ brokerage commissions may, in the discretion of the Adviser, be allocated to those brokers or dealers that provide the Adviser with research services. The types of research services that the Adviser may obtain include, but are not limited to, investment recommendations, financial, economic, political, fundamental and technical market and interest rate data, and other statistical or research services. Much of the information so obtained may also be used by the Adviser for the benefit of the other clients it may have. Conversely, the Funds may benefit from such transactions effected for the benefit of other clients. In all cases, the Adviser is obligated to effect transactions for the Funds based upon obtaining the most favorable price and execution. Factors considered by the Adviser in determining whether the Funds will receive the most favorable price and execution include, among other things: the size of the order, the broker’s ability to effect and settle the transaction promptly and efficiently and the Adviser’s perception of the broker’s reliability, integrity and financial condition.

As of March 31, 2012, the Core Fund and the Value & Income Fund held common stock issued by the parent company of J.P. Morgan Securities Inc. (the market value of which was $3,057,164 and $2,457,401, respectively) and the Core Fund held common stock issued by the parent company of Merrill Lynch (the market value of which was $1,290,716). J.P. Morgan Securities Inc. and Merrill Lynch are two of the Trust’s “regular broker-dealers” as defined in the 1940 Act.

Codes of Ethics.  The Trust, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act which permits personnel subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by the Funds. The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the SEC.

SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Funds offer the following shareholder services:

Regular Account.  The regular account allows for voluntary investments to be made at any time. When an investor makes an initial investment in the Funds, a shareholder account is opened in accordance with the investor’s registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a statement showing the transaction.

Automatic Investment Plan.  The automatic investment plan enables shareholders to make regular periodic investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the net asset value on or about the fifteenth and/or the last business day of the month as indicated on the Account Application. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

Systematic Withdrawal Plan.  Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or bi-monthly payments, in amounts of not less than $100 per payment, by authorizing the Funds to redeem the

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necessary number of shares periodically (each month on the 15th and/or last business day of the month). Payments may be made directly to an investor’s account with a commercial bank or other depository institution via an Automated Clearing House (“ACH”) transaction.

Instructions for establishing this service are included in the Account Application or are available by calling the Funds. Payment may also be made by check made payable to the designated recipient and mailed within 7 days of the withdrawal date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see “Signature Guarantees” in the Prospectus). A corporation (or partnership) must also submit a “Corporate Resolution” (or “Certification of Partnership”) indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Funds. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment. In addition, systematic withdrawals may result in realized long-term or short-term capital gains or losses, or, in certain circumstances, may be treated as dividends for tax purposes. The Systematic Withdrawal Plan may be terminated at any time by the Funds upon sixty days written notice or by a shareholder upon written notice to the Funds. Applications and further details may be obtained by calling the Funds at 1-800-281-3217, or by writing to:

The Davenport Funds
Shareholder Services
P.O. Box 46707
Cincinnati, Ohio 45246-0707

Transfer of Registration. To transfer shares to another owner, send a written request to the Funds at the address shown herein. Your request should include the following:  (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading “Signature Guarantees”); and (5) any additional documents that are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Funds.

PURCHASE OF SHARES

The purchase price of shares of each Fund is the net asset value next determined after the order is received in proper form. An order received prior to the close of the regular session of trading of the New York Stock Exchange (the “Exchange”), generally 4:00 p.m., Eastern time, will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next Business Day. An order to purchase shares is not binding on the Funds until it has been confirmed in writing (or unless other arrangements have been made with the Funds, for example in the case of orders utilizing wire transfer of funds) and payment has been received.

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Due to Internal Revenue Service regulations, applications without social security or tax identification numbers will not be accepted. If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate. The Funds are required to, and will, withhold taxes on all distributions and redemption proceeds if the number is not delivered to the Funds within 60 days.

Each Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and (iii) to reduce or waive the minimum for initial and subsequent investments under some circumstances, including circumstances where certain economies can be achieved in sales of Fund shares.

Purchases in Kind.  The Funds may accept securities in lieu of cash in payment for the purchase of shares of the Funds. The acceptance of such securities is at the sole discretion of the Adviser based upon the suitability of the securities accepted for inclusion as a long term investment of the Funds, the marketability of such securities, and other factors that the Adviser may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in “How Net Asset Value is Determined” in the Prospectus.

Employees and Affiliates of the Funds.  The Funds have adopted initial investment minimums for the purpose of reducing the cost to the Funds (and consequently to the shareholders) of communicating with and servicing their shareholders. However, a reduced minimum initial investment requirement of $1,000 applies to Trustees, officers and employees of the Funds, the Adviser and certain parties related thereto, including clients of the Adviser or any sponsor, officer, committee member thereof, or the immediate family of any of them. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if shareholders consent in writing to share a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

REDEMPTION OF SHARES

Each Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the SEC, (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the SEC may permit.

No charge is made by the Funds for redemptions, although the Trustees could impose a redemption charge in the future. Any redemption may be for more or less than the amount of the shareholder’s investment depending on the market value of the securities held by the Funds.

There is currently no charge by the Funds for wire redemptions. However, the Funds reserve the right, upon thirty days written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire

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transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

Redemptions in Kind. The Funds do not intend, under normal circumstances, to redeem their securities by payment in kind. It is possible, however, that conditions may exist which would, in the opinion of the Adviser, make it in the best interests of the Funds and their shareholders to do so. The Board of Trustees has authorized payment to be made in portfolio securities or other property of the Funds. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein each Fund commits to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of a Fund’s net assets at the beginning of such period unless the shareholder consents to receiving the entire distribution in kind.

NET ASSET VALUE DETERMINATION

Under the 1940 Act, the Trustees are responsible for overseeing the good faith determination of the fair value of the securities and other assets of the Funds, and they have adopted procedures to do so, as follows. The net asset value of each Fund is determined as of the close of the regular session of trading of the Exchange (currently 4:00 p.m., Eastern time) on each “Business Day.”  A Business Day means any day, Monday through Friday, except for the following holidays:  New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day and Christmas. Net asset value per share is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed income securities, which is accrued daily.

FUND EXPENSES

Each Fund pays all expenses not assumed by the Adviser, including its advisory fees. Fund expenses include, among others, the fees and expenses, if any, of the Independent Trustees, fees of the Custodian, interest expense, taxes, brokerage fees and commissions, fees and expenses of the Funds’ shareholder servicing operations, fees and expenses of qualifying and registering the Funds’ shares under federal and state securities laws, expenses of preparing, printing and distributing prospectuses and reports to existing shareholders, auditing and legal expenses, insurance expenses, association dues, fees and expenses of the Trust’s CCO, and the expense of shareholders’ meetings and proxy solicitations. The Funds are also liable for any nonrecurring expenses as may arise such as litigation to which the Funds may be a party. The Funds may be obligated to indemnify the Trustees and officers with respect to such litigation. All expenses of a Fund are accrued daily on the books of the Fund at a rate which, to the best of its belief, is equal to the actual expenses expected to be incurred by the Fund in accordance with generally accepted accounting practices.

General Trust expenses are allocated among the Trust’s series, or funds, which allocation may be based on relative net assets of each fund (on the date the expense is paid) or the nature of the services performed and the relative applicability to each fund.

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ADDITIONAL TAX INFORMATION

Taxation of the Funds.  Each Fund intends to qualify annually for the special tax treatment afforded a “regulated investment company” (“RIC”) under Subchapter M of the Internal Revenue Code of 1986 (the “Code”) so that it does not pay federal taxes on income and capital gains distributed to shareholders. Among the requirements to qualify under Subchapter M, each Fund must distribute annually at least 90% of its net investment income. In addition to this distribution requirement, each Fund must (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies, or from net income derived from an interest in a qualified publicly traded partnership (“PTP”); and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund’s total assets is represented by cash, U.S. Government securities, securities of other RICs and other securities (for this purpose such other securities will qualify only if the Fund’s investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of  such issuer) and (b) not more than 25% of the value of the Fund’s total assets is invested in securities (other than U.S. Government securities or securities of other RICs) of any one issuer, the securities of any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs. For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying income for a RIC.

While the above requirements are aimed at qualification of the Funds as RICs under Subchapter M of the Code, the Funds also intend to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Funds remain qualified under Subchapter M, they will not be subject to federal income tax to the extent they distribute their taxable net investment income and net realized capital gains. A nondeductible 4% federal excise tax will be imposed on each Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98.2% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years. While each Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Funds indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes. If a Fund fails to qualify as a RIC for any year, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally will be taxable as ordinary income dividends to its shareholders, subject to the dividends received deduction for corporate shareholders and the provisions relating to qualified dividend income. The Board of Trustees reserves the right not to maintain the qualification of the Funds as RICs if it determines such course of action to be beneficial to shareholders.

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Based on the recently enacted Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), there is a remedy for failure of the Subchapter M asset diversification test, if the failure was due to reasonable cause and not willful neglect, subject to certain divestiture and procedural requirements and the payment of a tax. The Modernization Act also sets forth a de minimis exception to a potential failure of the Subchapter M asset diversification test, which would require corrective action but no tax. In addition, the Modernization Act allows for the remedy of a failure of the source-of-income requirement, if the failure was due to reasonable cause and not willful neglect, subject to certain procedural requirements and the payment of a tax.

Each Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses arising in taxable years beginning on or before December 22, 2010 (“pre-2011”) may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. In the year the pre-2011 losses are carried forward, such losses are treated as short-term capital losses that first offset short-term capital gains and then offset long-term capital gains. Capital losses arising in taxable years after December 22, 2010 may be utilized indefinitely to offset net realized capital gains, if any, prior to distributing such gains to shareholders. In addition, capital losses arising in taxable years after December 22, 2010 must be utilized prior to any losses arising on or before December 22, 2010. As of March 31, 2012, the Core Fund had a pre-2011 short-term capital loss carryforward for federal income tax purposes of $8,216,252, which expires March 31, 2018 and the Value & Income Fund had a capital loss carryforward of $510,828 which does not expire. In addition, the Value & Income Fund and the Equity Opportunities Fund had net realized losses of $478,238 and $460,915, respectively, during the period November 1, 2011 through March 31, 2012 (“post-October” losses), which are treated for federal income tax purposes as arising during each Fund’s tax year ending March 31, 2013. These capital loss carryforwards and post-October losses may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

Tax Status of the Funds’ Dividends and Distributions.  Dividends paid by the Funds derived from net investment income or net short-term capital gains are generally taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. However, dividends from net investment income to the extent the Funds receive qualified dividend income will be taxable to individuals at net capital gains rates. Such dividends are scheduled to be taxed at ordinary income rates starting in 2013. Qualified dividend income is, in general, income from dividends the Funds receive from taxable domestic corporations and certain foreign corporations, subject to certain holding period and other requirements. Distributions, if any, of long-term capital gains are taxable to shareholders as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long you have held your Fund shares. For information on “backup” withholding, see “Purchase of Shares” above.

For taxable years beginning after December 31, 2012, certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a

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portion of their “net investment income,” which should include dividends from the Funds and net gains from the disposition of shares of the Funds. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Funds.

For corporate shareholders, the dividends received deduction, if applicable, should apply to a portion of the dividends paid by each Fund. Each Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and regardless of how long you have held your Fund shares, even if they reduce the net asset value of shares below your cost and thus in effect result in a return of a part of your investment.

Sale, Exchange or Redemption of Fund Shares.   A sale, exchange or redemption of shares of the Funds by a shareholder is generally a taxable event. For federal income tax purposes, any loss upon the sale of shares of the Funds held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gains distributions received by the shareholder.

Shareholders should consult their tax advisors regarding the federal, state, local and foreign tax consequences resulting from the ownership of shares of the Funds.

GENERAL INFORMATION ABOUT THE TRUST

The Funds are no-load, diversified series of Williamsburg Investment Trust, an open-end management investment company organized as a Massachusetts business trust in July 1988.  Prior to August 1, 2008, the name of the Davenport Core Fund was The Davenport Equity Fund. The Board of Trustees has overall responsibility for management of the Funds under the laws of Massachusetts governing the responsibilities of trustees of business trusts. The Declaration of Trust of the Trust currently provides for the shares of eleven funds, or series, to be issued. The Trustees are permitted to create additional series, or funds, at any time.

Shares of the Funds, when issued, are fully paid and non-assessable and have no preemptive or conversion rights. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Trustees will hold office indefinitely, except that:  (1) any Trustee may resign or retire and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust’s custodian. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees. Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are

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obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). Shareholder inquiries may be made in writing, addressed to the Funds at the address contained in this Statement of Additional Information. In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act. The Trust does not expect to hold annual meetings of shareholders.

Upon liquidation of the Trust or a particular fund of the Trust, holders of the outstanding shares of the fund being liquidated shall be entitled to receive, in proportion to the number of shares of the fund held by them, the excess of that fund’s assets over its liabilities. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the fund, shall be voted in the aggregate and not by fund, except (i) when required by the 1940 Act, shares shall be voted by individual fund; and (ii) when the matter does not affect any interest of a particular fund, then only shareholders of the affected fund or funds shall be entitled to vote thereon. Examples of matters that affect only a particular fund could be a proposed change in the fundamental investment objectives or policies of that fund or a proposed change in the investment advisory agreement for a particular fund.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, therefore, contains provisions that are intended to mitigate such liability.

Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.

Proxy Voting Policies and Procedures.   The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Funds intend to vote proxies relating to portfolio securities. The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this Statement of Additional Information as Appendix A. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-800-281-3217, or on the SEC’s website at http://www.sec.gov.

Portfolio Holdings Disclosure Policy.  The Board of Trustees of the Trust has adopted policies to govern the circumstances under which disclosure regarding securities held by the Funds, and disclosure of purchases and sales of such securities, may be made to shareholders of the Funds or other persons. The Trust’s CCO is responsible for monitoring the use and disclosure of information relating to portfolio securities. Although no material conflicts of interest are believed to exist that could disadvantage the Funds or their shareholders, various safeguards have been implemented to protect the Funds and their shareholders from conflicts of interest, including: the adoption of codes of ethics pursuant to Rule 17j-1 under the 1940 Act designed to prevent fraudulent, deceptive or manipulative acts by officers and employees of the Trust, the Adviser and the Distributor in connection with their personal securities transactions; the adoption by the Adviser and the Distributor of insider trading policies and procedures designed to prevent their employees’ misuse of material non-public information; and the adoption by the Trust of a Code of Ethics for Principal Executive and Senior Financial Officers that requires the Trust’s

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Principal Executive Officer(s), Principal Financial Officer(s) and Principal Accounting Officer(s) to report to the Board any affiliations or other relationships that could potentially create a conflict of interest with the Funds.

•
Public disclosure regarding the securities held by the Funds (“Portfolio Securities”) is made quarterly in Annual Reports and Semi-Annual Reports to shareholders, and in quarterly holdings reports on Form N-Q.

•
Each of the Funds posts a complete listing of its Portfolio Securities on a daily basis at www.investdavenport.com. The listing of Portfolio Securities is current to the previous day’s close of the market. The website is open to the general public.

•
Information regarding Portfolio Securities as of the end of the most recent calendar quarter, and other information regarding the investment activities of the Funds during such quarter, may be disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Funds.

•
Neither the Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to Portfolio Securities held, purchased or sold by the Funds.

CALCULATION OF PERFORMANCE DATA

Each Fund may, from time to time, advertise certain total return information. The average annual total returns of each Fund are computed by finding the average compounded rates of return over the 1-, 5-, and 10-year periods (or for the period of a Fund’s operations) that would equate the initial amount invested to the ending redeemable value (after adjusting for the reinvestment of any income dividends and capital gain distributions). In particular, the average annual total returns of a Fund (“T”) are computed by using the redeemable value at the end of a specified period of time (“ERV”) of a hypothetical initial investment of $1,000 (“P”) over a period of time (“n”) according to the formula P (l+T)n = ERV.

Average annual total returns may also be calculated (i) after taxes on distributions and (ii) after taxes on distributions and redemption of Fund shares at the end of the period. The calculations assume deduction of all taxes due on such Fund distributions. The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption. After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution. The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions). The tax rates may vary over the course of the measurement period. State and local tax liabilities are disregarded, as are the effect of phaseouts of certain

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exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax. Actual after-tax returns will depend on an investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Funds’ past performance, before and after taxes, is not necessarily an indication of how the Funds will perform in the future.

The table below shows each Fund’s average annual total returns for periods ended March 31, 2012:

Core Fund		Value & Income Fund		Equity Opportunities Fund
1 Year	9.99%	1 Year	12.23%	1 Year	12.00%
5 Years	3.64%	Since Inception	14.38%	Since Inception	15.80%
10 Years	5.03%	(12-31-10)		(12-31-10)

In addition, each Fund may advertise other total return performance data (“Nonstandardized Return”). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation) and it assumes reinvestment of all dividends and capital gain distributions. Nonstandardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof.

From time to time, each Fund may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

Yield = 2[(a-b/cd + 1)6 - 1]

Where:
a =	dividends and interest earned during the period
b =	expenses accrued for the period (net of reimbursements)
c =	the average daily number of shares outstanding during the period that were entitled to receive dividends
d =	the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that a Fund owns the security. Generally, interest earned (for the purpose of “a” above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). The yields of the Core Fund and the Value & Income Fund for the 30 days ended March 31, 2012 were 0.58% and 2.01%, respectively.

The Funds’ performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to

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standardized indices or other measures of investment performance. In particular, each Fund may compare its performance to the S&P 500 Index and the Equity Opportunities Fund may also compare its performance to the Russell MidCap Index, which are generally considered to be representative of the performance of unmanaged large-cap and mid-cap common stocks, respectively, that are publicly traded in the United States securities markets. Comparative performance may also be expressed by reference to rankings or broad groups of mutual funds, as prepared or tracked and published by mutual fund monitoring services, such as Lipper or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Funds’ past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

•
Lipper ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

•	Morningstar, Inc. rates mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for one month.

Investors may use such indices and averages in addition to the Funds’ Prospectus to obtain a more complete view of the Funds’ performance before investing. Of course, when comparing the Funds’ performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Funds may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Funds assuming reinvestment of dividends and distributions over a specified period of time.

From time to time the Funds may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Funds may also disclose from time to time information about their portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as Standard & Poor’s Ratings Group and Moody’s Investors Service, Inc.). The Funds may also depict the historical performance of the securities in which the Funds may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Funds may also present their performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the Adviser’s view of current or past market conditions or historical trends. The Funds may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children’s education, or other future needs.

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FINANCIAL STATEMENTS AND REPORTS

The financial statements of the Funds will be audited once each year by an independent registered public accounting firm. Shareholders will receive annual audited and semiannual (unaudited) reports when published, and will receive written confirmation of all confirmable transactions in their account. A copy of the Annual Report will accompany this Statement of Additional Information whenever the Statement of Additional Information is requested by a shareholder or prospective investor. The financial statements of the Funds as of March 31, 2012, together with the report of Ernst & Young LLP thereon, are incorporated herein by reference to the Annual Report of the Funds.

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APPENDIX A

WILLIAMSBURG INVESTMENT TRUST

POLICIES AND PROCEDURES FOR VOTING PROXIES

1.         Purpose.  The purpose of this memorandum is to describe the policies and procedures for voting proxies received from issuers whose securities are held by the Trust. These policies and procedures are to be implemented by the Investment Advisers to the various Funds.

2.         Definitions

(a)        Proxy.  A proxy permits a shareholder to vote without being present at annual or special meetings. A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person in place of the eligible voter. Proxies are generally solicited by management, but may be solicited by dissident shareholders opposed to management’s policies or strategies.

(b)       Proxy Manager.  Proxy manager, as used herein, refers to the individual, individuals or committee of individuals appointed by the Investment Advisers to the various Funds as being responsible for supervising and implementing these Policies and Procedures.

3.         Policy for Voting Proxies.

(a)       Fiduciary Considerations.  Proxies are voted solely in the interests of the shareholders of the Trust. Any conflict of interest must be resolved in the way that will most benefit the shareholders.

(b)       Management Recommendations.  Since the quality and depth of management is a primary factor considered when investing in a company, the recommendation of management on any issue should be given substantial weight.

The vote with respect to most issues presented in proxy statements should be cast in accordance with the position of the company’s management, unless it is determined that supporting management’s position would adversely affect the investment merits of owning the stock. However, each issue should be considered on its own merits, and the position of the company’s management should not be supported in any situation where it is found not to be in the best interests of the Trust’s shareholders.

4.         Conflicts of Interest.   The Trust recognizes that under certain circumstances the Investment Advisers may have a conflict of interest in voting proxies on behalf of the various Funds. Such circumstances may include, but are not limited to, situations where the Investment Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Investment Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Investment Adviser with

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respect to voting proxies on behalf of the Funds, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of the Investment Adviser’s business, and to bring conflicts of interest of which they become aware to the attention of the proxy manager. The Investment Adviser shall not vote proxies relating to such issuers on behalf of the Funds until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been determined in the manner described below. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser’s decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances. If the proxy manager determines that a conflict of interest is not material, the Investment Adviser may vote proxies notwithstanding the existence of a conflict. If the conflict of interest is determined to be material, either (i) the conflict shall be disclosed to the Audit Committee and the Investment Adviser shall follow the instructions of the Audit Committee or (ii) the Investment Adviser shall vote the issue in question based upon the recommendation of an independent third party under a contractual arrangement approved by the Audit Committee. The proxy manager shall keep a record of all materiality decisions and report them to the Audit Committee on a quarterly basis.

5.         Routine Proposals.  Proxies for routine proposals (such as election of directors, selection of independent public accountants, stock splits and increases in capital stock) should generally be voted in favor of management.

6.         Non-routine Proposals.

(a)       Guidelines on Anti-takeover Issues.  Since anti-takeover proposals generally reduce shareholders’ rights, the vote with respect to these proposals should generally be “against.”  During review of the proposal, if it is concluded that the proposal is beneficial to shareholders, a vote for the proposal should be cast. This may (but is not required to) be the case for staggered board and fair price amendments. Other anti-takeover issues include supermajority rules, superstock, poison pills and greenmail.

(b)       Guidelines on Social and Political Issues.  Social and political issues should be reviewed on a case by case basis. Votes should generally be cast with management on social or political issues, subject to review by the proxy manager appointed by the Investment Adviser who shall be the portfolio manager, securities analyst or other investment professional.

7.         Proxy Manager Approval.  Votes on non-routine matters (including the matters in paragraph 5 and mergers, stock option and other compensation plans) and votes against a management’s recommendations are subject to approval by the proxy manager.

8.         Proxy Voting Procedures.  Proxy voting will be conducted in compliance with the policies and practices described in this memorandum and is subject to the proxy manager’s supervision. A reasonable effort should be made to obtain proxy material and to vote in a timely fashion. Records should be maintained regarding the voting of proxies under these Policies and Procedures.

9.         Report to the Board.  On an annual basis, the proxy manager or his designee will

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report in writing to the Board of Trustees on the general manner in which proxy proposals relating to anti-takeover, social and political issues were voted, as well as proposals that were voted in opposition to management’s recommendations.

10.       Investment Advisers’ Voting Procedures. The Trust acknowledges that the Investment Advisers to the various Funds have adopted voting policies and procedures for their clients which have been delivered to the Trust. To the extent that such policies and procedures are consistent with these Policies and Procedures, the Investment Advisers may implement them with respect to voting proxies on behalf of the various Funds. However, the provisions of paragraph 4 of these Policies and Procedures relating to conflicts of interest shall supercede any comparable provisions of the Investment Advisers’ policies and procedures.

As adopted November 1, 2004

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Davenport & Company LLC One James Center 901 East Cary Street Ste 1100 Richmond, VA 23219 4037 t 804-780-2000 800-846-6666www.investdavenport.com

Davenport & Company LLC (The “Adviser”)

Proxy Voting Policies and Procedures

If directed in writing by the client, Adviser will be responsible for voting proxies for accounts in Adviser’s Investment Advisory programs. The Adviser intends to exercise a voice on behalf of clients in matters of corporate governance through the proxy process. The Adviser takes its fiduciary responsibilities very seriously and believes the right to vote a proxy is a significant asset of shareholders and clients. The Adviser exercises its voting responsibilities as a fiduciary, solely with the goal of maximizing the value of clients’ investments.

The Adviser has delegated the responsibility of overseeing the proxy voting process to a Proxy Voting Coordinator (the “Coordinator”). The Adviser’s proxy voting policies and procedures are outlined below.

General Policy for Voting Proxies

The Adviser will vote proxies solely in the interests of its clients and will vote consistently across the client base.

The Adviser shall not vote proxies for privately held securities, nor shall extraordinary measures, such as, but not limited to travel, be taken to submit a proxy vote. The Adviser will generally not vote proxies when the cost of voting on a particular proxy proposal could exceed the expected benefit to a client.

From time to time, the Adviser may abstain from voting proxies for securities that have not been selected through the advisory process but are held in a client account per the client’s direction.

Since the quality and depth of management is a primary factor considered when investing in a company, the Adviser gives substantial weight to the recommendation of management on any issue. However, the Adviser will consider each issue on its own merits, and the position of a company’s management will not be supported in any situation where it is found not to be in the best interests of clients. Proxy voting, absent any unusual circumstances or conflicts of interest, will be conducted in accordance with the procedures set forth below.

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Proxy Voting Process:  Voting Governance

The Adviser has contracted with Broadridge, an independent third party to provide all proxy voting and recordkeeping services through "ProxyEdge". ProxyEdge has contracted with Glass Lewis, a leading independent provider of global proxy analysis and voting services to provide voting recommendations. The Coordinator will monitor the voting and recordkeeping of all proxies and generally review each vote to ensure the voting follows the established Adviser guidelines. The Coordinator has the ability to override the recommended vote of Glass Lewis if it is determined the recommended vote is in direct conflict with the established guidelines of the Adviser or if it is determined a conflict of interest exists.

The Monitoring Process

The Adviser has elected to use the "Typical Investment Manager Policy" provided by ProxyEdge for voting recommendations. This policy was designed to maximize returns for investment advisors by voting in a manner that generally supports management while carefully limiting risk to investors. ProxyEdge automatically records the vote utilizing the recommendations supplied by Glass Lewis and this policy.

The Coordinator and his/her designee receive email alerts from ProxyEdge, notifying the Adviser of meeting dates and voting deadlines. As part of the monitoring process, the ProxyEdge website is checked regularly to ensure votes have been cast on securities with outstanding proxies. At this time the votes are checked to ensure they are cast within the established Adviser guidelines.

The Coordinator will have the following responsibilities:

1.	Review contract with Broadridge (ProxyEdge) and communicate with them to resolve any problems that may arise
2.	Monitor "ProxyEdge" email alerts
3.	Monitor voting recommendations from a professional proxy voting service (Glass Lewis),
4.	Solicit information from the Adviser and its’ employees about potential conflict of interest,
5.	Maintain a “proxy conflicts watch list” in coordination with the Adviser’s Compliance Department,
6.	Notify the Chief Investment Officer and the responsible Compliance Officer when an upcoming vote is subject to a conflict of interest,
7.	Monitor proxy votes via the ProxyEdge website to ensure they are voted in accordance with recommendation of Glass Lewis and/or the established guidelines of the Adviser,
8.	Maintain records for any client requests for voting information.

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Conflicts of Interest

The Adviser recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Conflicts of interest may be the result of personal or business relationships, or due to circumstances that may arise during the conduct of the Adviser’s business.  Such circumstances may include, but are not limited to, situations where the Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote. The Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of clients and to bring such information to the attention of the Coordinator.

Coordinator will make a reasonable effort to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of clients. The Coordinator shall bring any known conflict of interest to the attention of the Chief Investment Officer.

The Adviser believes that certain proxies pertaining to a mutual fund are a potential conflict. For example, the Adviser may have a conflict of interest when the Adviser is solicited to vote client proxies approving an increase in fees deducted from mutual fund assets pursuant to a 12b-1 plan if the fees are a source of revenue for the Adviser.

The Coordinator may vote proxies relating to issuers where a potential conflict of interest is identified, if the Coordinator, in consultation with the Compliance Department, has determined that the conflict of interest is not material. A conflict of interest will be considered material if it is determined that such conflict has the potential to influence the Adviser’s decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances.  In the event that a material conflict arises, the proxy will be voted in accordance with the recommendation of Glass Lewis. The Coordinator shall memorialize all materiality decisions.

Appointment of Coordinator

In general, the Coordinator is appointed by the Adviser’s Chief Investment Officer.

Common Proposals

The Adviser recognizes that there are common proposals that routinely appear on proxies. Listed below are examples of voting decisions for the types of proposals that are most frequently presented:

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Election of the Board of Directors

The Adviser believes that good governance starts with an independent board, unfettered by significant ties to management, all of whose members are elected annually. In addition, key board committees should be entirely independent.

The Adviser generally supports the election of directors that result in a board made up of a majority of independent directors.

The Adviser generally does not support the election of non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

The Adviser will hold directors accountable for the actions of the committees on which they serve. For example, the Adviser generally does not support nominees who serve on the compensation committee if they approve excessive compensation arrangements or propose equity-based compensation plans that unduly dilute the ownership interests of stockholders.

The Adviser generally supports shareholder efforts to declassify existing boards, and will generally block efforts by companies to adopt classified board structures.

Approval of Independent Auditors

The Adviser believes that the relationship between the company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not, in the aggregate, raise any appearance of impaired independence.

The Adviser does not support proposed auditors where non-audit fees make up more than 50% of the total fees paid by the company to the audit firm.

The Adviser will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with the company (regardless of its size relative to the audit fee) to determine whether the Adviser believes independence has been compromised.

Equity-based Compensation Plans

The Adviser believes that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. Conversely, the Adviser is opposed to plans that substantially dilute its clients’ ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features.

The Adviser generally does not support plans where total potential dilution (including all equity-based plans) exceeds 15% of shares outstanding.

The Adviser generally does not support plans if annual option grants have exceeded 2% of shares outstanding.

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These total and annual dilution thresholds are guidelines, not ceilings, and when assessing a plan's impact on our clients, the Adviser considers other factors such as the nature of the industry and size of the company. The Adviser generally opposes plans that have any of the following structural features:

•	Ability to re-price underwater options
•	Ability to issue options with an exercise price below the stock's current market price.
•	Ability to issue reload options.
•	Automatic share replenishment ("evergreen") feature.

The Adviser generally supports measures intended to increase long-term stock ownership by executives. These may include:

•	Requiring senior executives to hold a minimum amount of stock in the company (frequently expressed as a certain multiple of the executive's salary).
•	Requiring stock acquired through option exercise to be held for a certain period of time.
•	Using restricted stock grants instead of options.

To this end, the Adviser supports expensing the fair market value of option grants because it substantially eliminates their preferential financial statement treatment vis-a-vis stock grants, furthering the case for increased ownership by corporate leaders and employees.

The Adviser generally supports the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

Corporate Structure and Shareholder Rights

The Adviser believes that shareholders should have voting power equal to their equity interest in the company and should be able to approve (or reject) changes to the corporation's by-laws by a simple majority vote.

The Adviser generally supports proposals to remove super-majority (typically from 66.7% to 80%) voting requirements for certain types of proposals.

The Adviser supports proposals to lower barriers to shareholder action (e.g., limited rights to call special meetings, limited rights to act by written consent).

The Adviser generally opposes proposals for a separate class of stock with disparate voting rights.

The Adviser generally supports proposals to subject shareholder rights plans ("poison pills") to a

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shareholder vote. In evaluating these plans, the Adviser is more likely to support arrangements with short-term (less than 3 years) sunset provisions, qualified bid/permitted offer provisions ("chewable pills") and/or mandatory review by a committee of independent directors at least every three years (so-called "TIDE" provisions).

Corporate and Social Policy Issues

The Adviser believes that "ordinary business matters" are primarily the responsibility of management and should be approved solely by the corporation's board of directors. Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices.

The Adviser generally opposes these types of proposals, although the Adviser may make exceptions in certain instances where it believes a proposal has substantial economic implications. The Adviser recognizes it may not be able to reflect accurately the stance of the Adviser’s broad client base, and, therefore reserves the right to issue an abstention from vote regarding this type of proposal.

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STATEMENT OF ADDITIONAL INFORMATION

THE GOVERNMENT STREET
FUNDS

The Government Street Equity Fund – Ticker Symbol: GVEQX
The Government Street Mid-Cap Fund – Ticker Symbol: GVMCX
The Alabama Tax Free Bond Fund – Ticker Symbol: ALABX

August 1, 2012
(Revised May 8, 2013)

Series of
WILLIAMSBURG INVESTMENT TRUST
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246
Telephone 1-866-738-1125

FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS	2
MUNICIPAL OBLIGATIONS	8
DESCRIPTION OF BOND RATINGS	14
INVESTMENT LIMITATIONS	16
TRUSTEES AND OFFICERS	19
INVESTMENT ADVISER	27
ADMINISTRATOR	30
DISTRIBUTOR	31
OTHER SERVICE PROVIDERS	31
PORTFOLIO SECURITIES AND BROKERAGE	31
SPECIAL SHAREHOLDER SERVICES	32
PURCHASE OF SHARES	34
REDEMPTION OF SHARES	34
NET ASSET VALUE DETERMINATION	35
FUND EXPENSES	35
ADDITIONAL TAX INFORMATION	36
GENERAL INFORMATION ABOUT THE TRUST	38
CALCULATION OF PERFORMANCE DATA	42
FINANCIAL STATEMENTS AND REPORTS	45
POLICIES AND PROCEDURES FOR VOTING PROXIES	46

This Statement of Additional Information is not a prospectus and should only be read in conjunction with the Prospectus of The Government Street Funds dated August 1, 2012.  This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus.  The Prospectus may be obtained from the Funds, for no charge, at the address and phone number shown above.

FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS

The Government Street Equity Fund (the “Equity Fund”), The Government Street Mid-Cap Fund (the “Mid-Cap Fund”) and The Alabama Tax Free Bond Fund (the “Alabama Tax Free Fund”) are three separate investment portfolios of Williamsburg Investment Trust (the “Trust”). All information contained herein applies to each of the Funds unless otherwise noted.

The investment objectives and principal strategies of the Funds are described in the Prospectus.  Supplemental information about these strategies is set forth below.  Certain capitalized terms used herein are defined in the Prospectus.

Writing Covered Call Options.  When Leavell Investment Management, Inc. (the “Adviser”) believes that individual portfolio securities held by the Equity Fund or the Mid-Cap Fund are approaching the top of the Adviser’s growth and price expectations, covered call options (“calls”) may be written (sold) against such securities.  When a Fund writes a call, it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call at a specified price (“strike price”) by a future date (“exercise price”).  To terminate its obligation on a call a Fund has written, it may purchase a corresponding call in a “closing purchase transaction.”  A profit or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium (net of transaction costs) previously received on the call written.  A Fund may realize a profit if the call it has written lapses unexercised, in which case the Fund keeps the premium and retains the underlying security as well.  If a call written by a Fund is exercised, the Fund forgoes any possible profit from an increase in the market price of the underlying security over an amount equal to the exercise price plus the premium received.  The Funds write options only for hedging purposes and not for speculation.  If the Adviser is incorrect in its expectations and the market price of a stock subject to a call option rises above the exercise price of an option, the Funds will lose the opportunity for further appreciation of that security.  If the Funds desire to enter into a closing purchase transaction, but there is no market when they desire to do so, they would have to hold the securities underlying the call until the call lapses or until the call is exercised.

The Equity Fund and the Mid-Cap Fund will only write options that are issued by the Options Clearing Corporation and listed on a national securities exchange.  Call writing affects the Funds’ portfolio turnover rate and the brokerage commissions paid.  Commissions for options, which are normally higher than for general securities transactions, are payable when writing calls and when purchasing closing purchase transactions.  The writing of call options by the Funds is subject to limitations established by each of the exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers.  Therefore the number of calls the Funds may write (or purchase in closing transactions) may be affected by options written or held by other entities, including other clients of the Adviser.  An exchange may order the liquidation of positions found to be in violation of these limits and may impose certain other sanctions.

Foreign Securities.  Because of the inherent risk of foreign securities over domestic issues, the Funds will not invest in foreign investments except those traded domestically as American Depositary Receipts (“ADRs”) or through investments in exchange-traded funds (“ETFs”) that invest primarily in foreign companies.  ADRs are receipts typically issued by an American bank or

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trust company that evidence ownership of underlying securities issued by a foreign corporation.  The Funds may invest in foreign securities if the Adviser believes such investment would be consistent with the Funds’ investment objectives.  The same factors would be considered in selecting foreign securities as with domestic securities, as discussed in the Prospectus.  Foreign securities investment presents special considerations not typically associated with investments in domestic securities. Foreign taxes may reduce income.  Currency exchange rates and regulations may cause fluctuation in the value of foreign securities.  Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers.  Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments.  There may be difficulties in obtaining service of process on foreign issuers and difficulties enforcing judgments against such issuers with respect to claims under U.S. securities laws.  Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values.  The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

Warrants and Rights.  Warrants are essentially options to purchase equity securities at specific prices and are valid for a specific period of time.  Prices of warrants do not necessarily move in concert with the prices of the underlying securities.  Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders.  Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

U.S. Government Securities.  The Funds may invest in debt obligations that are issued or guaranteed by the U.S. Government, its agencies and instrumentalities (“U.S. Government Securities”) as described herein.  U.S. Government Securities include the following securities: (1) U.S. Treasury obligations of various interest rates, maturities and issue dates, such as U.S. Treasury bills (mature in one year or less), U.S. Treasury notes (mature in one to seven years), and U.S. Treasury bonds (mature in more than seven years), the payments of principal and interest of which are all backed by the full faith and credit of the U.S. Government; (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Government, e.g., obligations of the Government National Mortgage Association (“GNMA”), the Farmers Home Administration and the Export Import Bank; some of which do not carry the full faith and credit of the U.S. Government but which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of the Tennessee Valley Authority, the U.S. Postal Service, the Federal National Mortgage Association (“FNMA”), and the Federal Home Loan Mortgage Corporation (“FHLMC”); and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association, the Federal Home Loan Banks and the Federal Farm Credit Bank; and (3) any of the foregoing purchased subject to repurchase agreements as described herein. The guarantee of the U.S. Government does not extend to the yield or value of U.S. Government Securities or the Funds’ shares.

Obligations of GNMA, FNMA and FHLMC may include direct pass-through “Certificates,” representing undivided ownership interests in pools of mortgages.  Such Certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the U.S. Government or the issuing agency.  Mortgage Certificates are subject to more rapid prepayment than their stated

3

maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates and, as a result, the proceeds from such prepayments may be reinvested in instruments that have lower yields.  To the extent such securities were purchased at a premium, such prepayments could result in capital losses.

In August 2011, Standard & Poor’s lowered the long-term sovereign credit rating of U.S. Government securities from AAA to AA+ and also downgraded the long-term credit ratings of U.S. government-sponsored enterprises.  Continued concerns over the extent of U.S. debt and the government’s fiscal burdens have caused Standard & Poor’s to warn of future downgrades. A downgrade of the ratings of U.S. Government securities could result in higher interest rates, disrupt the bond market and generally have a negative impact on the U.S. economy.

Repurchase Agreements.  The Funds may acquire U.S. Government Securities subject to repurchase agreements.  A repurchase transaction occurs when, at the time a Fund purchases a security, it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer). The Fund must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future.  Such securities, including any securities so substituted, are referred to as the “Repurchase Securities.”  The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

The majority of these transactions run day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase.  The Funds’ risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date.  In the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest to the extent that the proceeds from the sale and accrued interest on the security are less than the resale price provided in the repurchase agreement.  These risks are minimized when the Funds hold a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly.  Under guidelines adopted by the Trustees, the Adviser will carefully consider the creditworthiness of a vendor during the term of the repurchase agreement.  Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as “loans” under the Investment Company Act of 1940 (the “1940 Act”).  The return on such “collateral” may be more or less than that from the repurchase agreement.  The market value of the resold securities will be monitored so that the value of the “collateral” is at all times at least equal to the value of the loan, including the accrued interest earned thereon.  All Repurchase Securities will be held by the Funds’ custodian either directly or through a securities depository.  Each Fund will not enter into a repurchase agreement that will cause more than 10% of its net assets to be invested in repurchase agreements that extend beyond seven days and other illiquid securities.

Zero Coupon and Original Issue Discount (“OID”) Bonds.  The Alabama Tax Free Fund may invest in zero coupon and original issue discount bonds, which are typically offered without coupons or with very low coupons.  These bonds will typically be more interest rate sensitive than a comparable maturity current coupon bond.  The majority of zero coupon bonds have been created when a qualified U.S. Government Security is exchanged for a series of “Strips” through the Federal Reserve Bank.  Strips have been created from, among others, U.S. Treasury and Financing Corporation securities.  A number of U.S. Government Securities have also been repackaged by

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broker-dealers or commercial banks into trusts that issue zero coupon receipts such as U.S. Treasury Receipts (“TRs”) or Treasury Investment Growth Receipts (“TIGRs”).  Zero coupon and original issue discount bonds generate income under generally accepted accounting principles, but do not generate cash flow, resulting in the possibility that the Funds may be required to sell portfolio securities to make distributions as required under Subchapter M of the Internal Revenue Code.

Variable and Floating Rate Securities. The Funds may invest in variable or floating rate securities which adjust the interest rate paid at periodic intervals based on an interest rate index.  Typically, floating rate securities use as their benchmark an index such as the 1, 3 or 6 month LIBOR, 3, 6 or 12 month Treasury bills, or the Federal Funds rate.  Resets of the rates can occur at predetermined intervals or whenever changes in the benchmark index occur.

Shares of Other Investment Companies.  Each Fund may invest in shares of other investment companies. Each Fund does not presently intend to invest more than 25% of its total assets in securities of other investment companies. Such other investment companies may include Standard & Poor’s Depositary Receipts (“SPDRs”), shares of the DIAMONDS Trust (“DIAMONDs”) and other ETFs that invest in certain sectors.  SPDRs are exchange-traded securities that represent ownership of the SPDR Trust, a long-term unit investment trust that has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the Standard & Poor’s Composite Stock Price Index.  Holders of SPDRs are entitle to receive proportionate quarterly distributions corresponding to the dividends which accrue on the S&P 500 stocks in the underlying portfolio, less accumulated expenses of the SPDR Trust.  DIAMONDs operate similarly to SPDRs, except that DIAMONDs are intended to track the price performance and dividend yield of the Dow Jones Industrial Average. Unlike traditional mutual funds, ETFs are traded like a stock on a securities exchange and may be purchased or sold throughout the trading day based upon their market price.  This characteristic of an ETF is a risk separate and distinct from the risk that its net asset value will decrease.

Shares of other ETFs and exchange-traded notes (“ETNs”) may also be purchased by the Funds.  An ETF is an investment company registered under the 1940 Act that holds a portfolio of securities designed to track the performance of a particular index.  ETFs sell and redeem their shares at net asset value in large blocks (typically 50,000 of its shares) called “creation units.”  Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day.  Some ETFs are subject to percentage investment limitations imposed by the 1940 Act, except to the extent that investments in such ETFs are exempt from percentage limitations, pursuant to Securities and Exchange Commission (“SEC”) Order, in which case they will not be subject to any such investment limitation.  Investments in ETFs involve certain inherent risks generally associated with investments in a broadly-based portfolio of securities including: (1) risks that the general level of securities prices may decline, thereby adversely affecting the value of each unit of the ETF; (2) an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or number of securities held; (3) an ETF may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (4) an ETF may not track an index as well as a traditional index fund because ETFs are valued by the market and, therefore, there

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may be a difference between the market value and the ETF’s net asset value.  An ETN is a structured debt security that represents an unsecured general obligation of the issuer.

Generally, under the 1940 Act, a fund may not acquire shares of another investment company (including ETFs) if, immediately after such acquisition, (i) such fund would hold more than 3% of the other investment company’s total outstanding shares, (ii)  such fund’s investment in securities of the other investment company would be more than 5% of the value of the total assets of the fund, or (iii)  more than 10% of such fund’s total assets would be invested in investment companies.  Under certain conditions, a fund may invest in registered and unregistered money market funds in excess of these limitations.  The SEC has granted orders for exemptive relief to certain ETFs that permit investments in those ETFs by other investment companies (such as the Funds) in excess of these limits.  The Equity Fund and the Mid-Cap Fund may invest in ETFs that have received such exemptive orders from the SEC, pursuant to the conditions specified in such orders.  In accordance with Section 12(d)(1)(F)(i) of the 1940 Act, the Funds may also invest in ETFs that have not received such exemptive orders and in other investment companies in excess of these limits, as long as the Funds (and all of their affiliated persons, including the Adviser) do not acquire more than 3% of the total outstanding stock of such ETF or other investment company, unless otherwise permitted to do so pursuant to permission granted by the SEC.  If a Fund seeks to redeem shares of an ETF or investment company purchased in reliance on Section 12(d)(1)(F), the ETF is not obligated to redeem an amount exceeding 1% of the ETF’s outstanding shares during a period of less than 30 days.  To the extent the Funds invest in securities of other investment companies, Fund shareholders would indirectly pay a portion of the operating costs of such companies.  These costs include management, brokerage, shareholder servicing and other operational expenses.  Indirectly, then, shareholders may pay higher operational costs than if they owned the underlying investment companies directly.

Description of Money Market Instruments.  Money market instruments may include U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Funds.  Money market instruments also may include Bankers’ Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes (“Master Notes”).  Bankers’ Acceptances are time drafts drawn on and “accepted” by a bank, which are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade.  When a bank “accepts” such a time draft, it assumes liability for its payment.  When the Funds acquire a Bankers’ Acceptance, the bank which “accepted” the time draft is liable for payment of interest and principal when due.  The Bankers’ Acceptance, therefore, carries the full faith and credit of such bank.  A Certificate of Deposit (“CD”) is an unsecured interest-bearing debt obligation of a bank.  CDs acquired by the Funds would generally be in amounts of $100,000 or more.  Commercial Paper is an unsecured, short term debt obligation of a bank, corporation or other borrower.  Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument.  The Funds will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization (“NRSRO”) or, if not rated, if the issuer has an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, is of equivalent quality in the Adviser’s assessment.  Commercial Paper may include Master Notes of the same quality.  Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of

6

fluctuating amounts at varying rates of interest. Master Notes are acquired by the Funds only through the Master Note program of the Funds’ custodian, acting as administrator thereof.  The Adviser will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Funds.

Commodities.   The Equity Fund and the Mid-Cap Fund may invest in securities (including ETFs) whose performance is linked to the price of an underlying commodity or commodity index.  The performance of indexed securities depends to a great extent on the performance of the commodity in which they invest and involve the risks and pricing characteristics similar to direct investments in that commodity.  Precious metals such as gold, silver, platinum and palladium, have at times been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries.  Investments in precious metals can present concerns such as delivery, storage, and maintenance, possible illiquidity, and the unavailability of accurate market valuations.  Other types of commodities may be subject to certain risks, including regulatory, economic, environmental and political developments, weather events, natural disasters and market disruptions

Commodity Exchange Act Regulation.  The Funds have claimed an exclusion from the definition of the term “commodity pool” under the Commodity Exchange Act (“CEA”) and, therefore, are not subject to registration or regulation under the CEA.  A Fund claiming the exclusion is limited in its ability to use certain derivatives, such as futures, certain options, and swaps, without the Fund becoming subject to U.S. Commodity Futures Trading Commission (“CFTC”) regulation.  On an annual basis, a Fund is required to reaffirm its eligibility to continue to claim the exclusion.  If a Fund’s use of derivatives would prevent it from claiming the exclusion (or any other exclusion or exemption available under CFTC regulations), then the Adviser may be subject to regulation as a commodity pool operator or commodity trading advisor with respect to the Fund, and the Fund may become subject to regulation by the CFTC.  A Fund may incur additional expenses in complying with the CFTC’s recordkeeping, reporting and disclosure requirements.  However, until the applicable SEC regulations and CFTC regulations relating to investment companies are harmonized, the nature and extent to which CFTC regulations may affect a Fund is uncertain.

Forward Commitment and When-Issued Securities.  The Alabama Tax Free Fund may purchase securities on a when-issued basis or for settlement at a future date if the Funds hold sufficient assets to meet the purchase price.  In such purchase transactions the Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Fund will not accrue the interest until the settlement of the sale.  When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale.  As a result, the exposure to the counterparty of the purchase or sale is increased.  Although the Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Adviser felt such action was appropriate.  In such a case, the Fund could incur a short-term gain or loss.

Borrowing.  Each Fund may borrow, temporarily, up to 5% of its total assets for extraordinary or emergency purposes and may increase the limit (to one-third of total assets in the case of the Equity Fund and the Mid-Cap Fund and 15% of total assets in the case of the Alabama Tax Free Fund) to meet redemption requests that might otherwise require untimely disposition of portfolio holdings. To the extent the Funds borrow for these purposes, the effects of market price fluctuations on net asset value will be exaggerated.  If, while such borrowing is in effect, the value of a Fund’s assets declines, the Fund may be forced to liquidate portfolio securities when it is disadvantageous to do so.  The Funds would incur interest and other transaction costs in connection with such borrowing.  No Fund will make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

Unseasoned Issuers.  Each Fund may invest in the securities of unseasoned issuers, that is, companies having an operating history of less than three years (including predecessors and, in the case of fixed income securities, guarantors).  The management of such companies frequently does not have substantial business experience.  Furthermore, they may be competing with other companies that are well established, more experienced and better financed.  The securities of unseasoned companies may have a limited trading market, which may adversely affect disposition. If other investors attempt to dispose of such holdings when a Fund desires to do so, the Fund could

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receive lower prices than might otherwise be obtained.  Because of these and other risks, investment in unseasoned issuers is limited to no more than 5% of each Fund’s total assets.

Short Sales Against the Box.  Each Fund may make short sales “against the box.” In a short sale, a Fund sells stock which it does not own, making delivery with securities "borrowed" from a broker.  The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement.  When a Fund engages in a short sale "against the box," the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short.  The Funds may make a short sale against the box as a hedging technique, when the Adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund, or when the Fund wants to sell the security at an attractive current price. In such case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position.  The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns.  There will be certain  additional  transaction costs associated with short sales against the box, but  the Funds will endeavor to offset these costs with the income from the investment  of  the  cash  proceeds  of  short  sales.  While each Fund has reserved the right to make short sales “against the box,” the Adviser has no present intention of engaging in such transactions for the Alabama Tax Free Fund during the coming year.

Portfolio Turnover.  Portfolio turnover will not be a limiting factor when the Adviser deems changes appropriate.  By utilizing the approach to investing described herein, it is expected that annual portfolio turnover will generally not exceed 100% with respect to each Fund.  Market conditions may dictate, however, a higher rate of portfolio turnover in a particular year.  The degree of portfolio activity affects the brokerage costs of the Funds and may have an impact on the total amount of taxable distributions to shareholders.

MUNICIPAL OBLIGATIONS

Description of Municipal Obligations.  Municipal Obligations include bonds, notes and commercial paper issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income taxes (without regard to whether the interest thereon is also exempt from the personal income taxes of any state).  Municipal Obligation bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligation bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to loan to other public institutions and facilities.  In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity.  Such obligations are included within the term Municipal Obligations if the interest paid thereon qualifies as exempt from federal income tax.  Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Obligations, although the current federal tax laws place substantial limitations on the size of such issues.

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The two principal classifications of Municipal Obligation bonds are “general obligation” and “revenue” bonds.  General obligation bonds are secured by the issuer’s pledge of its good faith, credit and taxing power for the payment of principal and interest.  The payment of the principal of and interest on such bonds may be dependent upon an appropriation by the issuer’s legislative body.  The characteristics and enforcement of general obligation bonds vary according to the law applicable to the particular issuer.  Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source.  Industrial development bonds which are Municipal Obligations are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds.

Municipal Obligation notes generally are used to provide for short-term capital needs and generally have maturities of one year or less.  Municipal Obligation notes include:

1.   Tax Anticipation Notes.  Tax Anticipation Notes are issued to finance working capital needs of municipalities.  Generally, they are issued in anticipation of various tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

2.    Revenue Anticipation Notes.  Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under Federal Revenue Sharing Programs.

3.    Bond Anticipation Notes.  Bond Anticipation Notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

Issues of commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt.  In most cases, Municipal Obligation commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

The yields on Municipal Obligations are dependent on a variety of factors, including  supply and demand, liquidity and general conditions of the Municipal Obligation market, size of a particular offering, the maturity of the obligation and rating (if any) of the issue.

Factors Affecting Alabama Municipal Obligations.  The following information regarding certain economic, financial and legal matters pertaining to Alabama is drawn primarily from official statements relating to securities offerings of Alabama and other publicly available documents, dated as of various dates prior to the date of this Statement of Additional Information and do not purport to be complete descriptions.  Data regarding the financial condition of Alabama State government may not be relevant to Municipal Obligations issued by political subdivisions of Alabama.  Moreover, the general economic conditions discussed may or may not affect issuers of the obligations.  The Trust has not independently verified this information.

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Alabama’s automotive manufacturing industry was launched in 1997 and has become the fastest growing segment of Alabama’s manufacturing economy.  The state hosts three original equipment manufacturers, two major engine producers and more than 90 automotive suppliers.  Development of the automotive sector provided an important life to the state’s economy at a time when long-standing textiles and apparel manufacturing industries were in decline.  After ten years of expansion, the state’s automotive industry began to slide and production in 2009 dropped by 40%.  The repercussions on industry employment were widespread and resulted in layoffs and reduced hours in many plants.  Alabama’s automotive industry is poised for a comeback due to improved processes and new and improved products across the three original equipment manufacturers and the supporting supplier network.   Shipments of transportation equipment, the state’s top export product, rose 31% in 2010 and the transportation sector is expected to add the largest number of workers to the manufacturing payroll in 2012.

Among other leading manufacturing industries in Alabama have been pulp and paper and chemicals, the development and growth of which have been made possible by abundant rainfall (the mean annual average of which varies between 52 and 68 inches) and a high pulpwood growth rate (averaging approximately one-half cord per acre per year).  In recent years Alabama has been one of the largest producers of timber in the nation and its wood pulp and paper industry has been naturally complemented by a growing chemical industry.  Mining, oil and gas production, food processing, textiles and apparel, rubber and plastics, printing and publishing, steel, manufactured housing, machinery and service industries are also important to Alabama’s economy.  Coal mining and the textile industry have both been in decline in recent years.

In recent years, the importance of service industries to Alabama’s economy has increased significantly.  The major service industries in Alabama are the general health care industries, most notably represented by the University of Alabama medical complex in Birmingham and the high technology research and development industries concentrated in the Huntsville area.  Among the service industries, job gains in 2011 were predominately associated with retail and business services, including administrative support services, health care, social assistance, accommodation and food services, all of which tend to pay relatively low wages.  Large manufacturing and service employers are expected to be the major economic drivers in 2012.  These include firms in industries such as automotive manufacturing, shipbuilding, steel, utilities, tourism, healthcare, biotechnology and the state’s major universities.

While Alabama entered the 2008-2009 recession later than the nation, the decline has been steeper and the return to job growth is coming more slowly.  Significant slowdowns in consumer and business spending, tight lending conditions and weakness in both commercial and residential real estate markets have dampened the state’s growth.  The state’s economy grew by approximately  2.2% in 2011 and is forecasted to expand by about 2.5% in 2012.  During the twelve months ended February 2012, government entities lost 10,500 jobs including 6,200 in state government and 3,400 in local government. Until uncertainties about federal budgets and spending priorities as well as deficit reduction plans are resolved, the state’s many private contractors and government facilities engaged in aerospace and defense-related projects will be cautious in hiring and investment.  Alabama’s two major operating funds, the Education Trust Fund and the General Fund, both shrank in fiscal year 2011 as growth in appropriation and obligations outpaced growth in receipts.  Without the support of federal stimulus dollars and one-time withdrawal from the state reserve, and in the face of declining revenues, state officials estimate a shortfall from the General Fund in fiscal 2013.

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The Attorney General’s Office has reviewed the status of pending lawsuits and reports that an adverse decision in a number of cases may have a material adverse effect on the State’s financial position.

In November 2011, Jefferson County Alabama filed for bankruptcy court protection, having over $5 billion in total indebtedness, making it the largest municipal bankruptcy in U.S. history.  The county’s debt escalated in the mid 2000’s when corrupt bond issuance deals to upgrade its sewer system fueled multibillion dollar debt and led to 22 convictions of bribery and fraud.  Although the county has reduced its workforce by approximately 700 over the past year, it still has been unable to make its unsecured general obligation bond payments.  Because taxation in Alabama is controlled by the state legislature, the ability of the county to restore its budget will be dependent upon legislative action to provide a stable long-term source of general revenues.  As of the date of this Statement of Additional Information, the Alabama Tax Free Fund does not hold any Jefferson County debt obligations.

Industrial Revenue Bonds.  The Alabama Tax Free Fund may invest from time to time a portion of its assets in industrial revenue bonds (referred to under current tax law as private activity bonds), and also may invest a portion of its assets in revenue bonds issued for housing, including multi-family housing, health care facilities or electric utilities, at times when the relative value of issues of such a type is considered, in the judgment of the Adviser, to be more favorable than that of other available types of issues, taking into consideration the particular restrictions on investment flexibility arising from the investment objective of the Fund of providing current income exempt from personal income taxes of Alabama (as well as federal income taxes).  Therefore, investors should also be aware of the risks which these investments may entail. Industrial revenue bonds are issued by various state and local agencies to finance various projects.

Housing revenue bonds typically are issued by a state, county or local housing authority and are secured only by the revenues of mortgages originated by the authority using the proceeds of the bond issue.  Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer.  Moreover, such housing revenue bonds depend upon the cash flow from the underlying mortgages for their repayment, which cannot be precisely predicted when the bonds are issued.  Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds.  Additionally, such bonds depend in part on scheduled payments of principal and interest upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds.  If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate. The financing of multi-family housing projects is affected by a variety of factors, including satisfactory completion of construction within cost constraints, the achievement and maintenance of a sufficient level of occupancy, sound management of the developments, timely and adequate increases in rents to cover increases in operating expenses, including taxes, utility rates and maintenance costs, changes in applicable laws and governmental regulations and social and economic trends.

Electric utilities face problems in financing large construction programs in an inflationary period, cost increases and delay occasioned by environmental considerations (particularly with respect to

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nuclear facilities), difficulty in obtaining fuel at reasonable prices, the cost of competing fuel sources, difficulty in obtaining sufficient rate increases and other regulatory problems, the effect of energy conservation and difficulty of the capital market to absorb utility debt.

Health care facilities include life care facilities, nursing homes and hospitals.  Life care facilities are alternative forms of long-term housing for the elderly which offer residents the independence of condominium life style and, if needed, the comprehensive care of nursing home services.  Bonds to finance these facilities have been issued by various state industrial development authorities.  Because the bonds are secured only by the revenues of each facility, and not by state or local government tax payments, they are subject to a wide variety of risks.  Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues adequate to maintain debt service payments.  Moreover, in the case of life care facilities, because a portion of housing, medical care and other services may be financed by an initial deposit, there may be risk if the facility does not maintain adequate financial reserves to secure estimated actuarial liabilities.  The ability of management to accurately forecast inflationary cost pressures weighs importantly in this process.  The facilities may also be affected by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies.  They may also face competition from alternative health care or conventional housing facilities in the private or public sector. Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels.  A hospital’s gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding, and possible federal legislation limiting the rates of increase of hospital charges.

The Alabama Tax Free Fund may also invest in bonds for industrial and other projects, such as sewage or solid waste disposal or hazardous waste treatment facilities.  Financing for such projects will be subject to inflation and other general economic factors as well as construction risks including labor problems, difficulties with construction sites and the ability of contractors to meet specifications in a timely manner.  Because some of the materials, processes and wastes involved in these projects may include hazardous components, there are risks associated with their production, handling and disposal.

Variable Rate Securities.  The Alabama Tax Free Fund may invest in Municipal Obligations that bear interest at rates that are adjusted periodically to market rates.  The market value of fixed coupon securities fluctuates with changes in prevailing interest rates, increasing in value when interest rates decline and decreasing in value when interest rates rise.  The value of variable rate securities, however, is less affected by changes in prevailing interest rates because of the periodic adjustment of their coupons to a market rate.  The shorter the period between adjustments, the smaller the impact of interest rate fluctuations on the value of these securities.  The market value of tax-exempt variable rate securities usually tends toward par (100% of face value) at interest rate adjustment time.

Put Bonds.  The Alabama Tax Free Fund may invest in Municipal Obligations (including securities with variable interest rates) that may be redeemed or sold back (put) to the issuer of the security or

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a third party at face value prior to stated maturity.  This type of security will normally trade as if maturity is the earlier put date, even though stated maturity is longer.

Zero Coupon Bonds.  Municipal Obligations in which the Alabama Tax Free Fund may invest include zero coupon bonds and deferred interest bonds.  Zero coupon bonds and deferred interest bonds are debt obligations that are issued at a significant discount from face value.  While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance.  Zero coupon bonds and deferred interest bonds benefit the issuer by mitigating its need for cash to meet debt service, but they also require a higher rate of return to attract investors who are willing to defer receipt of such cash.  Such investments may experience greater volatility in market value than debt obligations that make regular payments of interest.  The Fund will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders.

Municipal Lease Obligations.  The Alabama Tax Free Fund may invest in municipal lease obligations, installment purchase contract obligations, and certificates of participation in such obligations (collectively, “lease obligations”).  A lease obligation does not constitute a general obligation of the municipality for which the municipality’s taxing power is pledged, although the lease obligation is ordinarily backed by the municipality’s covenant to budget for the payments due under the lease obligation.  Certain lease obligations contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis.  A risk peculiar to these municipal lease obligations is the possibility that a municipality will not appropriate funds for lease payments.  Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult.  The Adviser will seek to minimize these risks by not investing more than 10% of the total assets of the Fund in lease obligations that contain “non-appropriation” clauses.  In evaluating a potential investment in such a lease obligation, the Adviser will consider: (1) the credit quality of the obligor, (2) whether the underlying property is essential to a government function, and (3) whether the lease obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation.  Municipal lease obligations may be determined to be liquid in accordance with guidelines established under the supervision of the Board of Trustees and other factors the Adviser may determine to be relevant to such determination.  In determining the liquidity of municipal lease obligations, the Adviser will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades and quotes for the obligation; and (4) the nature of the marketplace trades.  In addition, the Adviser will consider factors unique to particular lease obligations affecting their marketability.  These include the general creditworthiness of the municipality, the importance of the property covered by the lease to the municipality, and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by the Fund.

The Board of Trustees is responsible for supervising the determination of the credit quality of unrated municipal lease obligations on an ongoing basis, including an assessment of the likelihood that the lease will not be cancelled.

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DESCRIPTION OF BOND RATINGS

The various ratings used by the NRSROs are described below.  A rating by an NRSRO represents the organization’s opinion as to the credit quality of the security being traded.  However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer.  Consequently, the Adviser believes that individual analysts give different weightings to the various factors involved in credit analysis, and the quality of fixed-income securities in which the Funds may invest should be continuously reviewed.  A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently.  Ratings are based on current information furnished by the issuer or obtained from other sources that are considered reliable by the NRSROs.  Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

Description of Moody’s Investors Service, Inc.’s Bond Ratings:

Aaa:	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A:	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa:	Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba:	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa.  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Description of Standard & Poor’s Ratings Definitions:

AAA:   An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA:      An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A:         An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB:   An obligation rated ‘BBB’ exhibits adequate protection parameters.  However,

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adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Description of Fitch Ratings:

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale.  In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment.  This notably applies to covered bond ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument.

The relationship between issuer scale and obligation scale assumes a historical average recovery of between 30% - 50% on the senior, unsecured obligations of an issuer.  As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity’s issuer rating.

AAA:  Highest credit quality.
‘AAA’ ratings denote the lowest expectation of credit risk.  They are assigned only in cases of exceptionally strong capacity for payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

AA:     Very high credit quality.
‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

A:        High credit quality.
‘A’ ratings denote expectations of low credit risk.  The capacity for payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB:  Good credit quality.
‘BBB’ ratings indicate that expectations of credit risk are currently low.  The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

The modifiers “+” or “-“ may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added the “AAA obligation rating category.

Credit quality in the markets for lower rated fixed income securities can change unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular security. The Adviser believes that the yields from the lower rated securities purchased by the Funds will more than compensate for any additional risk.  During periods of deteriorating economic conditions or increased interest rates, trading in the secondary market for lower rated securities may become thin and market liquidity may be significantly reduced.  Under such conditions, valuation

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of the securities at fair value becomes more difficult and judgment plays a greater role.  Beside credit and liquidity concerns, prices for lower rated securities may be affected by legislative and regulatory developments.

INVESTMENT LIMITATIONS

The Funds have adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Funds.  These limitations may not be changed with respect to any Fund without the affirmative vote of a majority of the outstanding voting shares of such Fund.  For purposes of the discussion of these fundamental investment limitations, the term “majority” of the outstanding shares of a Fund means the lesser of (i) 67% of the Fund’s outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of the Fund’s outstanding shares.

Under these fundamental limitations, each of the Equity Fund and the Mid-Cap Fund may not:

(1)
Issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of either Fund’s total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities if, immediately after such borrowing, the value of a Fund’s assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all such borrowings;

(2)	Invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one issuer;

(3)
Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to these limitations);

(4)
Invest in the securities of any issuer if any of the officers or trustees of the Trust or its Adviser who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the outstanding securities of such issuer;

(5)	Invest for the purpose of exercising control or management of another issuer;

(6)
Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Funds may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things;

(7)	Underwrite securities issued by others, except to the extent a Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

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(8)	Purchase securities on margin (but the Funds may obtain such short-term credits as may be necessary for the clearance of transactions);

(9)
Make short sales of securities or maintain a short position, except short sales “against the box” (A short sale is made by selling a security the Fund does not own. A short sale is “against the box” to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

(10)	Participate on a joint or joint and several basis in any trading account in securities;

(11)
Make loans of money or securities, except that the Funds may invest in repurchase agreements (but repurchase agreements having a maturity of longer than seven days, together with other securities which are not readily marketable, are limited to 10% of the Fund’s net assets);

(12)
Invest in securities of issuers which have a record of less than three years’ continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities;

(13)
Write, acquire or sell puts, calls or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts or related options, except that each Fund may write (sell) covered call options against its portfolio securities, and purchase corresponding call options in a closing purchase transaction;

(14)	Invest in restricted securities; or

(15)	Acquire foreign securities, except that the Funds may acquire foreign securities sold as American Depository Receipts without limit.

Under these fundamental limitations, the Alabama Tax Free Fund may not:

(1)
Issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund’s total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities, in amounts not exceeding 15% of its total assets, and may pledge its assets to secure all such borrowings;

(2)	Invest for the purpose of exercising control or management of another issuer;

(3)
Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things;

(4)	Underwrite securities issued by others, except to the extent the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

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(5)	Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(6)	Participate on a joint or joint and several basis in any trading account in securities;

(7)	Make loans of money or securities, except that the Fund may invest in repurchase agreements;

(8)
Invest in securities of issuers which have a record of less than three years’ continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities;

(9)
Make short sales of securities or maintain a short position, except short sales “against the box” (A short sale is made by selling a security the Fund does not own.  A short sale is “against the box” to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

(10)	Write, acquire or sell commodities, commodities contracts, futures contracts or related options;

(11)
Invest, with respect to at least 50% of its total assets, more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 25% of the outstanding voting securities of any issuer; or

(12)
Invest more than 15% of its net assets in securities subject to legal or contractual restrictions on resale or for which there are no readily available market quotations or in other illiquid securities.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation.  However, in the case of the borrowing limitation (limitation number 1, above), each Fund will, to the extent necessary, reduce its existing borrowings (within 3 days, excluding Sundays and holidays) to comply with the limitation.

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TRUSTEES AND OFFICERS

Overall responsibility for management of the Trust rests with the Board of Trustees.  The Trustees, in turn, elect the officers of the Trust.  The Trustees serve until their retirement at age 75, subject to periodic review, and the officers are elected annually.  The following is a list of the Trustees and executive officers of the Trust.  Each Trustee who is an “interested person” of the Trust, as defined by the 1940 Act, is indicated by an asterisk.

Name, Address and Age	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years and Directorships of Various Companies	Number of Portfolios in Trust Overseen by Trustee
Interested Trustees:
*John P. Ackerly, IV One James Center, 901 E. Cary Street Richmond, Virginia 23219 Year of Birth: 1963	Since July 2012	Trustee; President of The Davenport Funds	Senior Vice President of Davenport & Company LLC, Richmond Virginia	11
*John T. Bruce 800 Main Street Lynchburg, Virginia 24504 Year of Birth: 1953	Since September 1988	Trustee; President of the Flippin, Bruce & Porter Funds	President, Director and member of Executive Committee of Flippin, Bruce & Porter, Inc., Lynchburg, Virginia	11
Independent Trustees:
Robert S. Harris, Ph. D. 100 Darden Boulevard Charlottesville, Virginia 22903 Year of Birth: 1949	Since January 2007	Trustee	C. Stewart Sheppard Professor of Business Administration at The Darden Graduate School of Business Administration at the University of Virginia; consultant to corporations and government agencies	11
J. Finley Lee, Jr., Ph.D. 448 Pond Apple Drive North Naples, Florida 34119 Year of Birth: 1939	Since September 1988	Trustee	Retired Julian Price Professor Emeritus, University of North Carolina	11
Richard L. Morrill, Ph.D. G19 Boatwright Library Richmond, Virginia 23173 Year of Birth: 1939	Since March 1993	Trustee	President of the Teagle Foundation; (charitable foundation); Chancellor of the University of Richmond; Director of Tredegar Corporation (plastics manufacturer); Director of Albemarle Corporation (polymers and chemicals manufacturer) until May 2012.	11
Harris V. Morrissette 100 Jacintoport Boulevard Saraland, Alabama 36571 Year of Birth: 1959	Since March 1993	Trustee	President of China Doll Rice and Beans, Inc and Dixie Lily Foods; Director of International Shipholding Corporation (cargo transportation); Director of BancTrust Financial Group, Inc. (bank holding company); Chairman of Azalea Aviation, Inc. (airplane fueling) until January 2012	11

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Executive Officers:
Margaret H. Alves 210 St. Joseph Street Mobile, Alabama 36602 Year of Birth: 1972	Since February 2006	Compliance Officer of The Government Street Funds	Chief Compliance Officer and Director of Leavell Investment Management, Inc., Mobile, Alabama
Tina H. Bloom 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1968	Since August 2006	Chief Compliance Officer and Secretary	Director of Fund Administration of Ultimus Fund Solutions, LLC (the Trust’s administrator);Vice President of Ultimus Fund Distributors, LLC (the Trust’s principal underwriter)
Austin Brockenbrough, III 1802 Bayberry Court, Suite 400 Richmond, Virginia 23226 Year of Birth: 1937	Since September 1988	Vice President of The Jamestown Funds	President and Managing Director of Lowe, Brockenbrough & Company, Inc., Richmond, Virginia; Director of Wilkinson O’Grady & Co. Inc. (global asset manager); Trustee of the Trust from 1988 until 2012.
Charles M. Caravati, III 1802 Bayberry Court, Suite 400 Richmond, Virginia 23226 Year of Birth: 1965	Since January 1996	President of The Jamestown Balanced Fund and The Jamestown Equity Fund	Managing Director of Lowe, Brockenbrough & Company, Inc., Richmond, Virginia
I. Lee Chapman, IV One James Center, 901 E. Cary Street Richmond, Virginia 23219 Year of Birth: 1971	Since November 2010	Vice President of The Davenport Funds	President and Chief Operating Officer of Davenport & Company LLC, Richmond Virginia
Robert G. Dorsey 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1957	Since November 2000	Vice President	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC
John M. Flippin 800 Main Street Lynchburg, Virginia 24504 Year of Birth: 1942	Since September 1988	Vice President of the Flippin, Bruce & Porter Funds	Director of Flippin, Bruce & Porter, Inc., Lynchburg, Virginia
John H. Hanna, IV 800 Main Street Lynchburg, Virginia 24504 Year of Birth: 1955	Since February 2007	Vice President of the Flippin, Bruce & Porter Funds	Vice President, Director and member of Executive Committee of Flippin, Bruce & Porter, Inc., Lynchburg, Virginia
Timothy S. Healey 800 Shades Creek Parkway, Suite 585 Birmingham, Alabama 35209 Year of Birth: 1953	Since January 1995	Vice President of The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund	Executive Vice President and Chief Investment Officer of Leavell Investment Management, Inc., Mobile, Alabama
Mary S. Hope 210 St. Joseph Street Mobile, Alabama 36602 Year of Birth: 1963	Since August 2008	Vice President of The Government Street Funds	Vice President and Portfolio Manager of Leavell Investment Management, Inc., Mobile, Alabama
Joseph A. Jennings, III 1802 Bayberry Court, Suite 400 Richmond, Virginia 23219 Year of Birth: 1962	Since June 2005	President of The Jamestown Tax Exempt Virginia Fund	Portfolio Manager of Lowe, Brockenbrough & Company, Inc., Richmond, Virginia
Thomas W. Leavell 210 St. Joseph Street Mobile, Alabama 36602 Year of Birth: 1943	Since February 2004	President of The Government Street Funds	President and Chief Executive Officer of Leavell Investment Management, Inc., Mobile, Alabama
David J. Marshall 800 Main Street Lynchburg Virginia 24504 Year of Birth: 1956	Since February 2007	Vice President of the Flippin, Bruce & Porter Funds	Secretary, Director and member of Executive Committee of Flippin, Bruce & Porter, Inc., Lynchburg, Virginia
Denise C. Peters One James Center, 901 E. Cary Street Richmond, Virginia 23219 Year of Birth: 1956	Since February 2007	Compliance Officer of The Davenport Funds	First Vice President and Chief Compliance Officer for Davenport Asset Management Division of Davenport & Company LLC, Richmond,Virginia

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R. Gregory Porter, III 800 Main Street Lynchburg, Virginia 24504 Year of Birth: 1941	Since September 1988	Vice President of the Flippin, Bruce & Porter Funds	Director of Flippin, Bruce & Porter, Inc., Lynchburg, Virginia
Page T. Reece 1802 Bayberry Court, Suite 400 Richmond, Virginia 23226 Year of Birth: 1957	Since September 2004	Compliance Officer of The Jamestown Funds	Chief Compliance Officer and Director of Operations of Lowe, Brockenbrough & Company, Inc., Richmond, Virginia
Teresa L. Sanderson 800 Main Street Lynchburg, Virginia 24504 Year of Birth: 1963	Since September 2004	Compliance Officer of the Flippin, Bruce & Porter Funds	Chief Compliance Officer and a Principal of Flippin, Bruce & Porter, Inc., Lynchburg, Virginia
Mark J. Seger 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1962	Since November 2000	Treasurer	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC
George L. Smith, III One James Center, 901 E. Cary Street Richmond, Virginia 23219 Year of Birth: 1976	Since February 2011	Vice President of The Davenport Funds	Senior Vice President of Davenport & Company LLC, Richmond Virginia
Connie R. Taylor 1802 Bayberry Court, Suite 400 Richmond, Virginia 23226 Year of Birth: 1950	Since March 1993	Vice President of The Jamestown Balanced Fund and The Jamestown Equity Fund	Account Administrator of Lowe, Brockenbrough & Company, Inc., Richmond, Virginia
Lawrence B. Whitlock, Jr. 1802 Bayberry Court, Suite 400 Richmond, Virginia 23226 Year of Birth: 1948	Since February 2002	Vice President of The Jamestown Balanced Fund and The Jamestown Equity Fund	Managing Director of Lowe, Brockenbrough & Company, Inc., Richmond, Virginia

*	John P. Ackerly, IV and John T. Bruce, as affiliated persons of investment advisers to the Trust, are “interested persons” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

Trustees’ Ownership of Fund Shares.  The following table shows each Trustee’s beneficial ownership of shares of the Funds and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee.  Information is provided as of December 31, 2011.

Name of Trustee	Dollar Range of Shares of the Funds Owned by Trustee	Aggregate Dollar Range of Shares of All Funds In Trust Overseen by Trustee
John Ackerly, IV	Equity Fund: None Mid-Cap Fund: None Alabama Tax Free Fund: None	50,001 - $100,000
John T. Bruce	Equity Fund: None Mid-Cap Fund: None Alabama Tax Free Fund: None	Over $100,000
Independent Trustees:
Robert S. Harris	Equity Fund: $1 – $10,000 Mid-Cap Fund: None Alabama Tax Free Fund: None	$10,001 – $50,000

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J. Finley Lee, Jr.	Equity Fund: None Mid-Cap Fund: None Alabama Tax Free Fund: None	$50,001 – $100,000
Richard L. Morrill	Equity Fund: None Mid-Cap Fund: None Alabama Tax Free Fund: None	Over $100,000
Harris V. Morrissette	Equity Fund: Over $100,000 Mid-Cap Fund: None Alabama Tax Free Fund: None	Over $100,000

As of July 10, 2012, the Trustees and officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) less than 1% of the outstanding shares of each Fund.

Trustee Compensation.  No director, officer or employee of an investment adviser or principal underwriter of the Trust will receive any compensation from the Trust for serving as an officer or Trustee of the Trust, except that the Trust may compensate its Chief Compliance Officer (“CCO”) regardless of whether such Officer is affiliated with an investment adviser or principal underwriter.  Each Trustee who is not affiliated with an investment adviser or principal underwriter of the Trust receives from the Trust an annual retainer of $8,000, payable quarterly; a fee of $1,500 for attendance at each meeting of the Board of Trustees; and $1,000 for attendance at each meeting of any committee of the Board (except that such fee is $1,500 for the committee chairman); plus reimbursement of travel and other expenses incurred in attending meetings.  The fees are split equally among all of the funds in the Trust.  The following table provides compensation amounts paid during the fiscal year ended March 31, 2012 to Trustees who are not affiliated with an investment adviser or principal underwriter of the Trust.

Trustee	Aggregate Compensation From the Funds	Pension or Retirement Benefits Accrued	Estimated Annual Benefits Upon Retirement	Total Compensation From all Funds within the Trust
Charles M. Caravati, Jr.*	$3,818	None	None	$14,000
Robert S. Harris	5,865	None	None	21,500
J. Finley Lee, Jr.	5,455	None	None	20,000
Richard L. Morrill	5,865	None	None	21,500
Harris V. Morrissette	5,455	None	None	20,000
Samuel B. Witt, III*	1,500	None	None	5,500

*  Retired from the Board as of June 30, 2012
**Retired from the Board as of June 30, 2011

Leadership Structure and Qualifications of Trustees

The Board of Trustees consists of six Trustees, four of whom are “non-interested” Trustees, as such term is defined in the 1940 Act (“Independent Trustees”).  The Board is responsible for the oversight of eleven series, or funds, of the Trust.  In addition to the Funds, the Trust consists of the FBP Equity & Dividend Plus Fund and the FBP Appreciation & Income Opportunity Fund, which are managed by Flippin, Bruce & Porter, Inc. of Lynchburg, Virginia; The Jamestown Balanced

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Fund, The Jamestown Equity Fund and The Jamestown Tax Exempt Virginia Fund, which are managed by Lowe, Brockenbrough & Company, Inc. of Richmond, Virginia; and The Davenport Core Fund, Davenport Value & Income Fund and Davenport Equity Opportunities Fund, which are managed by Davenport & Company LLC of Richmond, Virginia. The Board has engaged these investment advisers to oversee the management of the funds on a day-to-day basis.  The Board is responsible for overseeing the investment advisers and the Trust’s other service providers in the operations of the funds in accordance with the 1940 Act, other applicable federal and state laws, and the Trust’s Agreement and Declaration of Trust.

The Board meets in person or by telephone at regularly scheduled meetings four times throughout the year.  In addition, the Trustees may meet in person or by telephone at special meetings or on an informal basis at other times.  The Independent Trustees also meet at least quarterly without the presence of any representatives of management.  The Board has established three standing committees and may also establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities.  The Independent Trustees have also engaged independent legal counsel, and may from time to time engage consultants and other advisors to assist them in performing their oversight responsibilities.

The Board of Trustees is led by its Chairman, Dr. Robert S. Harris.   As Chairman, Dr. Harris has primary responsibility for setting the agenda for each Board meeting, presiding at each Board meeting and acting as the Board’s liaison with the various investment advisers.  The Board reviews its structure regularly and believes that its leadership structure, including having a majority of Independent Trustees, coupled with the responsibilities undertaken by Dr. Harris as Chairman, is appropriate and in the best interests of the Trust, given the specific characteristics of the Trust.  These characteristics include having a structure consisting of four distinct fund complexes, each having its own investment adviser and compliance officer at the fund complex level.  The Board of Trustees also believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Fund management.

Board Committees.   The Board has established an Audit Committee, a Governance, Nomination and Compensation Committee and a Qualified Legal Compliance Committee.  The Board of Trustees has determined that its committees help ensure that the funds have effective and independent governance and oversight.  The members of each Committee are the four Independent Trustees:  Robert S. Harris, J. Finley Lee, Jr., Richard L. Morrill and Harris V. Morrissette.  Dr. Richard L. Morrill serves as the Chairman of the Audit Committee and J. Finley Lee serves as Chairman of the Governance, Nomination and Compensation Committee and the Qualified Legal Compliance Committee. The Chairmanship of each Committee is rotated periodically.  Each Committee Chairman has primary responsibility for setting the agendas and presides at all meetings of the Committee for which he serves as Chairman.  Each Committee Chairman facilitates communications and coordination between the Independent Trustees and management with respect to the matters overseen by that Committee.

●
Audit Committee.  The Audit Committee (i) oversees the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate in its judgment, the internal controls of certain service providers; (ii) oversees the quality and objectivity of the financial statements of each of the funds and the independent audits thereof; (iii) acts as liaison between the Trust’s independent registered public accounting firm and the full Board;

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(iv) pre-approves the scope and cost of the audit and non-audit services provided by the Trust’s independent registered public accounting firm; and (v) resolves any issues arising under the Trust’s Code of Ethics for Principal Executive and Senior Financial Officers.  The Audit Committee met three times during the fiscal year ended March 31, 2012.

●
Governance, Nomination and Compensation Committee. The Governance, Nomination and Compensation Committee is responsible for (i) selecting and nominating persons to serve as Independent Trustees; (ii) determining the level of compensation for the Independent Trustees; (iii) reviewing information relating to the investment advisory, underwriting and other contracts with third party service providers and making recommendations to the Board; (iv) monitoring the activities of the CCO and making recommendations to the Board with respect to the compliance policies and procedures of the Trust and its service providers; (v) reviewing the responsibilities of the committees of the Board and evaluating whether there is a need for additional or combined committees; and (vi) evaluating the performance of the Board of Trustees. The Governance, Nomination and Compensation Committee will review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing, addressed to the Committee at the Trust’s offices and meet any minimum qualifications that may be adopted by the Committee.  The Governance, Nomination and Compensation Committee met three times during the fiscal year ended March 31, 2012.

●
Qualified Legal Compliance Committee. The Qualified Legal Compliance Committee is responsible for receiving and investigating reports from attorneys representing the Trust of material violations of securities laws, a material breach of fiduciary duty or a similar material violation.  The Qualified Legal Compliance Committee did not meet during the fiscal year ended March 31, 2012 because no such reports were made during that period.

Qualifications of the Trustees.  The Governance, Nomination and Compensation Committee reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board.  In evaluating a candidate for nomination or election as a Trustee, the Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Committee believes contribute to good governance for the Trust.  In addition, the Trustees are subject to periodic evaluation for their continued service on the Board.  On a staggered three-year basis, members of the Governance, Nomination and Compensation Committee review the qualifications of each Trustee, evaluate his contributions to the Board and make a recommendation as to whether such Trustee should continue to serve on the Board.  The Board has concluded, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with the other Trustees, that each Trustee is qualified to serve on the Board.  The Board of Trustees believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the advisers, other service providers, legal counsel and independent public accountants; and to exercise effective business judgment in the performance of their duties as Trustees, support this conclusion.  In determining that a particular Trustee is and will continue to be qualified to serve as a Trustee, the Board considers a variety of criteria, none of which, in isolation, is controlling.

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●
Mr. John Ackerly IV is Senior Vice President of Davenport & Company, the investment adviser to the Davenport Funds.  Prior to joining Davenport & Company in 1994, he worked as a portfolio manager for Central Fidelity Bank.  Mr. Ackerly is a member of the Executive Committee for Davenport & Company and also serves on the Board of Directors.  He is President of the Davenport Funds and past president of the Richmond Society of Financial Analysts.  Mr. Ackerly earned an undergraduate degree from the University of Virginia and earned an M.B.A degree from Virginia Commonwealth University.  He is a Chartered Financial Analyst and has over 25 year of experience in the investment management profession.  He has served as a Trustee since 2012.  The Board has concluded that Mr. Ackerly is suitable to serve as a Trustee because of his professional investment and business experience and his academic background.

●
Mr. John T. Bruce is a founding partner and the President of Flippin, Bruce & Porter, Inc., the investment adviser to the Flippin, Bruce & Porter Funds.  From 1979 until 1985 he served as a Vice President and Portfolio Manager at Capitoline Investment Services, Inc.  Mr. Bruce holds a B.S. degree in Finance from Virginia Polytechnic Institute and State University and is a former trustee of the Virginia Tech Foundation. He is a Chartered Financial Analyst and a Chartered Investment Counselor and has 35 years of experience in the investment management profession.  He has served as a Trustee since 1988.  The Board has concluded that Mr. Bruce is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his professional investment and business experience, and his academic background.

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Dr. Robert S. Harris, Ph.D. is the C. Stewart Sheppard Professor of Business at The Darden Graduate School of Business Administration at the University of Virginia where from 2001 until 2005, he served as Dean.  Dr. Harris teaches courses in financial management and policies and valuation in financial markets.  His research has focused on corporate finance, financial market analysis and mergers and acquisitions.  He has been widely published in leading academic and practitioner journals and has authored financial textbooks.  Dr. Harris has been an active consultant and advisor to corporations and government agencies and has held a range of offices in professional societies.  He previously served as Chief Learning Officer and Vice President of United Technologies Corporation.  Dr. Harris earned a B.A. degree (summa cum laude) from Davidson College and a doctorate in economics from Princeton University.  He has served as a Trustee of the Trust since 2007.  The Board has concluded that Dr. Harris is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his distinguished academic background and positions of leadership, and his business experience.

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Dr. J. Finley Lee, Jr., Ph.D. has been a financial consultant for many years and was previously the Julian Price Professor at the Kenan-Flagler Business School at The University of North Carolina at Chapel Hill.  Dr. Lee earned an undergraduate degree from Davidson College and an M.A. degree from the University of Florida, and earned his Ph.D. as a Huebner Fellow at the Wharton School of the University of Pennsylvania.  He has served as a Trustee of the Trust since 1988.  The Board has concluded that Dr. Lee is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his distinguished academic background, and his business experience.

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●
Dr. Richard L. Morrill, Ph.D. serves as President of the Teagle Foundation (charitable foundation) and as Chancellor at the University of Richmond.  He was president of the University of Richmond from 1988 to 1998 and previously was president of Salem College and Centre College. Dr. Morrill has written four books on issues of values, ethics and decision-making in higher education and has published many articles and made numerous presentations on strategic planning and leadership for colleges and universities.  He has served as a board member and audit committee member of Central Fidelity Banks, Inc. and as Treasurer of The Association of American Colleges and Universities. Dr. Morrill currently is President of the board of the Richmond Symphony Foundation and a board member of the Library of Virginia Foundation.  He is a director of the Tredegar Corporation (manufacturing firm) and was a director of the Albemarle Corporation (manufacturer of specialty chemicals) until May 2012. Dr. Morrill received his B.A. degree in History from Brown University, his B.D. in Religious Thought from Yale University in 1964, and his Ph.D. in Religion from Duke University Graduate School of Arts and Sciences.  He has served as a Trustee of the Trust since 1993.  The Board has concluded that Dr. Morrill is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his distinguished academic background and expertise in the subjects of ethics and strategic planning, and his service and leadership roles on other boards.

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Mr. Harris V. Morrissette has served as president and chief executive officer of several privately held businesses.  He serves as a director of International Shipholding Corporation (cargo transportation) and BancTrust Financial Group, Inc. (bank holding company), and as a board member of White-Spunner Construction, Inc. He previously served as a director of EnergySouth, Inc. until its merger with Sempra Energy in 2008 and chairman of Azalea Aviation, Inc. (airplane fueling) until January 2012. He is a board member of a number of not-for-profit organizations, among them the Business Council of Alabama and the Economic Development Partnership of Alabama.  Mr. Morrissette holds a B.S. degree from The University of Alabama.  He has served as a Trustee of the Trust since 1993.  The Board has concluded that Mr. Morrissette is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his extensive business experience, and his service on other boards.

Risk Oversight. An integral part of the Board’s overall responsibility for overseeing the management and operations of the Trust is the Board’s oversight of the risk management of the Trust’s investment programs and business affairs.  The funds are subject to a number of risks, such as investment risk, credit risk, valuation risk, operational risk, and legal, compliance and regulatory risk.  The Trust, the investment advisers and the other service providers have implemented various processes, procedures and controls to identify risks to the funds, to lessen the probability of their occurrence and to mitigate any adverse effect should they occur.  Different processes, procedures and controls are employed with respect to different types of risks.  These systems include those that are embedded in the conduct of the regular operations of the Board and in the regular responsibilities of the officers of the Trust and the other service providers.

The Board of Trustees exercises oversight of the risk management process through the Board itself and through the various committees.  In addition to adopting, and periodically reviewing, policies

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and procedures designed to address risks to the funds, the Board of Trustees requires management of the investment advisers and the Trust, including the Trust’s CCO, to report to the Board and the committees on a variety of matters, including matters relating to risk management, at regular and special meetings.  The Board and the committees receive regular reports from the Trust’s independent public accountants on internal control and financial reporting matters.  On at least an annual basis, the Independent Trustees meet separately with the Trust’s CCO outside the presence of management, to discuss issues related to compliance.  Furthermore, the Board receives a quarterly report from the Trust’s CCO regarding the operation of the compliance policies and procedures of the Trust and its primary service providers.  The Trust’s CCO is supported by four compliance officers, each of whom serve at the fund complex level, and periodically attend Board meetings.  The Board also receives quarterly reports from the investment advisers on the investments and securities trading of the funds, including their investment performance, as well as reports regarding the valuation of the funds’ securities.  In addition, in its annual review of the funds’ advisory agreements, the Board reviews information provided by the investment advisers relating to their operational capabilities, financial condition and resources.  The Board also conducts an annual self-evaluation that includes a review of its effectiveness in overseeing the number of funds in the Trust and the effectiveness of its committee structure.

Although the risk management policies of the investment advisers and the Trust’s other service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective.  Not all risks that may affect the Trust can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond the control of the Trust, the investment advisers or their affiliates, or other service providers to the Trust.  The Board may at any time, and in its sole discretion, change the manner in which it conducts its risk oversight role.

INVESTMENT ADVISER

Leavell Investment Management, Inc. (the “Adviser”) supervises each Fund’s investments pursuant to an Investment Advisory Agreement (the “Advisory Agreement”) described in the Prospectus.  Each Fund’s Advisory Agreement is effective until April 1, 2013 and is subject to annual approval by the Board of Trustees or by vote of a majority of the Fund’s outstanding voting securities, provided such continuance is also approved by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval.  The Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Adviser.  The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

Compensation of the Adviser with respect to the Equity Fund, based upon the Fund’s average daily net assets, is at the following annual rates:  on the first $100 million, 0.60%; and on assets over $100 million, 0.50%. For the fiscal years ended March 31, 2012, 2011 and 2010, the Equity Fund paid the Adviser advisory fees of $387,078, $353,570 and $297,388, respectively.

Compensation of the Adviser with respect to the Mid-Cap Fund is at the annual rate of 0.75% of the Fund’s average daily net assets.  For the fiscal years ended March 31, 2012, 2011 and 2010, the Mid-Cap Fund paid advisory fees of $279,725, $254,028 and $195,010 (which was net of voluntary fee waivers of $13,860), respectively.

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Compensation of the Adviser with respect to the Alabama Tax Free Fund, based upon the Fund’s average daily net assets, is at the following annual rates: on the first $100 million, 0.35%; and on assets over $100 million, 0.25%.  For the fiscal years ended March 31, 2012, 2011 and 2010, the Alabama Tax Free Fund paid the Adviser advisory fees of $52,540 (which was net of voluntary fee waivers of $37,290), $66,618 (which was net of voluntary fee waivers of $33,675) and$76,124 (which was net of voluntary fee waivers of $28,581), respectively.

The Adviser was organized as an Alabama corporation in 1979.  By reason of his position as an officer and stockholder, Thomas W. Leavell controls the Adviser and may directly or indirectly receive benefits from the advisory fees paid to the Adviser.  In addition to acting as adviser to the Funds, the Adviser also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals.

The Adviser provides a continuous investment program for the Funds, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Funds.  The Adviser determines what securities and other investments will be purchased, retained or sold by the Funds, and does so in accordance with the investment objectives and policies of the Funds as described herein and in the Prospectus. The Adviser places all securities orders for the Funds, determining with which broker, dealer, or issuer to place the orders.  The Adviser must adhere to the brokerage policies of the Funds in placing all orders, the substance of which policies are that the Adviser must seek at all times the most favorable price and execution for all securities brokerage transactions.  The Adviser also provides, at its own expense, certain executive officers to the Trust, and pays the entire cost of distributing the Funds’ shares.

The Adviser may enter into arrangements with certain brokerage firms and financial institutions to provide administrative, shareholder sub-accounting and other services, including sales-related services.  The Funds may compensate these organizations for their administrative and shareholder sub-accounting (but not sales-related) services based on the number of customer accounts maintained in the Funds by such organizations.  The Adviser, not the Funds, may further compensate these organizations for their sales-related services; however, the payment of such compensation by the Adviser will not affect the expense ratios of the Funds.

Portfolio Managers

Other Accounts Managed (as of March 31, 2012)

The Portfolio Managers are also responsible for the day-to-day management of other accounts, as indicated in the following table.  None of these accounts has an advisory fee based on the performance of the account.  Each Portfolio Manager’s name is followed by a number(s) representing the Fund(s) for which the Portfolio Manager is responsible for providing investment advisory services.

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Name of Portfolio Manager	Type of Accounts	Number of Other Accounts Managed	Total Assets in Other Accounts Managed	Number of Accounts with Advisory Fee Based on Performance	Total Assets in Accounts with Advisory Fee Based on Performance
Thomas W. Leavell (1,2)	Registered investment companies:	0	$ 0	0	$ 0
	Other pooled investment vehicles:	0	$ 0	0	$ 0
	Other accounts:	294	$474,951,176	0	$ 0
Timothy S. Healey (2,3)	Registered investment companies:	0	$ 0	0	$ 0
	Other pooled investment vehicles:	0	$ 0	0	$ 0
	Other accounts:	143	$224,177,755	0	$ 0
Richard E. Anthony, Jr. (2)	Registered investment companies:	0	$ 0	0	$ 0
	Other pooled investment vehicles:	0	$ 0	0	$ 0
	Other accounts:	250	$91,125,572	0	$ 0
Michael J. Hofto (2)	Registered investment companies:	0	$ 0	0	$ 0
	Other pooled investment vehicles:	0	$ 0	0	$ 0
	Other accounts:	242	$213,037,229	0	$ 0

1	The Government Street Equity Fund
2.	The Government Street Mid-Cap Fund
3.	The Alabama Tax Free Bond Fund

Potential Conflicts of Interest

The investment strategy of the Funds and other accounts managed by the Portfolio Managers are similar.  The Adviser, as well as the Funds, has policies and procedures designed to address conflicts in allocation of investment opportunities between a Fund and other accounts managed by the Adviser.  These policies are designed to ensure equitable treatment of all accounts.  In addition, procedures are in place to monitor personal trading by the Portfolio Managers to ensure that the interests of the Adviser’s clients come first.

Compensation

The Portfolio Managers are compensated by the Adviser with a fixed salary, as well as a 401(k) matching contribution.  The Adviser may also pay a discretionary bonus and/or profit sharing contribution as determined yearly by company management.  Both forms of compensation (fixed and discretionary) are based upon management’s evaluation of an individual’s job performance within the context of an overall job description.  Portfolio management of the Funds is just one of many components contained within a job description for a Portfolio Manager.  No form of compensation, fixed or discretionary, is directly based upon the Funds’ performance or the value of the Funds’ assets.

Ownership of Fund Shares

The following table indicates, as of March 31, 2012, the dollar value of shares beneficially owned by the Portfolio Managers of the Fund or Funds for which the Portfolio Manager serves.

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Name of Portfolio Manager	Fund Shares Beneficially Owned	Dollar Value of Fund Shares Beneficially Owned
Thomas W. Leavell	The Government Street Equity Fund	$100,001 – $500,000
	The Government Street Mid-Cap Fund	$50,001 - $100,000
Timothy S. Healey	The Government Street Mid-Cap Fund	$10,001 – $50,000
	The Alabama Tax Free Bond Fund	$1 – $10,000
Richard E. Anthony, Jr.	The Government Street Mid-Cap Fund	None
Michael J. Hofto	The Government Street Mid-Cap Fund	None

ADMINISTRATOR

The Trust retains Ultimus Fund Solutions, LLC (the “Administrator”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, to provide the Funds with administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services.  The Administrator maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of each Fund’s shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Administrator also provides accounting and pricing services to the Funds and supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services.  The Administrator supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the SEC and state securities commissions, and materials for meetings of the Board of Trustees.

For the performance of these services, each Fund pays the Administrator a fee at the annual rate of 0.15% of the average value of its daily net assets up to $25 million, 0.125% of such assets from $25 million to $50 million, and 0.10% of such assets in excess of $50 million.  The minimum fee is $4,000 per month with respect to each of the Equity Fund and the Mid-Cap Fund and $3,500 per month with respect to the Alabama Tax Free Fund.  In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage, communication lines and all costs of external pricing services.  For the fiscal years ended March 31, 2012, 2011 and 2010, the Equity Fund paid administration fees to the Administrator of $83,412, $76,930 and $68,314, respectively; the Mid-Cap Fund paid administration fees to the Administrator of $53,047, $49,787 and $48,000, respectively; and the Alabama Tax Free Fund paid administration fees to the Administrator of $42,000, $42,644 and $43,842, respectively.

Under the terms of a Compliance Consulting Agreement between the Trust and the Administrator, the Administrator provides an individual to serve as the Trust’s CCO.  For these services, the Funds pay the Administrator an annual base fee of $18,600 plus an asset-based fee equal to 0.01% per annum on aggregate average net assets in excess of $100 million.  In addition, the Funds reimburse the Administrator for any out-of-pocket expenses incurred for these services.  For the fiscal years ended March 31, 2012, 2011 and 2010, the Equity Fund paid compliance service fees to the Administrator of $7,825, $7,270 and $6,769, respectively; the Mid-Cap Fund paid compliance service fees to the Administrator of $7,263, $6,810 and $6,616, respectively; and the Alabama Tax Free Fund paid compliance service fees to the Administrator of $7,006, $6,704 and $6,620, respectively.

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DISTRIBUTOR

Ultimus Fund Distributors, LLC (the “Distributor”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as principal underwriter for the Funds pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor.  The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares.  The Distribution Agreement provides that, unless sooner terminated, it will continue in effect so long as such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of the outstanding shares, and (ii) by a majority of the Trustees who are not “interested persons” of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.  The Distribution Agreement may be terminated by the Funds at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Funds on sixty days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days written notice to the Trust.  The Distribution Agreement will automatically terminate in the event of its assignment.  The Distributor is an affiliate of the Administrator and Robert G. Dorsey and Mark J. Seger are each Managing Directors of the Distributor and officers of the Trust.

OTHER SERVICE PROVIDERS

The firm of Ernst & Young LLP, independent registered public accounting firm, 312 Walnut Street, Suite 1900, Cincinnati, Ohio 45202, has been retained by the Board of Trustees to perform an independent audit of the financial statements of the Trust and to advise the Trust as to matters of accounting and federal and state income taxation, as requested.

Sullivan & Worcester LLP, One Post Office Square, Boston, Massachusetts 02109, serves as legal counsel to the Trust and the Independent Trustees.

The Custodian of the Funds’ assets is U.S. Bank NA, 425 Walnut Street, Cincinnati, Ohio 45202.  The Custodian holds all cash and securities of the Funds (either in its possession or in its favor through “book entry systems” authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Funds.

PORTFOLIO SECURITIES AND BROKERAGE

It is the Funds’ practice to seek the best price and execution for all portfolio securities transactions.  The Adviser (subject to the general supervision of the Board of Trustees) directs the execution of the Funds’ portfolio transactions.

The Alabama Tax Free Fund’s fixed income portfolio transactions will normally be principal transactions executed in over-the-counter markets and will be executed on a “net” basis, which may include a dealer markup. The Equity Fund and the Mid-Cap Fund’s common stock portfolio transactions will normally be exchange traded and will be effected through broker-dealers who will charge brokerage commissions.  Options will also normally be exchange traded involving the payment of commissions.  With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except

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where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

During the fiscal years ended March 31, 2012, 2011 and 2010, the total brokerage commissions paid by the Equity Fund were $14,782, $12,617 and $14,477, respectively.  During the fiscal years ended March 31, 2012, 2011 and 2010, the total brokerage commissions paid by the Mid-Cap Fund were $3,265, $5,880 and $3,368, respectively.  No brokerage commissions were paid by the Alabama Tax Free Fund during each of the last three fiscal years.

Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Funds may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust or the Adviser.

While there is no formula, agreement or undertaking to do so, a portion of the Funds’ brokerage commissions may, in the discretion of the Adviser, be allocated to those brokers or dealers that provide the Adviser with research services.  The types of research services that the Adviser may obtain include, but are not limited to, investment recommendations, financial, economic, political, fundamental and technical market and interest rate data, and other statistical or research services.  Much of the information so obtained may also be used by the Adviser for the benefit of the other clients it may have.  Conversely, the Funds may benefit from such transactions effected for the benefit of other clients.  In all cases, the Adviser is obligated to effect transactions for the Funds based upon obtaining the most favorable price and execution.  Factors considered by the Adviser in determining whether the Funds will receive the most favorable price and execution include, among other things: the size of the order, the broker’s ability to effect and settle the transaction promptly and efficiently and the Adviser’s perception of the broker’s reliability, integrity and financial condition.

As of March 31, 2012, the Equity Fund held common stock issued by the parent company of J.P. Morgan Securities Inc. (the market value of which was $827,640) and the Equity Fund and the Mid-Cap Fund held an exchange traded note sponsored by J.P. Morgan Securities Inc., the market value of which was $2,035,280 and $1,056,780, respectively).  J.P. Morgan Securities Inc. is one of the Trust’s “regular broker-dealers” as defined in the 1940 Act.

Codes of Ethics.  The Trust, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act which permits personnel subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by the Funds.  The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the SEC.

SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Funds offer the following shareholder services:

Regular Account.  The regular account allows for voluntary investments to be made at any time. When an investor makes an initial investment in the Funds, a shareholder account is opened in accordance with the investor’s registration instructions.  Each time there is a transaction in a

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shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a statement showing the transaction.

Automatic Investment Plan.  The automatic investment plan enables shareholders to make regular periodic investments in shares through automatic charges to their checking account.  With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the net asset value on or about the fifteenth and/or the last business day of the month as indicated on the Account Application.  The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

Systematic Withdrawal Plan.  Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or bi-monthly payments, in amounts of not less than $100 per payment, by authorizing the Funds to redeem the necessary number of shares periodically (on the 15th and/or last business day of the month).  Payments may be made directly to an investor’s account with a commercial bank or other depository institution via an Automated Clearing House (“ACH”) transaction.

Instructions for establishing this service are included in the Account Application or are available by calling the Funds.  Payment may also be made by check payable to the designated recipient and mailed within 7 days of the withdrawal date.  If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see “Signature Guarantees” in the Prospectus).  A corporation (or partnership) must also submit a “Corporate Resolution” (or “Certification of Partnership”) indicating the names, titles and required number of signatures authorized to act on its behalf.  The application must be signed by a duly authorized officer(s) and the corporate seal affixed.  No redemption fees are charged to shareholders under this plan.  Costs in conjunction with the administration of the plan are borne by the Funds.  Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment.  In addition, systematic withdrawals may result in realized long-term or short-term capital gains or losses, or, in certain circumstances, may be treated as dividends for tax purposes. The Systematic Withdrawal Plan may be terminated at any time by the Funds upon sixty days written notice or by a shareholder upon written notice to the Funds. Applications and further details may be obtained by calling the Funds at 1-866-738-1125, or by writing to:

The Government Street Funds
Shareholder Services
P.O. Box 46707
Cincinnati, Ohio 45246-0707

Transfer of Registration.  To transfer shares to another owner, send a written request to the Funds at the address shown herein. Your request should include the following:  (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading “Signature Guarantees”); and (5) any additional documents that are required for transfer by corporations, administrators, executors, trustees, guardians, etc.  If you have any questions about transferring shares, call or write the Funds.

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PURCHASE OF SHARES

The purchase price of shares of each Fund is the net asset value next determined after the order is received in proper form.  An order received prior to the close of the regular session of trading on the New York Stock Exchange (the “Exchange”), generally 4:00 p.m. Eastern time, will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next Business Day.  An order to purchase shares is not binding on the Funds until it has been confirmed in writing (or unless other arrangements have been made with the Funds, for example in the case of orders utilizing wire transfer of funds) and payment has been received.

Due to Internal Revenue Service regulations, applications without social security or tax identification numbers will not be accepted.  If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate.  The Funds are required to, and will, withhold taxes on all distributions and redemption proceeds if the number is not delivered to the Funds within 60 days.

Each Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and (iii) to reduce or waive the minimum for initial and subsequent investments under some circumstances, including circumstances where certain economies can be achieved in sales of Fund shares.

Purchases in Kind.  The Funds may accept securities in lieu of cash in payment for the purchase of shares of the Funds.  The acceptance of such securities is at the sole discretion of the Adviser based upon the suitability of the securities accepted for inclusion as a long term investment of the Funds, the marketability of such securities, and other factors that the Adviser may deem appropriate.  If accepted, the securities will be valued using the same criteria and methods as described in “How Net Asset Value is Determined” in the Prospectus.

Employees and Affiliates of the Funds.  The Funds have adopted initial investment minimums for the purpose of reducing the cost to the Funds (and consequently to the shareholders) of communicating with and servicing their shareholders.  However, a reduced minimum initial investment requirement of $1,000 applies to Trustees, officers and employees of the Funds, the Adviser and certain parties related thereto, including clients of the Adviser or any sponsor, officer, committee member thereof, or the immediate family of any of them.  In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if shareholders consent in writing to share a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

REDEMPTION OF SHARES

Each Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the SEC, (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the SEC may permit.

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No charge is made by the Funds for redemptions, although the Trustees could impose a redemption charge in the future.  Any redemption may be for more or less than the amount of the shareholder’s investment depending on the market value of the securities held by the Funds.

There is currently no charge by the Funds for wire redemptions. However, the Funds reserve the right, upon thirty days written notice, to make reasonable charges for wire redemptions.  All charges will be deducted from your account by redemption of shares in your account.  Your bank or brokerage firm may also impose a charge for processing the wire.  In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

Redemptions in Kind.  The Funds may redeem their shares by payment in kind when circumstances exist which would, in the opinion of the Adviser, make it in the best interests of the Funds and their shareholders to do so.  In such case, the Adviser, under the supervision of the Board of Trustees and in accordance with the Trust’s procedures, may authorize payment to be made in portfolio securities or other property of the Funds.  Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share.  An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein each Fund commits to pay redemptions in cash, rather than in kind, to any shareholder of record of the Funds who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of a Fund’s net assets at the beginning of such period unless the shareholder consents to receiving the entire distribution in kind.  Shareholders receiving portfolio securities in a redemption in kind may incur brokerage costs when these securities are sold.  It is the Adviser’s intention, at the present time, to reimburse shareholders for their brokerage costs and any other fees or losses incurred by them in selling such securities immediately upon receipt thereof.  This practice will apply to all redemptions in kind affected upon a particular day; however, the Adviser may determine to discontinue this practice at any time without notice to shareholders.

NET ASSET VALUE DETERMINATION

Under the 1940 Act, the Trustees are responsible for overseeing the good faith determination of the fair value of the securities and other assets of the Funds, and they have adopted procedures to do so, as follows.  The net asset value of each Fund is determined as of the close of the regular session of trading on the Exchange (currently 4:00 p.m. Eastern time) on each “Business Day.”  A Business Day means any day, Monday through Friday, except for the following holidays:  New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day and Christmas.  Net asset value per share is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding.  Net asset value includes interest on fixed income securities, which is accrued daily.

FUND EXPENSES

Each Fund pays all expenses not assumed by the Adviser, including its advisory fees.  Fund expenses include, among others, the fees and expenses, if any, of the Independent Trustees, fees of the Custodian, interest expense, taxes, brokerage fees and commissions, fees and expenses of the Funds’ shareholder servicing operations, fees and expenses of qualifying and registering the Funds’ shares under federal and state securities laws, expenses of preparing, printing and distributing prospectuses and reports to existing shareholders, auditing and legal expenses, insurance expenses,

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association dues, fees and expenses of the Trust’s CCO, and the expense of shareholders’ meetings and proxy solicitations.  The Funds are also liable for any nonrecurring expenses as may arise such as litigation to which the Funds may be a party.  The Funds may be obligated to indemnify the Trustees and officers with respect to such litigation.  All expenses of a Fund are accrued daily on the books of the Fund at a rate which, to the best of its belief, is equal to the actual expenses expected to be incurred by the Fund in accordance with generally accepted accounting practices.

General Trust expenses are allocated among the Trust’s series, or funds, which allocation may be based on relative net assets of each fund (on the date the expense is paid) or the nature of the services performed and the relative applicability to each fund.

ADDITIONAL TAX INFORMATION

Taxation of the Funds.  Each Fund has qualified and intends to qualify annually for the special tax treatment afforded a “regulated investment company” (“RIC”) under Subchapter M of the Internal Revenue Code of 1986 (the “Code”) so that it does not pay federal taxes on income and capital gains distributed to shareholders.  Among its requirements to qualify under Subchapter M, each Fund must distribute annually at least 90% of its net investment income.  In addition to this distribution requirement, each Fund must (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from option, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies, or from net income derived from an interest in a qualified publicly traded partnership (“PTP”); and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund’s total assets is represented by cash, U.S. Government securities, securities of other RICs and other securities (for this purpose such other securities will qualify only if the Fund’s investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund’s total assets is invested in securities (other than U.S. Government securities or securities of other RICs) of any one issuer, the securities of any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs.  For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying income for a RIC.

While the above requirements are aimed at qualification of the Funds as RICs under Subchapter M of the Code, the Funds also intend to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Funds remain qualified under Subchapter M, they will not be subject to federal income tax to the extent they distribute their taxable net investment income and net realized capital gains.  A nondeductible 4% federal excise tax will be imposed on each Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98.2% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years.  While each Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Funds indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes.  If a Fund fails to qualify as a RIC for any year, all of its taxable income will be subject to tax at regular corporate

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rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally will be taxable as ordinary income dividends to its shareholders, subject to the dividends received deduction for corporate shareholders and the provisions relating to qualified dividend income.  The Board of Trustees reserves the right not to maintain the qualification of the Funds as RICs if it determines such course of action to be beneficial to shareholders.

Based on the recently enacted Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), there is a remedy for failure of the Subchapter M asset diversification test, if the failure was due to reasonable cause and not willful neglect, subject to certain divestiture and procedural requirements and the payment of a tax.  The Modernization Act also sets forth a de minimis exception to a potential failure of the Subchapter M asset diversification test, which would require corrective action but no tax.  In addition, the Modernization Act allows for the remedy of a failure of the source-of-income requirement, if the failure was due to reasonable cause and not willful neglect, subject to certain procedural requirements and the payment of a tax.

Each Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards.  Capital losses arising in taxable years beginning on or before December 22, 2010 (“pre-2011”) may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.  In the year pre-2011 losses are carried forward, such losses are treated as short-term capital losses that first offset short-term capital gains and then offset long-term capital gains. Capital losses arising in taxable years after December 22, 2010 may be utilized indefinitely to offset net realized capital gains, if any, prior to distributing such gains to shareholders and their character is retained as short-term or long-term losses.  In addition, capital losses arising in taxable years after December 22, 2010 must be utilized prior to any losses arising on or before December 22, 2010.  As of March 31, 2012, the Mid-Cap Fund had a capital loss carryforward for federal income tax purposes of $393,825.  The Alabama Tax Free Fund had a short-term capital loss carryforward for federal income tax purposes of $23,075 and a long-term capital loss carryforward for federal income tax purposes of $8,102, both of which do not expire.  In addition, the Alabama Tax Free Fund had net realized losses of $8,943 during the period November 1, 2011 through March 31, 2012 (post-October losses) which are treated for federal income tax purposes as arising during the Fund’s tax year ending March 31, 2013.  These capital loss carryforwards and “post-October” losses may be utilized in future years to offset net realized capital gains, if any, prior to distribution to shareholders.

Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

Tax Status of the Funds’ Dividends and Distributions.  Dividends paid by the Funds derived from net investment income or net short-term capital gains are generally taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares.  However, dividends from net investment income to the extent the Funds receive qualified dividend income will be taxable to individuals at net capital gains rates.  Such dividends are scheduled to be taxed at ordinary income rates starting in 2013. Qualified dividend income is, in general, income from dividends the Funds receive from taxable domestic corporations and certain foreign corporations, subject to certain holding period and other requirements.  Distributions, if any, of long-term capital gains are taxable to shareholders as long-term capital gains, whether received in cash or reinvested

37

in additional shares, regardless of how long you have held your Fund shares.  For information on “backup” withholding, see “Purchase of Shares” above.

For corporate shareholders, the dividends received deduction, if applicable, should apply to a portion of the dividends paid by the Equity Fund and the Mid-Cap Fund.  Each Fund will send shareholders information each year on the tax status of dividends and disbursements.  A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation.  Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and regardless of how long you have held your Fund shares, even if they reduce the net asset value of shares below your cost and thus in effect result in a return of a part of your investment.

For taxable years beginning after December 31, 2011, certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Funds and net gains from the disposition of shares of the Funds.  U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Funds.

Profits on closing purchase transactions and premiums on lapsed calls written are considered capital gains for financial reporting purposes and short-term gains for federal income tax purposes.  When short-term gains are distributed to shareholders, they are taxed as ordinary income.

With respect to the Alabama Tax Free Fund, since federal and Alabama income tax laws exempt income from qualifying municipal bond obligations, income dividends attributable to such obligations are exempt from such taxes.  A report will be distributed to each shareholder as of December 31st of each year outlining the percentage of income dividends which qualify for such tax exemptions.

Sale or Redemption of Fund Shares.   A sale, exchange or redemption of shares of the Funds by a shareholder is generally a taxable event.  For federal income tax purposes, any loss upon the sale of shares of the Funds held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gains distributions received by the shareholder.  In addition, any loss upon the sale of shares of the Alabama Tax Free Fund held for six months or less will be disallowed for both federal and Alabama income tax purposes to the extent of any dividends received by the shareholder exempt from federal income tax, even though, in the case of Alabama, some portion of such dividends actually may have been subject to Alabama income tax.

Shareholders should consult their tax advisors regarding the federal, state, local and foreign tax consequences resulting from the ownership of shares of the Funds.

GENERAL INFORMATION ABOUT THE TRUST

The Funds are no-load series of Williamsburg Investment Trust, an open-end management investment company organized as a Massachusetts business trust in July 1988.  The Equity Fund and the Mid-Cap Fund are each diversified portfolios of the Trust and the Alabama Tax Free Fund is a non-diversified portfolio. The Board of Trustees has overall responsibility for management of the Funds under the laws of Massachusetts governing the responsibilities of trustees of business

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trusts.  The Declaration of Trust of the Trust currently provides for the shares of eleven funds, or series, to be issued.  The Trustees are permitted to create additional series, or funds, at any time.

Shares of the Funds, when issued, are fully paid and non-assessable and have no preemptive or conversion rights.  Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held.  Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees.  The Trustees will hold office indefinitely, except that:  (1) any Trustee may resign or retire and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust’s custodian.  Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees.  Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.).  Shareholder inquiries may be made in writing, addressed to the Funds at the address contained in this Statement of Additional Information.  In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act.  The Trust does not expect to hold annual meetings of shareholders.

Upon liquidation of the Trust or a particular fund of the Trust, holders of the outstanding shares of the fund being liquidated shall be entitled to receive, in proportion to the number of shares of the fund held by them, the excess of that fund’s assets over its liabilities.  On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the fund, shall be voted in the aggregate and not by fund, except (i) when required by the 1940 Act, shares shall be voted by individual fund; and (ii) when the matter does not affect any interest of a particular fund, then only shareholders of the affected fund or funds shall be entitled to vote thereon.  Examples of matters which affect only a particular fund could be a proposed change in the fundamental investment objectives or policies of that fund or a proposed change in the investment advisory agreement for a particular fund.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust.  The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability.

Stock certificates will not be issued for your shares.  Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.

Proxy Voting Policies and Procedures.   The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Funds intend to vote proxies relating to portfolio securities.  The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this Statement of Additional Information as Appendix A.  Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30

39

is available without charge upon request by calling toll-free 1-866-738-1125, or on the SEC’s website at http://www.sec.gov.

Portfolio Holdings Disclosure Policy.  The Board of Trustees of the Trust has adopted policies to govern the circumstances under which disclosure regarding securities held by the Funds, and disclosure of purchases and sales of such securities, may be made to shareholders of the Funds or other persons.  The Trust’s CCO is responsible for monitoring the use and disclosure of information relating to portfolio securities.  Although no material conflicts of interest are believed to exist that could disadvantage the Funds or their shareholders, various safeguards have been implemented to protect the Funds and their shareholders from conflicts of interest, including: the adoption of codes of ethics pursuant to Rule 17j-1 under the 1940 Act designed to prevent fraudulent, deceptive or manipulative acts by officers and employees of the Trust, the Adviser and the Distributor in connection with their personal securities transactions; the adoption by the Adviser and the Distributor of insider trading policies and procedures designed to prevent their employees’ misuse of material non-public information; and the adoption by the Trust of a Code of Ethics for Principal Executive and Senior Financial Officers that requires the Trust’s Principal Executive Officer(s), Principal Financial Officer(s) and Principal Accounting Officer(s) to report to the Board any affiliations or other relationships that could potentially create a conflict of interest with the Funds.

●
Public disclosure regarding the securities held by the Funds (“Portfolio Securities”) is made quarterly in Annual Reports and Semi-Annual Reports to shareholders, and in quarterly holdings reports on Form N-Q (“Official Reports”).  Except for such Official Reports and as otherwise expressly permitted herein or required by applicable law, shareholders and other persons may not be provided with information regarding Portfolio Securities held, purchased or sold by the Funds.

●
Each of the Fund’s ten largest holdings as of the end of the most recent calendar quarter is included as part of a Quarterly Update which is posted at www.leavellinvestments.com.  The Quarterly Update is typically posted to the website within 30 days of the end of each calendar quarter.  The website is open to the general public.

●
Information regarding Portfolio Securities and other information regarding the investment activities of the Funds is disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Funds.  Currently, the Funds are providing portfolio information to five different rating or ranking organizations.  These organizations offer various services to investors.  Each disclosure arrangement has been approved by the CCO.  The CCO found that this disclosure was in the best interest of shareholders and serves a legitimate business interest of the Funds.  Below is a table listing the groups that are currently receiving portfolio information along with the types of information received, conditions or restrictions on use, timing of disclosure and any compensation received for providing portfolio information.

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Name of Rating or Ranking Group	Information Provided	Timing of Release and Conditions or Restrictions on Use	Receipt of Compensation or other Consideration by the Funds or Affiliated Party
Morningstar, Inc.	CUSIP, description, shares/par, market value	Provided monthly, with a 30-day lag. No formal conditions or restrictions.	None
Lipper	CUSIP, description, shares/par
Provided monthly, with a 30-day lag.  No formal conditions or restrictions.   Lipper indicates that it will not trade based on the Funds’ portfolio information, and it prohibits its employees from any such trading.
None
Bloomberg L.P.	CUSIP, shares/par, market value
Provided monthly, with a 15-day lag.  No formal conditions or restrictions.  Bloomberg indicates that it requires all employees to sign confidentiality agreements acknowledging all information received during their employment must be used for legitimate business purposes only.
None
Standard & Poors, Inc.	CUSIP, description, shares/par, market value, coupon, maturity date, % of total net assets
Provided monthly, with a 30-day lag.  No formal conditions or restrictions.  S&P indicates that its employees are required to follow a code of business conduct that prohibits them from using portfolio information for anything other than performing their job responsibilities, and S&P employees must certify annually that they have followed this code of business conduct.
None
Thomson Reuters	CUSIP, shares/par, market value, cost basis
Provided quarterly, with a 15-day lag.  No formal conditions or restrictions.  Thomson Reuters indicates that it requires all employees to sign confidentiality agreements acknowledging that all information received during their employment must be used for legitimate business purposes only.
None

The CCO has concluded that providing portfolio information to these rating or ranking organizations does not pose a significant risk to the Funds or their shareholders.

●
These policies relating to disclosure of the Funds’ Portfolio Securities do not prohibit: (i) disclosure of information to the Adviser or other Fund service providers, including but not limited to the Funds’ administrator, distributor, custodian, legal counsel, accountants, proxy service, financial printer/typesetter and proxy voting service, or to brokers and dealers in connection with the Funds’ purchase and sale of Portfolio Securities; and (ii) disclosure of holdings of or transactions in Portfolio Securities by a Fund that is made on the same basis to all shareholders of the Fund.

●
The CCO may approve other arrangements, not described herein, under which information relating to Portfolio Securities held by a Fund, or purchased or sold by a Fund (other than information contained in Official Reports), is disclosed to any shareholder or other person.  The CCO shall approve such an arrangement only if she concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Funds and is unlikely to affect adversely the Funds or any shareholder of the Funds and is in the best interests of shareholders and subject to a confidentiality agreement and prohibition of trading based upon material non-public information.

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●
Neither the Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to Portfolio Securities held, purchased or sold by the Funds.

●
The CCO shall inform the Board of Trustees of any arrangements that are approved by the CCO pursuant to these policies, and the rationale supporting such approval, at the next regular quarterly meeting of the Board of Trustees following such approval.  At least annually, the CCO shall provide the Board of Trustees with a report as to compliance with these policies.

Principal Holders of Fund Shares.   As of July 10, 2012, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104, owned of record 74.33% of the outstanding shares of the Equity Fund, 76.98% of the outstanding shares of the Mid-Cap Fund and 64.19% of the outstanding shares of the Alabama Tax Free Fund.  As a result, Charles Schwab & Co., Inc. may be deemed to control each Fund.  As of July 10, 2012, Saltco, P.O. Box 469, Brewton, Alabama 36427, owned of record 5.72% of the outstanding shares of the Mid-Cap Fund.

CALCULATION OF PERFORMANCE DATA

Each Fund may, from time to time, advertise certain total return information.  The average annual total returns of each Fund are computed by finding the average compounded rates of return over the 1-, 5-, and 10-year periods (or for the period of a Fund’s operations) that would equate the initial amount invested to the ending redeemable value (after adjusting for the reinvestment of any income dividends and capital gain distributions).  In particular, the average annual total returns of a Fund (“T”) are computed by using the redeemable value at the end of a specified period of time (“ERV”) of a hypothetical initial investment of $1,000 (“P”) over a period of time (“n”) according to the formula P (l+T)n = ERV.  Average annual total returns may also be calculated (i) after taxes on distributions and (ii) after taxes on distributions and redemption of Fund shares at the end of the period.  The calculations assume deduction of all taxes due on such Fund distributions.  The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption.  After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution.  The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions).  The tax rates may vary over the course of the measurement period.  State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax.  Actual after-tax returns will depend on an investor’s tax situation and may differ from those shown.  The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Funds’ past performance, before and after taxes, is not necessarily an indication of how the Funds will perform in the future.

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The table below shows each Fund’s average annual total returns for periods ended March 31, 2012:

Equity Fund		Mid-Cap Fund		Alabama Tax Free Fund

One Year	6.67%	One Year	2.59%	One Year	4.04%
Five Years	2.74%	Five Years	5.25%	Five Years	3.43%
Ten Years	3.87%	Since Inception (11-17-03)	8.01%	Ten Years	3.41%

In addition, each Fund may advertise other total return performance data (“Nonstandardized Return”).  Nonstandardized Return shows a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation) and assumes reinvestment of all dividends and capital gain distributions.  Nonstandardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof.

From time to time, each Fund may advertise its yield.  A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

Yield = 2[(a-b/cd + 1)6 - 1]
Where:
a = dividends and interest earned during the period
b = expenses accrued for the period (net of reimbursements)
c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that a Fund owns the security.  Generally, interest earned (for the purpose of “a” above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest).  The yields of the Equity Fund, the Mid-Cap Fund, and the Alabama Tax Free Fund for the 30 days ended March 31, 2012 were 1.22%, 0.55% and 1.05%, respectively.

The tax-equivalent yield of the Alabama Tax Free Fund is computed by using the tax-exempt yield figure and dividing by one minus the applicable tax rate.  The Alabama Tax Free Fund’s tax-equivalent yield for the 30 days ended March 31, 2012, based on the highest marginal combined federal and Alabama income tax rate, was 1.62%.

The Funds’ performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance.  In particular, the Equity Fund and the Mid-Cap Fund may compare their performance to the S&P 500 Index and the S&P MidCap

43

400 Index, respectively, which are generally considered to be representative of the performance of unmanaged large-cap and mid-cap common stocks that are publicly traded in the United States securities markets.  Comparative performance may also be expressed by reference to rankings or broad groups of mutual funds, as prepared or tracked and published by mutual fund monitoring services, such as Lipper or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals.  Performance comparisons may be useful to investors who wish to compare the Funds’ past performance to that of other mutual funds and investment products.  Of course, past performance is not a guarantee of future results.

●
Lipper ranks funds in various fund categories by making comparative calculations using total return.  Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

●	Morningstar, Inc. rates mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for one month.

Investors may use such indices in addition to the Funds’ Prospectus to obtain a more complete view of the Funds’ performance before investing.  Of course, when comparing the Funds’ performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons.  When comparing funds using reporting services or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Funds may quote total returns that are calculated on non-standardized base periods.  The total returns represent the historic change in the value of an investment in the Funds assuming reinvestment of dividends and distributions over a specified period of time.

From time to time the Funds may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation.  The Funds may also disclose from time to time information about their portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as Standard & Poor’s Ratings Group and Moody’s Investors Service, Inc.).  The Funds may also depict the historical performance of the securities in which the Funds may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators.  The Funds may also present their performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the Adviser’s view of current or past market conditions or historical trends.  The Funds may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children’s education, or other future needs.

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FINANCIAL STATEMENTS AND REPORTS

The financial statements of the Funds will be audited each year by an independent registered public accounting firm. Shareholders will receive annual audited and semiannual (unaudited) reports when published, and will receive written confirmation of all confirmable transactions in their account.  A copy of the Annual Report will accompany this Statement of Additional Information whenever the Statement of Additional Information is requested by a shareholder or prospective investor.  The financial statements of the Funds as of March 31, 2012, together with the report of Ernst & Young LLP thereon, are incorporated herein by reference to the Annual Report of the Funds.

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APPENDIX A

WILLIAMSBURG INVESTMENT TRUST

POLICIES AND PROCEDURES FOR VOTING PROXIES

1.           Purpose.  The purpose of this memorandum is to describe the policies and procedures for voting proxies received from issuers whose securities are held by the Trust.  These policies and procedures are to be implemented by the Investment Advisers to the various Funds.

2.           Definitions

  (a)           Proxy.  A proxy permits a shareholder to vote without being present at annual or special meetings.  A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person in place of the eligible voter.  Proxies are generally solicited by management, but may be solicited by dissident shareholders opposed to management’s policies or strategies.

  (b)           Proxy Manager.  Proxy manager, as used herein, refers to the individual, individuals or committee of individuals appointed by the Investment Advisers to the various Funds as being responsible for supervising and implementing these Policies and Procedures.

3.           Policy for Voting Proxies.

  (a)           Fiduciary Considerations.  Proxies are voted solely in the interests of the shareholders of the Trust.  Any conflict of interest must be resolved in the way that will most benefit the shareholders.

  (b)           Management Recommendations.  Since the quality and depth of management is a primary factor considered when investing in a company, the recommendation of management on any issue should be given substantial weight.

The vote with respect to most issues presented in proxy statements should be cast in accordance with the position of the company’s management, unless it is determined that supporting management’s position would adversely affect the investment merits of owning the stock.  However, each issue should be considered on its own merits, and the position of the company’s management should not be supported in any situation where it is found not to be in the best interests of the Trust’s shareholders.

4.           Conflicts of Interest.   The Trust recognizes that under certain circumstances the Investment Advisers may have a conflict of interest in voting proxies on behalf of the various Funds.  Such circumstances may include, but are not limited to, situations where the Investment Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote.  The Investment Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Investment Adviser with respect to voting proxies on behalf of the Funds, both as a result of the employee’s personal relationships and

46

due to circumstances that may arise during the conduct of the Investment Adviser’s business, and to bring conflicts of interest of which they become aware to the attention of the proxy manager.  The Investment Adviser shall not vote proxies relating to such issuers on behalf of the Funds until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been determined in the manner described below.  A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser’s decision-making in voting a proxy.  Materiality determinations will be based upon an assessment of the particular facts and circumstances.  If the proxy manager determines that a conflict of interest is not material, the Investment Adviser may vote proxies notwithstanding the existence of a conflict.  If the conflict of interest is determined to be material, either (i) the conflict shall be disclosed to the Audit Committee and the Investment Adviser shall follow the instructions of the Audit Committee or (ii) the Investment Adviser shall vote the issue in question based upon the recommendation of an independent third party under a contractual arrangement approved by the Audit Committee. The proxy manager shall keep a record of all materiality decisions and report them to the Audit Committee on a quarterly basis.

5.           Routine Proposals.  Proxies for routine proposals (such as election of directors, selection of independent public accountants, stock splits and increases in capital stock) should generally be voted in favor of management.

6.           Non-routine Proposals.

  (a)           Guidelines on Anti-takeover Issues.  Since anti-takeover proposals generally reduce shareholders’ rights, the vote with respect to these proposals should generally be “against.”  During review of the proposal, if it is concluded that the proposal is beneficial to shareholders, a vote for the proposal should be cast.  This may (but is not required to) be the case for staggered board and fair price amendments. Other anti-takeover issues include supermajority rules, superstock, poison pills and greenmail.

  (b)           Guidelines on Social and Political Issues.  Social and political issues should be reviewed on a case by case basis.  Votes should generally be cast with management on social or political issues, subject to review by the proxy manager appointed by the Investment Adviser who shall be the portfolio manager, securities analyst or other investment professional.

7.           Proxy Manager Approval.  Votes on non-routine matters (including the matters in paragraph 5 and mergers, stock option and other compensation plans) and votes against a management’s recommendations are subject to approval by the proxy manager.

8.           Proxy Voting Procedures.  Proxy voting will be conducted in compliance with the policies and practices described in this memorandum and is subject to the proxy manager’s supervision.  A reasonable effort should be made to obtain proxy material and to vote in a timely fashion.  Records should be maintained regarding the voting of proxies under these Policies and Procedures.

9.           Report to the Board.  On an annual basis, the proxy manager or his designee will report in writing to the Board of Trustees on the general manner in which proxy proposals relating to anti-takeover, social and political issues were voted, as well as proposals that were voted in opposition to management’s recommendations.

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10.          Investment Advisers’ Voting Procedures. The Trust acknowledges that the Investment Advisers to the various Funds have adopted voting policies and procedures for their clients which have been delivered to the Trust.  To the extent that such policies and procedures are consistent with these Policies and Procedures, the Investment Advisers may implement them with respect to voting proxies on behalf of the various Funds.  However, the provisions of paragraph 4 of these Policies and Procedures relating to conflicts of interest shall supercede any comparable provisions of the Investment Advisers’ policies and procedures.

As adopted November 1, 2004

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Leavell Investment Management, Inc.
IA Policies and Procedures Manual

Proxy Voting

Policy

Proxy voting policies and procedures are required by Rule 275.206(4)-6 of The Investment Advisors Act of 1940.  The policy and procedures which follows are effective August 1, 2003 and supersede all previous policies.

General Policy

This policy is designed to guide Leavell Investment Management, Inc., (LIM) in its fiduciary responsibility to vote proxies, where directed by the client, in a manner which best serves the ownership interest of the shareholder.  In doing so, LIM believes that its focus should be primarily concerned with maximizing the value of client portfolios relative to appropriate risk controls and to the agreed upon objectives for the accounts.  LIM normally votes in support of company management, but it votes against proposals which it believes to impact negatively the value of its clients’ ownership of the company’s stock.  Further, it is LIM’s policy to vote against proposals which appear overly complex or which are presented in such a manner that the shareholder’s best interest is not readily attainable.

Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 275.206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

Responsibility

Portfolio managers have the responsibility of determining how proxies will be voted.  Thomas W. Leavell is the firm’s designated Proxy Manager and will make specific assignments of certain companies to a portfolio manager to review and vote that company’s proxies.  In an instance where the vote of an item does not clearly conform to the perceived best interest of the shareholder, the specified portfolio manager is responsible for consulting with other portfolio managers to arrive at a consensus as to how the proxy will be voted.  Ultimate responsibility for the vote resides with the appointed portfolio manager.

Procedure

Proxy Voting Policy Regarding:

Routine Proposals:

Routine proposals are generally those which do not change the structure, bylaws, or operations of the company.  These proposals are generally voted “for” with management.  Examples of such items include:

●	Approval of Auditors
●	Changes of Date and Place of Annual Meeting
●	Election of Directors
●	Changes in Company Name
●	Indemnification Provision for Directors
●	Stock Splits
●	Share Repurchases

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Non-Routine Proposals

Issues in this category are potentially more likely to affect the value of a shareholder’s investment.  Each item in this category is reviewed on a case-by-case basis.  Again, the fiduciary responsibility to vote the proxy “for” or “against” is governed by the attempt to best serve the ownership interest of the client.

●	Mergers and Acquisitions
●	Issuance of Securities to Meet Ongoing Corporate Capital Needs
●	Restructuring
●	Re-incorporation
●	Increase in number of Directors
●	Stock Option Plans
●	Management Compensation
●	“Golden Parachutes”
●	Board Structure (Inside vs. Outside Directors)
●	Cumulative Voting
●	“Poison Pills”
●	Director Stock Ownership Requirements
●	Incentive Plans
●	Tender Offers
●	Debt Restructuring
●	Director Tenure
●	Stock Option Repricing
●	Stock Option Expensing
●	Retirement Plans
●	Social Issues

Conflicts of Interest

LIM occasionally may be subject to conflicts of interest in the voting of proxies due to business or personal relationships which it maintains with persons and/or companies having an interest in the outcome of certain votes.

If any employee of LIM at any time becomes aware of any potential or actual conflict of interest relating to a particular proxy proposal, he/she shall promptly report such conflict to the Proxy Manager or to the Compliance Officer.  Conflicts of interest will be handled in various ways depending on the type and materiality.  For example:

1.	Potential conflicts which fall into the “Routine Proposal” category will usually be voted “for” management’s position.

2.
In the “Non-Routine Proposal” category the potential conflict will be evaluated on a case-by-case basis.  If it is the consensus of at least two reviewers that there is not a conflict, then in such event the proxy will be voted in accordance with normal voting procedures.  If, however, it is determined that a conflict exists, then in such event the matter will be submitted to the client, and the proxy will be voted pursuant to the direction of the client.

Proxy Voting Records

According to guidelines provided in Rule 275.206(4)-6 of the Investment Advisors Act of 1940:

1.	Proxy voting records will be maintained electronically by LIM for five years subsequent to the activity.

2.
Proxy records may be obtained by any client of LIM by requesting them in writing from the Compliance Officer at P.O. Box 1307, Mobile, Alabama 36633.  Requests also may be processed through the e-mail address: tleavell@leavellinvestments.com.

50

STATEMENT OF ADDITIONAL INFORMATION

THE JAMESTOWN FUNDS

THE JAMESTOWN BALANCED FUND – Ticker Symbol: JAMBX
THE JAMESTOWN EQUITY FUND – Ticker Symbol: JAMEX
THE JAMESTOWN TAX EXEMPT VIRGINIA FUND – Ticker Symbol: JTEVX

August 1, 2012
(Revised May 8, 2013)

Series of
WILLIAMSBURG INVESTMENT TRUST
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246
Telephone 1-866-738-1126

FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS	1
MUNICIPAL OBLIGATIONS	8
DESCRIPTION OF BOND RATINGS	15
INVESTMENT LIMITATIONS	17
TRUSTEES AND OFFICERS	20
INVESTMENT ADVISER	28
ADMINISTRATOR	31
DISTRIBUTOR	32
OTHER SERVICE PROVIDERS	32
PORTFOLIO SECURITIES AND BROKERAGE	32
SPECIAL SHAREHOLDER SERVICES	34
PURCHASE OF SHARES	35
REDEMPTION OF SHARES	36
NET ASSET VALUE DETERMINATION	37
FUND EXPENSES	37
ADDITIONAL TAX INFORMATION	37
GENERAL INFORMATION ABOUT THE TRUST	40
CALCULATION OF PERFORMANCE DATA	43
FINANCIAL STATEMENTS AND REPORTS	45
POLICIES AND PROCEDURES FOR VOTING PROXIES	47

This Statement of Additional Information is not a prospectus and should only be read in conjunction with the Prospectus of The Jamestown Funds dated August 1, 2012.  This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus.  The Prospectus may be obtained from the Funds, for no charge, at the address and phone number shown above.

FUND OBJECTIVES, INVESTMENTS, STRATEGIES AND RISKS

The Jamestown Balanced Fund (the “Balanced Fund”), The Jamestown Equity Fund (the “Equity Fund”) and The Jamestown Tax Exempt Virginia Fund (the “Tax Exempt Virginia Fund”) are three separate investment portfolios of Williamsburg Investment Trust (the “Trust”).  All information contained herein applies to each of the Funds unless otherwise noted.

The investment objectives and principal strategies of the Funds are described in the Prospectus.  Supplemental information about these strategies is set forth below.  Certain capitalized terms used herein are defined in the Prospectus.

Foreign Securities.  Because of the inherent risk of foreign securities over domestic issues, the Funds will not invest in foreign investments except those traded domestically as American Depositary Receipts (“ADRs”).  ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation.  The Funds may invest in foreign securities if Lowe, Brockenbrough & Co., Inc. (the “Adviser”) believes such investment would be consistent with the Funds’ investment objectives.  The same factors would be considered in selecting foreign securities as with domestic securities, as discussed in the Prospectus.  Foreign securities investment presents special considerations not typically associated with investments in domestic securities. Foreign taxes may reduce income.  Currency exchange rates and regulations may cause fluctuation in the value of foreign securities.  Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers.  Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments.  There may be difficulties in obtaining service of process on foreign issuers and difficulties enforcing judgments against such issuers with respect to claims under U.S. securities laws.  Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values.  The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

Warrants and Rights.  Warrants are essentially options to purchase equity securities at specific prices and are valid for a specific period of time.  Prices of warrants do not necessarily move in concert with the prices of the underlying securities.  Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders.  Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

U.S. Government Securities.  The Funds may invest in debt obligations that are issued or guaranteed by the U.S. Government, its agencies and instrumentalities (“U.S. Government Securities”) as described herein.  U.S. Government Securities include the following securities: (1) U.S. Treasury obligations of various interest rates, maturities and issue dates, such as U.S. Treasury bills (mature in one year or less), U.S. Treasury notes (mature in one to seven years), and U.S. Treasury bonds (mature in more than seven years), the payments of principal and interest of which are all backed by the full faith and credit of the U.S. Government; (2)

obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Government, e.g., obligations of the Government National Mortgage Association (“GNMA”), the Farmers Home Administration and the Export Import Bank; some of which do not carry the full faith and credit of the U.S. Government but which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of the Tennessee Valley Authority, the U.S. Postal Service, the Federal National Mortgage Association (“FNMA”), and the Federal Home Loan Mortgage Corporation (“FHLMC”); and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association, the Federal Home Loan Banks and the Federal Farm Credit Bank; and (3) any of the foregoing purchased subject to repurchase agreements as described herein. The guarantee of the U.S. Government does not extend to the yield or value of U.S. Government Securities or the Funds’ shares.

Obligations of GNMA, FNMA and FHLMC may include direct pass-through “Certificates,” representing undivided ownership interests in pools of mortgages.  Such Certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the U.S. Government or the issuing agency.  Mortgage Certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates and, as a result, the proceeds from such prepayments may be reinvested in instruments that have lower yields.  To the extent such securities were purchased at a premium, such prepayments could result in capital losses.

In August 2011, Standard & Poor’s lowered the long-term sovereign credit rating of U.S. Government securities from AAA to AA+ and also downgraded the long-term credit ratings of U.S. government-sponsored enterprises.  Continued concerns over the extent of the government’s debt and fiscal burdens have prompted Standard & Poor’s to warn of future downgrades.  A downgrade of the ratings of U.S. Government securities could result in higher interest rates, disrupt the bond market and generally have a negative impact on the U.S. economy.

Repurchase Agreements.  The Funds may acquire U.S. Government Securities subject to repurchase agreements.  A repurchase transaction occurs when, at the time a Fund purchases a security, it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer).  The Fund  must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future.  Such securities, including any securities so substituted, are referred to as the “Repurchase Securities.”  The repurchase price exceeds the purchase price by an amount that reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

The majority of these transactions run day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase.  The Funds’ risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date.  In the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest to the extent that the proceeds from the sale and accrued interest on the security are less than the resale price provided in the repurchase agreement.  These risks are minimized when the Funds hold a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly.  Under guidelines adopted by the Trustees, the Adviser will carefully consider the creditworthiness of a vendor during the term of the repurchase agreement.  Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as “loans” under the Investment Company Act of 1940 (the “1940 Act”).  The return on such “collateral” may be more or less than that from the repurchase agreement.  The market value of the resold securities will be monitored so that the value of the “collateral” is at all times at least equal to the value of the loan, including the accrued interest earned thereon.  All Repurchase Securities will be held by the Funds’ custodian either directly or through a securities depository.  Each Fund will not enter into a repurchase agreement that will cause more than 10% of its net assets to be invested in repurchase agreements that extend beyond seven days and other illiquid securities.

Collateralized Mortgage Obligations and Other Mortgage-Related Securities.  The Balanced Fund may invest in collateralized mortgage obligations (“CMOs”) which are generally backed by mortgage pass-through securities or whole mortgage loans.  CMOs are usually structured into classes of varying maturities and principal payment priorities.  The prepayment sensitivity of each class may or may not resemble that of the CMOs’ collateral depending on the maturity and structure of that class.  CMOs pay interest and principal (including prepayments) monthly, quarterly or semiannually.  Most CMOs are AAA rated, reflecting the credit quality of the underlying collateral; however, some classes carry greater price risk than that of their underlying collateral.  The Adviser will invest in CMO classes only if their characteristics and interest rate sensitivity fit the investment objectives and policies of the Fund.

In addition to the mortgage pass-through securities and the CMOs mentioned above, the Balanced Fund may also invest in other mortgage derivative products if the Adviser views them to be consistent with the overall policies and objectives of the Fund.  Current offerings include “principal only” (PO) and “interest only” (IO) Stripped Mortgage Backed Securities (“SMBS”).  POs and IOs are created when a mortgage pass-through certificate is separated into two securities – one security representing a claim to principal distributions and the other representing a claim to the corresponding interest payments.  As prepayments on the underlying mortgage loans rise (typically when interest rates fall), the PO security holders receive their principal sooner than expected, which serves to increase the POs’ yield.  The IO security holders receive interest payments only on the outstanding principal amount of the underlying mortgage loans.  Therefore, if prepayments on the notional principal on the IO rise, the IO’s price will fall.  As POs generally benefit from declining interest rates and IOs generally benefit from rising interest rates, these securities can provide an effective way to stabilize portfolio value.

SMBS are much more sensitive to prepayment fluctuations than are regular mortgage-backed securities and therefore involve more risk.  Due to the deep discounted prices of SMBS, any mismatch in actual versus anticipated prepayments of principal will significantly increase or decrease the yield to maturity.  In general, changes in interest rate levels will have the greatest effect on prepayments.  Sufficiently high prepayments could result in purchasers of IOs not recovering the full amount of their initial investment.

The Adviser expects that governmental, government related and private entities may create other mortgage-related securities offering mortgage pass-through and mortgage collateralized instruments in addition to those described herein.  As new types of mortgage securities are developed and offered to the investment community, the Adviser will, consistent with the Fund’s investment objectives, policies and quality standards, consider making investments in such new types of mortgage-related securities.

Asset-Backed Securities.   The Balanced Fund may invest in asset-backed securities backed by various loans, such as automobile loans, home equity loans, credit card receivables, marine loans, recreational vehicle loans and manufactured housing loans.  Typically, asset-backed securities represent undivided fractional interests in a pool whose assets consist of loans and security interests in the collateral securing the loans.  Payments of principal and interest on asset-backed securities are passed through monthly to certificate holders.  In some cases, asset-backed securities are divided into senior and subordinated classes so as to enhance the quality of the senior class.  Underlying loans are subject to prepayment, which may reduce the overall return to certificate holders.  If the subordinated classes are exhausted and the full amounts due on underlying loans are not received because of unanticipated costs, depreciation, damage or loss of the collateral securing the contracts, or other factors, certificate holders may experience delays in payment or losses on asset-backed securities.  The Balanced Fund may invest in other asset-backed securities that may be developed in the future.

Zero Coupon and Original Issue Discount (“OID”) Bonds.  The Balanced Fund may invest in zero coupon and original issue discount bonds, which are typically offered without coupons or with very low coupons.  These bonds will typically be more interest rate sensitive than a comparable maturity current coupon bond.  The majority of zero coupon bonds have been created when a qualified U.S. Government Security is exchanged for a series of “Strips” through the Federal Reserve Bank.  Strips have been created from, among others, U.S. Treasury and Financing Corporation securities.  A number of U.S. Government Securities have also been repackaged by broker-dealers or commercial banks into trusts that issue zero coupon receipts such as U.S. Treasury Receipts (“TRs”) or Treasury Investment Growth Receipts (“TIGRs”).  Zero coupon and original issue discount bonds generate income under generally accounting principles, but do not generate cash flow, resulting in the possibility that the Fund may be required to sell portfolio securities to make distributions as required under Subchapter M of the Internal Revenue Code.

Variable and Floating Rate Securities.  The Funds may invest in variable or floating rate securities which adjust the interest rate paid at periodic intervals based on an interest rate index.  Typically, floating rate securities use as their benchmark an index such as the 1, 3 or 6 month LIBOR, 3, 6 or 12 month Treasury bills, or the Federal Funds rate.  Resets of the rates can occur at predetermined intervals or whenever changes in the benchmark index occur.

Shares of Other Investment Companies.  Each Fund may invest in shares of other investment companies which are generally authorized to invest in securities eligible for purchase by such Fund.  Each Fund will not purchase securities of other investment companies, except through purchases in the open market involving only customary brokerage commissions.  With respect to the Balanced Fund and the Equity Fund, such other investment companies may include Standard & Poor’s Depository Receipts (“SPDRs”) and shares of the DIAMONDS Trust (“DIAMONDs”). SPDRs are exchange-traded securities that represent ownership of the SPDR Trust, a long-term unit investment trust that has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the Standard & Poor’s Composite Stock Price Index. Holders of SPDRs are entitled to receive proportionate quarterly distributions corresponding to the dividends which accrue on the S&P 500 stocks in the underlying portfolio, less accumulated expenses of the SPDR Trust.  DIAMONDs operate similarly to SPDRs, except that the DIAMONDS Trust is intended to track the price performance and dividend yield of the Dow Jones Industrial Average. Unlike traditional mutual funds, SPDRs and DIAMONDs are traded like a stock on a securities exchange and may be purchased or sold throughout the trading day based upon their market price. This characteristic of SPDRs and DIAMONDs is a risk separate and distinct from the risk that the net asset value will decrease.

Shares of other exchange-traded funds (“ETFs”) may also be purchased by the Funds.  An ETF is an investment company registered under the 1940 Act that holds a portfolio of securities designed to track the performance of a particular index.  ETFs sell and redeem their shares at net asset value in large blocks (typically 50,000 of its shares) called “creation units.”  Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day.  Some ETFs are subject to percentage investment limitations imposed by the 1940 Act, except to the extent that investments in such ETFs are exempt from percentage limitations, pursuant to Securities and Exchange Commission (“SEC”) Order, in which case they will not be subject to any such investment limitation.  Investments in ETFs involve certain inherent risks generally associated with investments in a broadly-based portfolio of securities including: (1) risks that the general level of securities prices may decline, thereby adversely affecting the value of each unit of the ETF; (2) an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or number of securities held; (3) an ETF may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (4) an ETF may not track an index as well as a traditional index fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF’s net asset value.

The Equity Fund and the Balanced Fund will not purchase securities of other investment companies if as a result more than 5% of a Fund’s total assets would be invested in such securities.  The Tax Exempt Virginia Fund does not presently intend to invest more than 10% of its total assets in securities of other investment companies.

To the extent the Funds invest in securities of other investment companies, Fund shareholders would indirectly pay a portion of the operating costs of such companies.  These costs include management, brokerage, shareholder servicing and other operational expenses.  Indirectly, then, shareholders may pay higher operational costs than if they owned the underlying investment companies directly.

Description of Money Market Instruments.  Money market instruments may include U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Funds.  Money market instruments also may include Bankers’ Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes (“Master Notes”).  Bankers’ Acceptances are time drafts drawn on and “accepted” by a bank, which are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade.  When a bank “accepts” such a time draft, it assumes liability for its payment.  When the Funds acquire a Bankers’ Acceptance, the bank which “accepted” the time draft is liable for payment of interest and principal when due.  The Bankers’ Acceptance, therefore, carries the full faith and credit of such bank.  A Certificate of Deposit (“CD”) is an unsecured interest-bearing debt obligation of a bank.  CDs acquired by the Funds would generally be in amounts of $100,000 or more.  Commercial Paper is an unsecured, short term debt obligation of a bank, corporation or other borrower.  Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument.  The Funds will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization (“NRSRO”) or, if not rated, if the issuer has an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, is of equivalent quality in the Adviser’s assessment.  Commercial Paper may include Master Notes of the same quality.  Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Funds only through the Master Note program of the Funds’ custodian, acting as administrator thereof.  The Adviser will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Funds.

Forward Commitment and When-Issued Securities.  The Balanced Fund and the Tax Exempt Virginia Fund may purchase securities on a when-issued basis or for settlement at a future date if the Funds hold sufficient assets to meet the purchase price.  In such purchase transactions the Funds will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Funds will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale.  As a result, the exposure to the counterparty of the purchase or sale is increased.  Although the Funds would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Funds may sell such a security prior to the settlement date if the Adviser felt such action was appropriate.  In such a case, the Funds could incur a short-term gain or loss.

Borrowing.  Each Fund may borrow, temporarily, up to 5% of its total assets for extraordinary or emergency purposes and may increase the limit (to one-third of total assets in the case of the Balanced Fund and the Equity Fund, and 15% of total assets in the case of the Tax Exempt Virginia Fund) to meet redemption requests that might otherwise require untimely disposition of portfolio holdings. To the extent the Funds borrow for these purposes, the effects of market price fluctuations on net asset value will be exaggerated.  If, while such borrowing is in effect, the value of a Fund’s assets declines, the Fund may be forced to liquidate portfolio securities when it is disadvantageous to do so.  The Funds would incur interest and other transaction costs in connection with such borrowing.  No Fund will make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

Commodity Exchange Act Regulation.  The Funds have claimed an exclusion from the definition of the term “commodity pool” under the Commodity Exchange Act (“CEA”) and, therefore, are not subject to registration or regulation under the CEA.  A Fund claiming the exclusion is limited in its ability to use certain derivatives, such as futures, certain options, and swaps, without the Fund becoming subject to U.S. Commodity Futures Trading Commission (“CFTC”) regulation.  On an annual basis, a Fund is required to reaffirm its eligibility to continue to claim the exclusion.  If a Fund’s use of derivatives would prevent it from claiming the exclusion (or any other exclusion or exemption available under CFTC regulations), then the Adviser may be subject to regulation as a commodity pool operator or commodity trading advisor with respect to the Fund, and the Fund may become subject to regulation by the CFTC.  A Fund may incur additional expenses in complying with the CFTC’s recordkeeping, reporting and disclosure requirements.  However, until the applicable SEC regulations and CFTC regulations relating to investment companies are harmonized, the nature and extent to which CFTC regulations may affect a Fund is uncertain.

Portfolio Turnover.  Portfolio turnover will not be a limiting factor when the Adviser deems changes appropriate.  By utilizing the approach to investing described herein, it is expected that annual portfolio turnover will generally not exceed 100% with respect to each Fund.  Market conditions may dictate, however, a higher rate of portfolio turnover in a particular year.  The degree of portfolio activity affects the brokerage costs of the Funds and may have an impact on the total amount of taxable distributions to shareholders.

MUNICIPAL OBLIGATIONS

Description of Municipal Obligations.  Municipal Obligations include bonds, notes and commercial paper issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income taxes (without regard to whether the interest thereon is also exempt from the personal income taxes of any state).  Municipal Obligation bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligation bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to loan to other public institutions and facilities.  In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity.  Such obligations are included within the term Municipal Obligations if the interest paid thereon qualifies as exempt from federal income tax.  Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Obligations, although the current federal tax laws place substantial limitations on the size of such issues.

The two principal classifications of Municipal Obligation bonds are “general obligation” and “revenue” bonds.  General obligation bonds are secured by the issuer’s pledge of its good faith, credit and taxing power for the payment of principal and interest.  The payment of the principal of and interest on such bonds may be dependent upon an appropriation by the issuer’s legislative body.  The characteristics and enforcement of general obligation bonds vary according to the law applicable to the particular issuer.  Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source.  Industrial development bonds which are Municipal Obligations are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds.

Municipal Obligation notes generally are used to provide for short-term capital needs and generally have maturities of one year or less.  Municipal Obligation notes include:

1.           Tax Anticipation Notes.  Tax Anticipation Notes are issued to finance working capital needs of municipalities.  Generally, they are issued in anticipation of various tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

2.           Revenue Anticipation Notes.  Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under Federal Revenue Sharing Programs.

3.           Bond Anticipation Notes.  Bond Anticipation Notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

Issues of commercial paper typically represent short-term, unsecured, negotiable promissory notes.  These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt.  In most cases, Municipal Obligation commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

The yields on Municipal Obligations are dependent on a variety of factors, including general market conditions, supply and demand, liquidity and general conditions of the Municipal Obligation market, size of a particular offering, the maturity of the obligation and rating (if any) of the issue.

Factors Affecting Virginia Municipal Obligations.  The following information regarding certain economic, financial and legal matters pertaining to Virginia is drawn primarily from official statements relating to securities offerings of Virginia and other publicly available documents, dated as of various dates prior to the date of this Statement of Additional Information, and do not purport to be complete descriptions.  Data regarding the financial condition of Virginia State government may not be relevant to Municipal Obligations issued by political subdivisions of Virginia.  Moreover, the general economic conditions discussed may or may not affect issuers of the obligations.  The Trust has not independently verified this information.

The Constitution of Virginia limits the ability of the Commonwealth to create debt and requires a balanced budget.  General obligations of cities, towns and counties in Virginia are payable from the general revenues of the entity issuing such obligations, including ad valorem tax revenues on property within the jurisdiction.  The obligation to levy taxes could be enforced by mandamus, but such a remedy may be impracticable and difficult to enforce.  Under the Code of Virginia, a holder of any general obligation bond in default may file an affidavit setting forth such default with the Governor.  If, after investigating, the Governor determines that such default exists, he is directed to order the State Comptroller to withhold State funds appropriated and payable to the entity and apply the amount so withheld to unpaid principal and interest.  The Commonwealth, however, has no obligation to provide any additional funds necessary to pay such principal and interest.

The economy of Virginia is broadly-based and encompasses the service, wholesale and retail trade, government and manufacturing sectors.  With Northern Virginia, considered a part of the Washington, D.C. metropolitan area, and Hampton Roads, which has the nation’s largest concentration of military installations, the federal government has a strong economic impact on Virginia’s economy.  Virginia is affected by changes in levels of federal funding and financial support of certain industries as well as by federal spending cutbacks due to the large number of residents who are employed by the federal government.  The Hampton Roads area will be dramatically impacted in the event the federal government’s $1 trillion automatic budget reductions go into effect in January 2013 as approximately 20% of all jobs in Virginia are dependent on military spending.  The $1 trillion in cuts were initiated in 2011 after congressional negotiators failed to approve a plan to cut the federal deficit.

While the national recession has affected state revenues, Virginia continues to fare better than the nation, which is attributable in part to its proximity to the nation’s capital, its importance as a defense contractor, the positive role of the deepwater port at Hampton Roads and its strategic location on the eastern seaboard.  Virginia also has significant concentrations of high-technology employers, predominately in the Northern Virginia area.  The Commonwealth’s unemployment rate of 6.2% in 2011 was much lower than the national average of 8.9% and ranked it ninth among all states. The highest unemployment rate in 2011 was in the Southern region, an area hit hard by declines in textile manufacturing.  An examination of Virginia’s unemployment by industry reveals that certain fields such as construction, manufacturing, leisure and hospitality and more recently information services have relatively higher rates of unemployment while government, education and health services have relatively lower unemployment rates than other industries in the state. Other major sectors that suffered large employment losses include construction, manufacturing and retail trade.  Virginia’s personal income increased by 5% in fiscal year 2011, slightly less than the 5.4% growth at the national level.

The Commonwealth continues to take a conservative approach to financial operations, which include periodic revenue forecast updates and careful attention to the level of its debt obligations.  Virginia completed its June 30, 2011 fiscal year with a combined ending fund balance of $3.4 billion, an increase of $812.4 million from the prior year.  As of March 31, 2012, the Commonwealth had a Standard & Poor’s rating of AAA, a Moody’s rating of Aaa, and a Fitch rating of AAA on its general obligation bonds. However, in July 2011, Moody’s placed Virginia and four other states on review for a possible downgrade of their credit ratings because of their significant levels of federal government employment and defense related spending.  There can be no assurance that the economic conditions on which these ratings are based will continue or that particular bond issues may not be adversely affected by changes in economic or political conditions.  Further, the credit of the Commonwealth is not material to the ability of political subdivisions and private entities to make payments on the obligations described below.

Revenue bonds issued by Virginia political subdivisions include (1) revenue bonds payable exclusively from revenue producing governmental enterprises and (2) industrial revenue bonds, college and hospital revenue bonds and other “private activity bonds” which are essentially non-governmental debt issues and which are payable exclusively by private entities such as non-profit organizations and business concerns of all sizes.  State and local governments have no obligation to provide for payment of such private activity bonds and in many cases would be legally prohibited from doing so.  The value of such private activity bonds may be affected by a wide variety of factors relevant to particular localities or industries, including economic developments outside of Virginia.

Lease obligations issued by Virginia are customarily subject to “non-appropriation” clauses which allow the municipality, or other public entity, to terminate its lease obligations if moneys to make the lease payments are not appropriated for that purpose.  Legal principles may restrict the enforcement of lease financing provisions limiting the municipal issuer’s ability to utilize property similar to that leased in the event debt service is not appropriated.

Chapter 9 of the United States Bankruptcy Code, which applies to bankruptcies by political subdivisions, limits the filing under that chapter to political subdivisions that have been specifically authorized to do so under applicable state law.  The Trust is not aware of any statute in Virginia that gives any such authorization to political subdivisions in Virginia.  Bonds payable exclusively by private entities may be subject to the provisions of the United States Bankruptcy Code other than Chapter 9.

Although revenue obligations of the Commonwealth or its political subdivisions may be payable from a specific project or source, including lease rentals, there can be no assurance that future economic difficulties and the resulting impact on Commonwealth and local government finances will not adversely affect the market value of the portfolio of the Fund or the ability of the respective obligors to make timely payments of principal and interest on such obligations.

With respect to Virginia Municipal Obligations that are backed by a letter of credit issued by a foreign or domestic bank, the ultimate source of payment is the bank.  Investment in foreign banks may involve risks not present in domestic investments.  These include the fact that the foreign bank may be subject to different, and in some cases less comprehensive, regulatory, accounting, financial reporting and disclosure standards than domestic banks.

When Virginia Municipal Obligations are insured by a municipal bond insurer, there are certain risks that the bond insurance policy typically does not cover.  For example, some insurance policies do not insure against loss resulting from:  (1) a pre-payment premium; (2) an optional or mandatory redemption (other than sinking fund redemptions); (3) an accelerated payment; (4) a payment of the purchase price of Virginia Municipal Obligations upon tender thereof; and (5) a preference.  Certain municipal bond insurers may not insure against nonpayment of principal of or interest on Virginia Municipal Obligations resulting from the insolvency, negligence or any other act or omission of a paying agent for Virginia Municipal Obligations.  Also, the capitalization of the various municipal bond insurers is not uniform.  If an insurer of Virginia Municipal Obligations must make payments pursuant to its bond insurance policy, such payments could be limited by, among other things, such companies’ capitalization and insurance regulatory authorities.

A negative factor affecting the municipal bond market is lingering uncertainty regarding monoline insurers that guarantee the timely repayment of bond principal and interest if an issuer were to default.  Insured municipal bonds, which constitute about half of the $2.5 trillion municipal bond market, were favored by investors for their AAA credit ratings that enhanced both creditworthiness and liquidity of insured bonds.  Since late 2007, certain monoline insurers have come under substantial pressure due to their exposure to structured financial products including significant subprime mortgage risk.  Recent downgrades to credit ratings of many monoline insurance companies could compromise the related guarantees that they provide to a large portion of the municipal market.  These ratings cuts have led to credit ratings downgrades of the bonds they insure.  Investors may assess insured bonds based on the credit risk of the underlying issuer of the bonds, giving little to no value to the bond insurance.  The market price and liquidity of certain insured bonds may be negatively affected.  The municipal bond market faced dramatic changes in 2008 as the auction-rate market froze, underlying municipal ratings lost their credibility and large providers of market liquidity vanished.  Although several of these factors have run their course and are no longer pressuring the market lower, there can be no assurance that the market will not further deteriorate.  As of June 30, 2012, the Tax Exempt Virginia Fund had approximately 35% of its net assets invested in municipal bonds with bond insurance.

The rights of the holders of Virginia Municipal Obligations and the enforceability of Virginia Municipal Obligations and the financing documents may be subject to (1) bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights, in effect now or after the date of the issuance of Virginia Municipal Obligations, to the extent constitutionally applicable; (2) principles of equity; and (3) the exercise of judicial discretion.

The Commonwealth, its officials and employees are named as defendants in legal proceedings which occur in the normal course of governmental operations, some involving substantial amounts. It is not possible at the present time to estimate the ultimate outcome or liability, if any, of the Commonwealth with respect to these lawsuits. However, the ultimate liability resulting from these suits is not expected to have a material, adverse effect on the financial condition of the Commonwealth.

Industrial Revenue Bonds.  The Tax Exempt Virginia Fund may invest from time to time a portion of its assets in industrial revenue bonds (referred to under current tax law as private activity bonds), and also may invest a portion of its assets in revenue bonds issued for housing, including multi-family housing, health care facilities or electric utilities, at times when the relative value of issues of such a type is considered, in the judgment of the Adviser, to be more favorable than that of other available types of issues, taking into consideration the particular restrictions on investment flexibility arising from the investment objective of the Fund of providing current income exempt from personal income taxes of Virginia (as well as federal income taxes).  Therefore, investors should also be aware of the risks which these investments may entail. Industrial revenue bonds are issued by various state and local agencies to finance various projects.

Housing revenue bonds typically are issued by a state, county or local housing authority and are secured only by the revenues of mortgages originated by the authority using the proceeds of the bond issue.  Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer.  Moreover, such housing revenue bonds depend upon the cash flow from the underlying mortgages for their repayment, which cannot be precisely predicted when the bonds are issued.  Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds.  Additionally, such bonds depend in part on scheduled payments of principal and interest upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds.  If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate. The financing of multi-family housing projects is affected by a variety of factors, including satisfactory completion of construction within cost constraints, the achievement and maintenance of a sufficient level of occupancy, sound management of the developments, timely and adequate increases in rents to cover increases in operating expenses, including taxes, utility rates and maintenance costs, changes in applicable laws and governmental regulations and social and economic trends.

Electric utilities face problems in financing large construction programs in an inflationary period, cost increases and delay occasioned by environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, the cost of competing fuel sources, difficulty in obtaining sufficient rate increases and other regulatory problems, the effect of energy conservation and difficulty of the capital market to absorb utility debt.

Health care facilities include life care facilities, nursing homes and hospitals.  Life care facilities are alternative forms of long-term housing for the elderly which offer residents the independence of condominium life style and, if needed, the comprehensive care of nursing home services.  Bonds to finance these facilities have been issued by various state industrial development authorities.  Because the bonds are secured only by the revenues of each facility, and not by state or local government tax payments, they are subject to a wide variety of risks.  Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues adequate to maintain debt service payments.  Moreover, in the case of life care facilities, because a portion of housing, medical care and other services may be financed by an initial deposit, there may be risk if the facility does not maintain adequate financial reserves to secure estimated actuarial liabilities.  The ability of management to accurately forecast inflationary cost pressures weighs importantly in this process.  The facilities may also be affected by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies.  They may also face competition from alternative health care or conventional housing facilities in the private or public sector. Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels.  A hospital’s gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding, and possible federal legislation limiting the rates of increase of hospital charges.

The Tax Exempt Virginia Fund may also invest in bonds for industrial and other projects, such as sewage or solid waste disposal or hazardous waste treatment facilities.   Financing for such projects will be subject to inflation and other general economic factors as well as construction risks including labor problems, difficulties with construction sites and the ability of contractors to meet specifications in a timely manner.  Because some of the materials, processes and wastes involved in these projects may include hazardous components, there are risks associated with their production, handling and disposal.

Variable Rate Securities.  The Tax Exempt Virginia Fund may invest in Municipal Obligations that bear interest at rates that are adjusted periodically to market rates.  The market value of fixed coupon securities fluctuates with changes in prevailing interest rates, increasing in value when interest rates decline and decreasing in value when interest rates rise.  The value of variable rate securities, however, is less affected by changes in prevailing interest rates because of the periodic adjustment of their coupons to a market rate.  The shorter the period between adjustments, the smaller the impact of interest rate fluctuations on the value of these securities.  The market value of tax-exempt variable rate securities usually tends toward par (100% of face value) at interest rate adjustment time.

Put Bonds.  The Tax Exempt Virginia Fund may invest in Municipal Obligations (including securities with variable interest rates) that may be redeemed or sold back (put) to the issuer of the security or a third party at face value prior to stated maturity.  This type of security will normally trade as if maturity is the earlier put date, even though stated maturity is longer.

Zero Coupon Bonds.  Municipal Obligations in which the Tax Exempt Virginia Fund may invest include zero coupon bonds and deferred interest bonds.  Zero coupon bonds and deferred interest bonds are debt obligations that are issued at a significant discount from face value.  While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance.  Zero coupon bonds and deferred interest bonds benefit the issuer by mitigating its need for cash to meet debt service, but they also require a higher rate of return to attract investors who are willing to defer receipt of such cash.  Such investments may experience greater volatility in market value than debt obligations that make regular payments of interest.  The Fund will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders.

Municipal Lease Obligations.  The Tax Exempt Virginia Fund may invest in municipal lease obligations, installment purchase contract obligations, and certificates of participation in such obligations (collectively, “lease obligations”).  A lease obligation does not constitute a general obligation of the municipality for which the municipality’s taxing power is pledged, although the lease obligation is ordinarily backed by the municipality’s covenant to budget for the payments due under the lease obligation.  Certain lease obligations contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis.  A risk peculiar to these municipal lease obligations is the possibility that a municipality will not appropriate funds for lease payments.  Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult.  The Adviser will seek to minimize these risks by not investing more than 10% of the total assets of the Fund in lease obligations that contain “non-appropriation” clauses.  In evaluating a potential investment in such a lease obligation, the Adviser will consider: (1) the credit quality of the obligor, (2) whether the underlying property is essential to a government function, and (3) whether the lease obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation.  Municipal lease obligations may be determined to be liquid in accordance with guidelines established under the supervision of the Board of Trustees and other factors the Adviser may determine to be relevant to such determination.  In determining the liquidity of municipal lease obligations, the Adviser will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades and quotes for the obligation; and (4) the nature of the marketplace trades.  In addition, the Adviser will consider factors unique to particular lease obligations affecting their marketability.  These include the general creditworthiness of the municipality, the importance of the property covered by the lease to the municipality, and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by the Fund.

The Board of Trustees is responsible for supervising the determination of the credit quality of unrated municipal lease obligations on an ongoing basis, including an assessment of the likelihood that the lease will not be cancelled.

DESCRIPTION OF BOND RATINGS

The various ratings used by the NRSROs are described below.  A rating by an NRSRO represents the organization’s opinion as to the credit quality of the security being traded.  However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer.  Consequently, the Adviser believes that individual analysts give different weightings to the various factors involved in credit analysis and the quality of fixed-income securities in which the Funds may invest should be continuously reviewed.  A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently.  Ratings are based on current information furnished by the issuer or obtained from other sources that are considered reliable by the NRSROs.  Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

Description of Moody’s Investors Service, Inc.’s Bond Ratings:

Aaa:	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A:	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa:	Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa  through Caa.  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Description of Standard & Poor’s Ratings Definitions:

AAA:   An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA:      An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A:        An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB:   An obligation rated ‘BBB’ exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Description of Fitch Ratings:

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale.  In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment.  This notably applies to covered bond ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument.  The relationship between issuer scale and obligation scale assumes a historical average recovery of between 30% - 50% on the senior, unsecured obligations of an issuer.  As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity’s issuer rating.

AAA:   Highest credit quality.
‘AAA’ ratings denote the lowest expectation of credit risk.  They are assigned only in cases of exceptionally strong capacity for payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

AA:      Very high credit quality.
‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

A:         High credit quality.
‘A’ ratings denote expectations of low credit risk.  The capacity for payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB:   Good credit quality.
‘BBB’ ratings indicate that expectations of credit risk are currently low.  The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

The modifiers “+” or “-“ may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added the “AAA obligation rating category.

Credit quality in the markets for lower rated fixed income securities can change unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular security. The Adviser believes that the yields from the lower rated securities purchased by the Funds will more than compensate for any additional risk.  During periods of deteriorating economic conditions or increased interest rates, trading in the secondary market for lower rated securities may become thin and market liquidity may be significantly reduced.  Under such conditions, valuation of the securities at fair value becomes more difficult and judgment plays a greater role.  Beside credit and liquidity concerns, prices for lower rated securities may be affected by legislative and regulatory developments.

INVESTMENT LIMITATIONS

The Funds have adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Funds.  These limitations may not be changed with respect to any Fund without the affirmative vote of a majority of the outstanding voting shares of such Fund.  For purposes of the discussion of these fundamental investment limitations, the term “majority” of the outstanding shares of a Fund means the lesser of (i) 67% of the Fund’s outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of the Fund’s outstanding shares.

Under these fundamental limitations, each of the Balanced Fund and the Equity Fund may not:

(1)
Issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund’s total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities if, immediately after such borrowing, the value of a Fund’s assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all such borrowings;

(2)
Invest in restricted securities, or invest more than 10% of a Fund’s assets in other illiquid securities, including repurchase agreements maturing in over seven days, and other securities for which there is no established market or for which market quotations are not readily available;

(3)	Acquire foreign securities, except that the Funds may acquire foreign securities sold as American Depositary Receipts in amounts not in excess of 5% of each Fund’s assets;

(4)
Purchase securities of other investment companies, except through purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of a Fund’s total assets would be invested in such securities, or except as part of a merger, consolidation or other acquisition;

(5)
Invest more than 5% of the value of its total assets in the securities of any one corporate issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one corporate issuer;

(6)
Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to these limitations);

(7)
Invest in the securities of any issuer if any of the officers or trustees of the Trust or its Adviser who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the outstanding securities of such issuer;

(8)	Invest for the purpose of exercising control or management of another issuer;

(9)
Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Funds may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things, and the Funds may invest in certain mortgage backed securities as described in the Prospectus;

(10)	Underwrite securities issued by others, except to the extent a Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(11)	Purchase securities on margin (but the Funds may obtain such short-term credits as may be necessary for the clearance of transactions);

(12)
Make short sales of securities or maintain a short position, except short sales “against the box”  (A short sale is made by selling a security the Fund does not own. A short sale is “against the box” to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

(13)	Participate on a joint or joint and several basis in any trading account in securities;

(14)	Make loans of money or securities, except that the Funds may invest in repurchase agreements;

(15)	Invest in securities of issuers which have a record of less than three years’ continuous operation (including predecessors and, in the case of bonds, guarantors); or

(16)	Write, acquire or sell puts, calls or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts, warrants on commodities or related options.

Under these fundamental limitations, the Tax Exempt Virginia Fund may not:

(1)
Issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund’s total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities, in amounts not exceeding 15% of its total assets, and may pledge its assets to secure all such borrowings;

(2)	Invest for the purpose of exercising control or management of another issuer;

(3)
Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things;

(4)	Underwrite securities issued by others, except to the extent the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(5)	Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(6)	Make short sales of securities or maintain a short position, except short sales “against the box”;

(7)	Participate on a joint or joint and several basis in any trading account in securities;

(8)	Make loans of money or securities, except that the Fund may invest in repurchase agreements;

(9)	Invest in securities of issuers which have a record of less than three years’ continuous operation (including predecessors and, in the case of bonds, guarantors);

(10)	Write, purchase or sell commodities, commodities contracts, futures contracts or related options;

(11)
Invest, with respect to at least 50% of its total assets, more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 25% of the outstanding voting securities of any issuer; or

(12)	Invest in restricted securities.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation.  However, in the case of the borrowing limitation (limitation number 1, above), each Fund will, to the extent necessary, reduce its existing borrowings (within 3 days, excluding Sundays and holidays) to comply with the limitation.

While the Funds have reserved the right to make short sales “against the box” (limitation number 12, above for the Balanced Fund and the Equity Fund and limitation number 6, above for the Tax Exempt Virginia Fund), the Adviser has no present intention of engaging in such transactions at this time or during the coming year.

TRUSTEES AND OFFICERS

Overall responsibility for management of the Trust rests with the Board of Trustees.  The Trustees, in turn, elect the officers of the Trust.  The Trustees serve until their retirement at age 75, subject to periodic review, and the officers are elected annually.  The following is a list of the Trustees and executive officers of the Trust.  Each Trustee who is an “interested person” of the Trust, as defined by the 1940 Act, is indicated by an asterisk.

Name, Address and Age	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years and Directorships of Various Companies	Number of Portfolios in Trust Overseen by Trustee
Interested Trustees:
*John P. Ackerly, IV One James Center, 901 E. Cary Street Richmond, Virginia 23219 Year of Birth: 1963	Since July 2012	Trustee; President of The Davenport Funds	Senior Vice President of Davenport & Company LLC, Richmond Virginia	11
*John T. Bruce 800 Main Street Lynchburg, Virginia 24504 Year of Birth: 1953	Since September 1988	Trustee; President of the Flippin, Bruce & Porter Funds	President, Director and member of Executive Committee of Flippin, Bruce & Porter, Inc., Lynchburg, Virginia	11
Independent Trustees:
Robert S. Harris, Ph. D. 100 Darden Boulevard Charlottesville, Virginia 22903 Year of Birth: 1949	Since January 2007	Trustee	C. Stewart Sheppard Professor of Business Administration at The Darden Graduate School of Business Administration at the University of Virginia; consultant to corporations and government agencies	11
J. Finley Lee, Jr., Ph.D. 448 Pond Apple Drive North Naples, Florida 34119 Year of Birth: 1939	Since September 1988	Trustee	Retired Julian Price Professor Emeritus, University of North Carolina	11
Richard L. Morrill, Ph.D. G19 Boatwright Library Richmond, Virginia 23173 Year of Birth: 1939	Since March 1993	Trustee	President of the Teagle Foundation; (charitable foundation); Chancellor of the University of Richmond; Director of Tredegar Corporation (plastics manufacturer) ; Director of Albemarle Corporation (polymers and chemicals manufacturer) until May 2012	11
Harris V. Morrissette 100 Jacintoport Boulevard Saraland, Alabama 36571 Year of Birth: 1959	Since March 1993	Trustee	President of China Doll Rice and Beans, Inc and Dixie Lily Foods; Director of International Shipholding Corporation (cargo transportation); Director of BancTrust Financial Group, Inc. (bank holding company); Chairman of Azalea Aviation, Inc. (airplane fueling) until January 2012	11

Executive Officers:
Margaret H. Alves 210 St. Joseph Street Mobile, Alabama 36602 Year of Birth: 1972	Since February 2006	Compliance Officer of The Government Street Funds	Chief Compliance Officer and Director of Leavell Investment Management, Inc., Mobile, Alabama
Tina H. Bloom 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1968	Since August 2006	Chief Compliance Officer and Secretary	Director of Fund Administration of Ultimus Fund Solutions, LLC (the Trust’s administrator);Vice President of Ultimus Fund Distributors, LLC (the Trust’s principal underwriter)
Austin Brockenbrough, III 1802 Bayberry Court, Suite 400 Richmond, Virginia 23226 Year of Birth: 1937	Since September 1988	Vice President of The Jamestown Funds	President and Managing Director of Lowe, Brockenbrough & Company, Inc., Richmond, Virginia: Director of Wilkinson O’Grady & Co., Inc. (global asset manager); Trustee of the Trust from 1988 until 2012.
Charles M. Caravati, III 1802 Bayberry Court, Suite 400 Richmond, Virginia 23226 Year of Birth: 1965	Since January 1996	President of The Jamestown Balanced Fund and The Jamestown Equity Fund	Managing Director of Lowe, Brockenbrough & Company, Inc., Richmond, Virginia
I. Lee Chapman, IV One James Center, 901 E. Cary Street Richmond, Virginia 23219 Year of Birth: 1971	Since November 2010	Vice President of The Davenport Funds	President and Chief Operating Officer of Davenport & Company LLC, Richmond Virginia
Robert G. Dorsey 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1957	Since November 2000	Vice President	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC
John M. Flippin 800 Main Street Lynchburg, Virginia 24504 Year of Birth: 1942	Since September 1988	Vice President of the Flippin, Bruce & Porter Funds	Director of Flippin, Bruce & Porter, Inc., Lynchburg, Virginia
John H. Hanna, IV 800 Main Street Lynchburg, Virginia 24504 Year of Birth: 1955	Since February 2007	Vice President of the Flippin, Bruce & Porter Funds	Vice President, Director and member of Executive Committee of Flippin, Bruce & Porter, Inc., Lynchburg, Virginia
Timothy S. Healey 800 Shades Creek Parkway, Suite 585 Birmingham, Alabama 35209 Year of Birth: 1953	Since January 1995	Vice President of The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund	Executive Vice President and Chief Investment Officer of Leavell Investment Management, Inc., Mobile, Alabama
Mary S. Hope 210 St. Joseph Street Mobile, Alabama 36602 Year of Birth: 1963	Since August 2008	Vice President of The Government Street Funds	Vice President and Portfolio Manager of Leavell Investment Management, Inc., Mobile, Alabama
Joseph A. Jennings, III 1802 Bayberry Court, Suite 400 Richmond, Virginia 23219 Year of Birth: 1962	Since June 2005	President of The Jamestown Tax Exempt Virginia Fund	Portfolio Manager of Lowe, Brockenbrough & Company, Inc., Richmond, Virginia
Thomas W. Leavell 210 St. Joseph Street Mobile, Alabama 36602 Year of Birth: 1943	Since February 2004	President of The Government Street Funds	President and Chief Executive Officer of Leavell Investment Management, Inc., Mobile, Alabama
David J. Marshall 800 Main Street Lynchburg Virginia 24504 Year of Birth: 1956	Since February 2007	Vice President of the Flippin, Bruce & Porter Funds	Secretary, Director and member of Executive Committee of Flippin, Bruce & Porter, Inc., Lynchburg, Virginia

Denise C. Peters One James Center, 901 E. Cary Street Richmond, Virginia 23219 Year of Birth: 1956	Since February 2007	Compliance Officer of The Davenport Funds	First Vice President and Chief Compliance Officer for Davenport Asset Management Division of Davenport & Company LLC, Richmond,Virginia
R. Gregory Porter, III 800 Main Street Lynchburg, Virginia 24504 Year of Birth: 1941	Since September 1988	Vice President of the Flippin, Bruce & Porter Funds	Director of Flippin, Bruce & Porter, Inc., Lynchburg, Virginia
Page T. Reece 1802 Bayberry Court, Suite 400 Richmond, Virginia 23226 Year of Birth: 1957	Since September 2004	Compliance Officer of The Jamestown Funds	Chief Compliance Officer and Director of Operations of Lowe, Brockenbrough & Company, Inc., Richmond, Virginia
Teresa L. Sanderson 800 Main Street Lynchburg, Virginia 24504 Year of Birth: 1963	Since September 2004	Compliance Officer of the Flippin, Bruce & Porter Funds	Chief Compliance Officer and a Principal of Flippin, Bruce & Porter, Inc., Lynchburg, Virginia
Mark J. Seger 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of Birth: 1962	Since November 2000	Treasurer	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC
George L. Smith, III One James Center, 901 E. Cary Street Richmond, Virginia 23219 Year of Birth: 1976	Since February 2011	Vice President of The Davenport Funds	Senior Vice President of Davenport & Company LLC, Richmond Virginia
Connie R. Taylor 1802 Bayberry Court, Suite 400 Richmond, Virginia 23226 Year of Birth: 1950	Since March 1993	Vice President of The Jamestown Balanced Fund and The Jamestown Equity Fund	Account Administrator of Lowe, Brockenbrough & Company, Inc., Richmond, Virginia
Lawrence B. Whitlock, Jr. 1802 Bayberry Court, Suite 400 Richmond, Virginia 23226 Year of Birth: 1948	Since February 2002	Vice President of The Jamestown Balanced Fund and The Jamestown Equity Fund	Managing Director of Lowe, Brockenbrough & Company, Inc., Richmond, Virginia

*	John P. Ackerly, IV and John T. Bruce, as affiliated persons of investment advisers to the Trust, are “interested persons” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

Trustees’ Ownership of Fund Shares.  The following table shows each Trustee’s beneficial ownership of shares of the Funds and, on an aggregate basis, of shares of all funds within the Trust overseen by the Trustee.  Information is provided as of December 31, 2011.

Name of Trustee	Dollar Range of Shares of the Funds Owned by Trustee	Aggregate Dollar Range of Shares of All Funds in Trust Overseen by Trustee
John P. Ackerly, IV	Balanced Fund: None Equity Fund: None Tax Exempt Virginia Fund: None	$50,001 – $100,000
John T. Bruce	Balanced Fund: None Equity Fund: Over $100,000 Tax Exempt Virginia Fund: None	Over $100,000

Independent Trustees:
Robert S. Harris	Balanced Fund: None Equity Fund: $1 – $10,000 Tax Exempt Virginia Fund: None	$10,001 – $50,000
J. Finley Lee, Jr.	Balanced Fund: None Equity Fund: None Tax Exempt Virginia Fund: None	$50,001 – $100,000
Richard L. Morrill	Balanced Fund: Over $100,000 Equity Fund: $50,001 – $100,000 Tax Exempt Virginia Fund: None	Over $100,000
Harris V. Morrissette	Balanced Fund: $10,001 – $50,000 Equity Fund: $10,001 – $50,000 Tax Exempt Virginia Fund: None	Over $100,000

As of July 10, 2012, the Trustees and officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) 11.83% of the outstanding shares of the Balanced Fund, 3.56% of the outstanding shares of the Equity Fund and 1.77% of the outstanding shares of the Tax Exempt Virginia Fund.

Trustee Compensation.  No director, officer or employee of an investment adviser or principal underwriter of the Trust will receive any compensation from the Trust for serving as an officer or Trustee of the Trust, except that the Trust may compensate its Chief Compliance Officer (the “CCO”) regardless of whether such Officer is affiliated with an investment adviser or principal underwriter.  Each Trustee who is not affiliated with an investment adviser or principal underwriter of the Trust receives from the Trust an annual retainer of $8,000, payable quarterly; a fee of $1,500 for attendance at each meeting of the Board of Trustees; and $1,000 for attendance at each meeting of any committee of the Board (except that such fee is $1,500 for the committee chairman); plus reimbursement of travel and other expenses incurred in attending meetings.  The fees are split equally among all of the funds in the Trust.  The following table provides compensation amounts paid during the fiscal year ended March 31, 2012 to Trustees who are not affiliated with an investment adviser or principal underwriter of the Trust:

Trustee	Aggregate Compensation From the Funds	Pension or Retirement Benefits Accrued	Estimated Annual Benefits Upon Retirement	Total Compensation From all Funds within the Trust
Charles M. Caravati, Jr.*	$ 3,818	None	None	$14,000
Robert S. Harris	5,865	None	None	21,500
J. Finley Lee, Jr.	5,455	None	None	20,000
Richard L. Morrill	5,865	None	None	21,500
Harris V. Morrissette	5,455	None	None	20,000
Samuel B. Witt, III**	1,500	None	None	5,500

* Retired from the Board as of June 30, 2012
**Retired from the Board as of June 30, 2012.

Leadership Structure and Qualifications of Trustees

The Board of Trustees consists of six Trustees, four of whom are “non-interested” Trustees, as such term is defined in the 1940 Act (“Independent Trustees”).  The Board is responsible for the oversight of eleven series, or funds, of the Trust.  In addition to the Funds, the Trust consists of the FBP Equity & Dividend Plus Fund and the FBP Appreciation & Income Opportunities Fund, which are managed by Flippin, Bruce & Porter, Inc. of Lynchburg, Virginia; The Government Street Equity Fund, The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund, which are managed by Leavell Investment Management, Inc. of Mobile, Alabama; and The Davenport Core Fund, Davenport Value & Income Fund and Davenport Equity Opportunities Fund, which are managed by Davenport & Company LLC of Richmond, Virginia.  The Board has engaged these investment advisers to oversee the management of the funds on a day-to-day basis.  The Board is responsible for overseeing the investment advisers and the Trust’s other service providers in the operations of the funds in accordance with the 1940 Act, other applicable federal and state laws, and the Trust’s Agreement and Declaration of Trust.

The Board meets in person or by telephone at regularly scheduled meetings four times throughout the year.  In addition, the Trustees may meet in person or by telephone at special meetings or on an informal basis at other times.  The Independent Trustees also meet at least quarterly without the presence of any representatives of management.  The Board has established three standing committees and may also establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities.  The Independent Trustees have also engaged independent legal counsel, and may from time to time engage consultants and other advisors to assist them in performing their oversight responsibilities.

The Board of Trustees is led by its Chairman, Dr. Robert S. Harris.  As Chairman, Dr. Harris has primary responsibility for setting the agenda for each Board meeting, presiding at each Board meeting and acting as the Board’s liaison with the various investment advisers.  The Board reviews its structure regularly and believes that its leadership structure, including having a majority of Independent Trustees, coupled with the responsibilities undertaken by Dr. Harris as Chairman, is appropriate and in the best interests of the Trust, given the  specific characteristics of the Trust.  These characteristics include having a structure consisting of four distinct fund complexes, each having its own investment adviser and compliance officer at the fund complex level.  The Board of Trustees also believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Fund management.

Board Committees.  The Board has established an Audit Committee, a Governance, Nomination and Compensation Committee and a Qualified Legal Compliance Committee.  The Board of Trustees has determined that its committees help ensure that the funds have effective and independent governance and oversight.  The members of each Committee are the four Independent Trustees:  Robert S. Harris, J. Finley Lee, Jr., Richard L. Morrill and Harris V. Morrissette.  Dr. Richard L. Morrill serves as the Chairman of the Audit Committee and J. Finley Lee, Jr. serves as Chairman of the Governance, Nomination and Compensation Committee and the Qualified Legal Compliance Committee. The Chairmanship of each Committee is rotated periodically.  Each Committee Chairman has primary responsibility for setting the agendas and presides at all meetings of the Committee for which he serves as Chairman.  Each Committee

Chairman facilitates communications and coordination between the Independent Trustees and management with respect to the matters overseen by that Committee.

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Audit Committee.   The Audit Committee (i) oversees the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate in its judgment, the internal controls of certain service providers; (ii) oversees the quality and objectivity of the financial statements of each of the funds and the independent audits thereof; (iii) acts as liaison between the Trust’s independent registered public accounting firm and the full Board; (iv) pre-approves the scope and cost of the audit and non-audit services provided by the Trust’s independent registered public accounting firm; and (v) resolves any issues arising under the Trust’s Code of Ethics for Principal Executive and Senior Financial Officers.  The Audit Committee met three times during the fiscal year ended March 31, 2012.

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Governance, Nomination and Compensation Committee.  The Governance, Nomination and Compensation Committee is responsible for (i) selecting and nominating persons to serve as Independent Trustees; (ii) determining the level of compensation for the Independent Trustees; (iii) reviewing information relating to the investment advisory, underwriting and other contracts with third party service providers and making recommendations to the Board; (iv) monitoring the activities of the CCO and making recommendations to the Board with respect to the compliance policies and procedures of the Trust and its service providers; (v) reviewing the responsibilities of the committees of the Board and evaluating whether there is a need for additional or combined committees; and (vi) evaluating the performance of the Board of Trustees. The Governance, Nomination and Compensation Committee will review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing, addressed to the Committee at the Trust’s offices and meet any minimum qualifications that may be adopted by the Committee.  The Governance, Nomination and Compensation Committee met three times during the fiscal year ended March 31, 2012.

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Qualified Legal Compliance Committee.   The Qualified Legal Compliance Committee is responsible for receiving and investigating reports from attorneys representing the Trust of material violations of securities laws, a material breach of fiduciary duty or a similar material violation.  The Qualified Legal Compliance Committee did not meet during the fiscal year ended March 31, 2012 because no such reports were made during that period.

Qualifications of the Trustees. The Governance, Nomination and Compensation Committee reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board.  In evaluating a candidate for nomination or election as a Trustee, the Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Committee believes contribute to good governance for the Trust.  In addition, the Trustees are subject to periodic evaluation for their continued service on the Board.  On a staggered three-year basis, members of the Governance, Nomination and Compensation Committee review the qualifications of each Trustee, evaluate his contributions to the Board and make a recommendation as to whether such Trustee should continue to serve on the Board.  The Board has concluded, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with the other Trustees, that each Trustee is qualified to serve on the Board.  The Board of Trustees believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the advisers, other service providers, legal counsel and independent public accountants; and to exercise effective business judgment in the performance of their duties as Trustees, support this conclusion.  In determining that a particular Trustee is and will continue to be qualified to serve as a Trustee, the Board considers a variety of criteria, none of which, in isolation, is controlling.

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Mr. John Ackerly IV is Senior Vice President of Davenport & Company, the investment adviser to the Davenport Funds.  Prior to joining Davenport & Company in 1994, he worked as a portfolio manager for Central Fidelity Bank.  Mr. Ackerly is a member of the Executive Committee for Davenport & Company and also serves on the Board of Directors.  He is President of the Davenport Funds and past president of the Richmond Society of Financial Analysts.  Mr. Ackerly earned an undergraduate degree from the University of Virginia and earned an M.B.A degree from Virginia Commonwealth University.  He is a Chartered Financial Analyst and has over 25 year of experience in the investment management profession.  He has served as a Trustee since 2012.  The Board has concluded that Mr. Ackerly is suitable to serve as a Trustee because of his professional investment and business experience and his academic background.

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Mr. John T. Bruce is a founding partner and the President of Flippin, Bruce & Porter, Inc., the investment adviser to the Flippin, Bruce & Porter Funds.  From 1979 until 1985 he served as a Vice President and Portfolio Manager at Capitoline Investment Services, Inc.  Mr. Bruce holds a B.S. degree in Finance from Virginia Polytechnic Institute and State University and is a former trustee of the Virginia Tech Foundation. He is a Chartered Financial Analyst and a Chartered Investment Counselor and has 35 years of experience in the investment management profession.  He has served as a Trustee since 1988.  The Board has concluded that Mr. Bruce is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his professional investment and business experience, and his academic background.

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Dr. Robert S. Harris, Ph.D. is the C. Stewart Sheppard Professor of Business at The Darden Graduate School of Business Administration at the University of Virginia where from 2001 until 2005, he served as Dean.  Dr. Harris teaches courses in financial management and policies and valuation in financial markets.  His research has focused on corporate finance, financial market analysis and mergers and acquisitions.  He has been widely published in leading academic and practitioner journals and has authored financial textbooks.  Dr. Harris has been an active consultant and advisor to corporations and government agencies and has held a range of offices in professional societies.  He previously served as Chief Learning Officer and Vice President of United Technologies Corporation.  Dr. Harris earned a B.A. degree (summa cum laude) from Davidson College and a doctorate in economics from Princeton University.  He has served as a Trustee of the Trust since 2007.  The Board has concluded that Dr. Harris is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his distinguished academic background and positions of leadership, and his business experience.

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Dr. J. Finley Lee, Jr., Ph.D. has been a financial consultant for many years and was previously the Julian Price Professor at the Kenan-Flagler Business School at The University of North Carolina at Chapel Hill.  Dr. Lee earned an undergraduate degree from Davidson College and an M.A. degree from the University of Florida, and earned his Ph.D. as a Huebner Fellow at the Wharton School of the University of Pennsylvania.  He has served as a Trustee of the Trust since 1988.  The Board has concluded that Dr. Lee is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his distinguished academic background, and his business experience.

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Dr. Richard L. Morrill, Ph.D. serves as President of the Teagle Foundation (charitable foundation) and as Chancellor at the University of Richmond.  He was president of the University of Richmond from 1988 to 1998 and previously was president of Salem College and Centre College.  Dr. Morrill has written four books on issues of values, ethics and decision-making in higher education and has published many articles and made numerous presentations on strategic planning and leadership for colleges and universities. He has served as a board member and audit committee member of Central Fidelity Banks, Inc. and as Treasurer of The Association of American Colleges and Universities.  Dr. Morrill currently is President of the board of the Richmond Symphony Foundation and a board member of the Library of Virginia Foundation.  He is a director of the Tredegar Corporation (manufacturing firm) and was a director of the Albemarle Corporation (manufacturer of specialty chemicals) until May 2012. Dr. Morrill received his B.A. degree in History from Brown University, his B.D. in Religious Thought from Yale University in 1964, and his Ph.D. in Religion from Duke University Graduate School of Arts and Sciences.  He has served as a Trustee of the Trust since 1993.  The Board has concluded that Dr. Morrill is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his distinguished academic background and expertise in the subjects of ethics and strategic planning, and his service and leadership roles on other boards.

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Mr. Harris V. Morrissette has served as president and chief executive officer of several privately held businesses.  He serves as a director of International Shipholding Corporation (cargo transportation) and BancTrust Financial Group, Inc. (bank holding company); and as a board member of White-Spunner Construction, Inc. He previously served as a director of EnergySouth, Inc. until its merger with Sempra Energy in 2008 and chairman of Azalea Aviation, Inc. (airplane fueling) until January 2012. He is a board member of a number of not-for-profit organizations, among them the Business Council of Alabama and the Economic Development Partnership of Alabama.  Mr. Morrissette holds a B.S. degree from The University of Alabama.  He has served as a Trustee of the Trust since 1993.  The Board has concluded that Mr. Morrissette is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust, his extensive business experience, and his service on other boards.

Risk Oversight. An integral part of the Board’s overall responsibility for overseeing the management and operations of the Trust is the Board’s oversight of the risk management of the Trust’s investment programs and business affairs.  The funds are subject to a number of risks, such as investment risk, credit risk, valuation risk, operational risk, and legal, compliance and regulatory risk.  The Trust, the investment advisers and the other service providers have implemented various processes, procedures and controls to identify risks to the funds, to lessen the probability of their occurrence and to mitigate any adverse effect should they occur.  Different processes, procedures and controls are employed with respect to different types of risks.  These systems include those that are embedded in the conduct of the regular operations of the Board and in the regular responsibilities of the officers of the Trust and the other service providers.

The Board of Trustees exercises oversight of the risk management process through the Board itself and through the various committees.  In addition to adopting, and periodically reviewing, policies and procedures designed to address risks to the funds, the Board of Trustees requires management of the investment advisers and the Trust, including the Trust’s CCO, to report to the Board and the committees on a variety of matters, including matters relating to risk management, at regular and special meetings.  The Board and the committees receive regular reports from the Trust’s independent public accountants on internal control and financial reporting matters.  On at least an annual basis, the Independent Trustees meet separately with the Trust’s CCO outside the presence of management, to discuss issues related to compliance.  Furthermore, the Board receives a quarterly report from the Trust’s CCO regarding the operation of the compliance policies and procedures of the Trust and its primary service providers.  The Trust’s CCO is supported by four compliance officers, each of whom serve at the fund complex level, and periodically attend Board meetings.  The Board also receives quarterly reports from the investment advisers on the investments and securities trading of the funds, including their investment performance, as well as reports regarding the valuation of the funds’ securities.  In addition, in its annual review of the funds’ advisory agreements, the Board reviews information provided by the investment advisers relating to their operational capabilities, financial condition and resources.  The Board also conducts an annual self-evaluation that includes a review of its effectiveness in overseeing the number of funds in the Trust and the effectiveness of its committee structure.

Although the risk management policies of the investment advisers and the Trust’s other service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective.  Not all risks that may affect the Trust can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond the control of the Trust, the investment advisers or their affiliates, or other service providers to the Trust.  The Board may at any time, and in its sole discretion, change the manner in which it conducts its risk oversight role.

INVESTMENT ADVISER

Lowe, Brockenbrough & Company, Inc. (the “Adviser”) supervises each Fund’s investments pursuant to an Investment Advisory Agreement (the “Advisory Agreement”) described in the Prospectus.  Each Fund’s Advisory Agreement is effective until April 1, 2013 and is subject to annual approval by the Board of Trustees or by vote of a majority of the Fund’s outstanding voting securities, provided such continuance is also approved by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval.  The Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Adviser.  The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

Compensation of the Adviser with respect to the Balanced Fund, based upon the Fund’s average daily net assets, is at the following annual rates: on the first $250 million, 0.65%; on the next $250 million, 0.60%; and on assets over $500 million, 0.55%. For the fiscal years ended March 31, 2012, 2011 and 2010, the Balanced Fund paid the Adviser advisory fees of $124,674, $136,446 and $145,211, respectively.

Compensation of the Adviser with respect to the Equity Fund, based upon the Fund’s average daily net assets, is at the following annual rates: on the first $500 million, 0.65%; and on assets over $500 million, 0.55%.  For the fiscal years ended March 31, 2012, 2011 and 2010, the Equity Fund paid the Adviser advisory fees of $172,613, $168,610 and $148,417, respectively.

Compensation of the Adviser with respect to the Tax Exempt Virginia Fund, based upon the Fund’s average daily net assets, is at the following annual rates: on the first $250 million, 0.40%; on the next $250 million, 0.35%; and on assets over $500 million, 0.30%.  For the fiscal years ended March 31, 2012, 2011 and 2010, the Tax Exempt Virginia Fund paid the Adviser advisory fees of $96,590 (which was net of voluntary fee waivers of $24,147), $102,611 (which was net of voluntary fee waivers of $23,462) and $114,752 (which was net of voluntary fee waivers of $19,113), respectively.

The Adviser, organized as a Virginia corporation in 1970, is controlled by its majority shareholder, Austin Brockenbrough, III.  As an affiliate of the Adviser, Mr. Brockenbrough may directly or indirectly receive benefits from the advisory fees paid to the Adviser.  In addition to acting as adviser to the Funds, the Adviser also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals.

The Adviser provides a continuous investment program for the Funds, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Funds.  The Adviser determines what securities and other investments will be purchased, retained or sold by the Funds, and does so in accordance with the investment objectives and policies of the Funds as described herein and in the Prospectus. The Adviser places all securities orders for the Funds, determining with which broker, dealer, or issuer to place the orders.  The Adviser must adhere to the brokerage policies of the Funds in placing all orders, the substance of which policies are that the Adviser must seek at all times the most favorable price and execution for all securities brokerage transactions.  The Adviser also provides, at its own expense, certain executive officers to the Trust, and pays the entire cost of distributing Fund shares.

The Adviser may enter into arrangements with certain brokerage firms and financial institutions to provide administrative, shareholder sub-accounting and other services, including sales-related services.  The Funds may compensate these organizations for their administrative and shareholder sub-accounting (but not sales-related) services based on the number of customer accounts maintained in the Funds by such organizations.  The Adviser, not the Funds, may further compensate these organizations for their sales-related services; however, the payment of such compensation by the Adviser will not affect the expense ratios of the Funds.

Portfolio Managers

Other Accounts Managed (as of March 31, 2012)

The Portfolio Managers are also responsible for the day-to-day management of other accounts, as indicated in the following table.  None of these accounts has an advisory fee based on the performance of the account.  Each Portfolio Manager’s name is followed by a number(s) representing the Fund(s) for which the Portfolio Manager is responsible for providing investment advisory services.

Name of Portfolio Manager	Type of Accounts	Number of Other Accounts Managed	Total Assets in Other Accounts Managed	Number of Accounts With Advisory Fee Based on Performance	Total Assets in Accounts with Advisory Fee Based on Performance
Charles M. Caravati, III (1,2)	Registered investment companies:	0	$ 0	0	$ 0
	Other pooled investment vehicles:	1	$ 5	0	$ 0
	Other accounts:	48	$87 million	0	$ 0
Lawrence B. Whitlock, Jr. (1,2)	Registered investment companies:	0	$ 0	0	$ 0
	Other pooled investment vehicles:	0	$ 0	0	$ 0
	Other accounts:	90	$185 million	0	$ 0
Joseph A. Jennings, III (1,3)	Registered investment companies:	0	$ 0	0	$ 0
	Other pooled investment vehicles:	0	$ 0	0	$ 0
	Other accounts:	208	$186 million	0	$ 0

1.	The Jamestown Balanced Fund
2.	The Jamestown Equity Fund
3.	The Jamestown Tax-Exempt Virginia Fund

Potential Conflicts of Interest

The Portfolio Managers generally oversee other advisory accounts that adhere to an investment strategy similar to that of the Fund or Funds for which they serve.  Conflicts of interest may arise in connection with the management of a Fund’s investments, the management of other advisory accounts, and personal trading by Portfolio Managers.  The Adviser has an obligation to allocate investment opportunities to all of its clients, including the Funds, in a manner that is fair and equitable over time.  Policies and procedures have been adopted to ensure this equitable allocation among clients.  In addition, procedures are in place to monitor personal trading by the Portfolio Managers to ensure that the interests of the Adviser’s clients come first.

Compensation

The Adviser compensates the Portfolio Managers of the Funds with a combination of fixed salary, annual profit sharing contribution and an incentive bonus.  Incentive bonuses are based on the Adviser’s profitability and the Portfolio Manager’s contribution to the Adviser.  The fixed salary component represents the majority of the annual compensation.

Ownership of Fund Shares

The following table indicates, as of March 31, 2012, the dollar value of shares beneficially owned by the Portfolio Managers of the Fund or Funds for which the Portfolio Manager serves.

Name of Portfolio Manager	Fund Shares Beneficially Owned	Dollar Value of Fund Shares Beneficially Owned
Charles M. Caravati, III	Jamestown Balanced Fund	$500,001 – $1 million
	Jamestown Equity Fund	$ 50,001 – $100,000
Lawrence B. Whitlock, Jr.	Jamestown Balanced Fund	None
	Jamestown Equity Fund	None
Joseph A. Jennings, III	Jamestown Balanced Fund	None
	Jamestown Tax Exempt Virginia Fund	None

ADMINISTRATOR

The Trust retains Ultimus Fund Solutions, LLC (the “Administrator”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, to provide the Funds with administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services.  The Administrator maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of each Fund’s shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions.  The Administrator also provides accounting and pricing services to the Funds and supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services.  The Administrator supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the SEC and state securities commissions, and materials for meetings of the Board of Trustees.

For the performance of these services, each Fund pays the Administrator a fee at the annual rate of 0.15% of the average value of its daily net assets up to $25 million, 0.125% of such assets from $25 million to $50 million, and 0.10% of such assets in excess of $50 million.  The minimum fee is $4,000 per month with respect to each of the Balanced Fund and the Equity Fund and $3,500 per month with respect to the Tax Exempt Virginia Fund.  In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage, communication lines and all costs of external pricing services.  For the fiscal years ended March 31, 2012, 2011 and 2010, the Balanced Fund paid administration fees to the Administrator of $48,000, $48,000, $48,000, respectively; the Equity Fund paid administration fees to the Administrator of $48,000, $48,000 and $48,000, respectively; and the Tax Exempt Virginia Fund paid administration fees to the Administrator of $43,991, $45,759 and $48,153, respectively.

Under the terms of a Compliance Consulting Agreement between the Trust and the Administrator, the Administrator provides an individual to serve as the Trust’s CCO.  For these services, the Funds pay the Administrator an annual base fee of $18,600 plus an asset-based fee equal to 0.01% per annum on aggregate average net assets in excess of $100 million.  In addition, the Funds reimburse the Administrator for any out-of-pocket expenses incurred for these services.  For the fiscal years ended March 31, 2012, 2011 and 2010, the Balanced Fund paid compliance service fees to the Administrator of $6,200, $6,384 and $5,373, respectively; the Equity Fund paid compliance service fees to the Administrator of $6,200, $6,384 and $5,373, respectively; and the Tax Exempt Virginia Fund paid compliance service fees to the Administrator of $6,200, $6,384 and $5,373, respectively.

DISTRIBUTOR

Ultimus Fund Distributors, LLC (the “Distributor”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as principal underwriter for the Funds pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Distributor.  The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares.  The Distribution Agreement provides that, unless sooner terminated, it will continue in effect so long as such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of the outstanding shares, and (ii) by a majority of the Trustees who are not “interested persons” of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.  The Distribution Agreement may be terminated by the Funds at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Funds on sixty days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days written notice to the Trust.  The Distribution Agreement will automatically terminate in the event of its assignment.  The Distributor is an affiliate of the Administrator and Robert G. Dorsey and Mark J. Seger are each Managing Directors of the Distributor and officers of the Trust.

OTHER SERVICE PROVIDERS

The firm of Ernst & Young LLP, independent registered public accounting firm, 312 Walnut Street, Suite 1900, Cincinnati, Ohio 45202, has been retained by the Board of Trustees to perform an independent audit of the financial statements of the Trust and to advise the Trust as to matters of accounting and federal and state income taxation, as requested.

Sullivan & Worcester LLP, One Post Office Square, Boston Massachusetts 02109, serves as legal counsel to the Trust and the Independent Trustees.

The Custodian of the Funds’ assets is U.S. Bank NA, 425 Walnut Street, Cincinnati, Ohio 45202.  The Custodian holds all cash and securities of the Funds (either in its possession or in its favor through “book entry systems” authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Funds.

PORTFOLIO SECURITIES AND BROKERAGE

It is the Funds’ practice to seek the best price and execution for all portfolio securities transactions.  The Adviser (subject to the general supervision of the Board of Trustees) directs the execution of the Funds’ portfolio transactions.

The Funds’ fixed income portfolio transactions will normally be principal transactions executed in over-the-counter markets on a “net” basis, which may include a dealer markup. The Funds’

common stock portfolio transactions will normally be exchange traded and effected through broker-dealers who charge brokerage commissions.  Options will also normally be exchange traded involving the payment of commissions.  With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.

During the fiscal years ended March 31, 2012, 2011 and 2010, the total brokerage commissions paid by the Balanced Fund were $10,818, $16,864 and $23,936, respectively.  During the fiscal years ended March 31, 2012, 2011 and 2010, the total brokerage commissions paid by the Equity Fund were $20,109, $33,103 and $40,080, respectively.  During the fiscal years ended March 31, 2012, 2011 and 2010, the total brokerage commissions paid by the Tax Exempt Virginia Fund were $0, $500 and $0, respectively.

Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Funds may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust or the Adviser.

While there is no formula, agreement or undertaking to do so, a portion of the Funds’ brokerage commissions may, in the discretion of the Adviser, be allocated to those brokers or dealers that provide the Adviser with research services.  The types of research services that the Adviser may obtain include, but are not limited to, investment recommendations, financial, economic, political, fundamental and technical market and interest rate data, and other statistical or research services.  Much of the information so obtained may also be used by the Adviser for the benefit of the other clients it may have.  Conversely, the Funds may benefit from such transactions effected for the benefit of other clients.  In all cases, the Adviser is obligated to effect transactions for the Funds based upon obtaining the most favorable price and execution.  Factors considered by the Adviser in determining whether the Funds will receive the most favorable price and execution include, among other things: the size of the order, the broker’s ability to effect and settle the transaction promptly and efficiently and the Adviser’s perception of the broker’s reliability, integrity and financial condition.

In order to reduce the total operating expenses of the Balanced Fund and the Equity Fund, a portion of each Fund’s operating expenses have been paid through an arrangement with a third party broker-dealer who is compensated through commission trades. Payment of expenses by the broker-dealer is based on a percentage of commissions earned.  Expenses reimbursed through the directed brokerage arrangement during the fiscal year ended March 31, 2012 were $12,000 for each of the Balanced Fund and the Equity Fund.

As of March 31, 2012, the Funds held securities issued by parent companies of the following of the Trust’s “regular broker-dealers” as defined in the 1940 Act:

Fund	Type of Security	Regular Broker-Dealer	Market Value as of March 31, 2012
Balanced Fund	Common Stock	J.P. Morgan Securities	$ 298,870
	Debt	J.P. Morgan Securities	115,251
		Morgan Stanley & Co. Incorporated	257,135
		BB&T Investment Services, Inc.	59,826
Equity Fund	Common Stock	J.P. Morgan Securities	$ 643,720

Codes of Ethics.   The Trust, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act which permits personnel subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by the Funds.  The Codes of Ethics adopted by the Trust, the Adviser and the Distributor are on public file with, and are available from, the SEC.

SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Funds offer the following shareholder services:

Regular Account.  The regular account allows for voluntary investments to be made at any time. When an investor makes an initial investment in the Funds, a shareholder account is opened in accordance with the investor’s registration instructions.  Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a statement showing the transaction.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular periodic investments in shares through automatic charges to their checking account.  With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the net asset value on or about the fifteenth and/or the last business day of the month as indicated on the Account Application.  The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

Systematic Withdrawal Plan.  Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan.  A shareholder may receive monthly or bi-monthly payments, in amounts of not less than $100 per payment, by authorizing the Funds to redeem the necessary number of shares periodically (on the 15th and/or the last business day of the month).  Payments may be made directly to an investor’s account with a commercial bank or other depository institution via an Automated Clearing House (“ACH”) transaction.

Instructions for establishing this service are included in the Account Application or are available by calling the Funds.  Payments may also be made by check made payable to the designated recipient and mailed within 7 days of the withdrawal date.  If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see “Signature Guarantees” in the Prospectus).  A corporation (or partnership) must also submit a “Corporate Resolution” (or “Certification of Partnership”) indicating the names, titles and required number of signatures authorized to act on its behalf.  The application must be signed by a duly authorized officer(s) and the corporate seal affixed.  No redemption fees are charged to shareholders under this plan.  Costs in conjunction with the administration of the plan are borne by the Funds.  Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment.  In addition, systematic withdrawals may result in realized long-term or short-term capital gains or losses, or, in certain circumstances, may be treated as dividends for tax purposes.  The Systematic Withdrawal Plan may be terminated at any time by the Funds upon sixty days written notice or by a shareholder upon written notice to the Funds. Applications and further details may be obtained by calling the Funds at 1-866-738-1126, or by writing to:

The Jamestown Funds
Shareholder Services
P.O. Box 46707
Cincinnati, Ohio 45246-0707

Transfer of Registration.  To transfer shares to another owner, send a written request to the Funds at the address shown herein. Your request should include the following:  (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading “Signature Guarantees”); and (5) any additional documents that are required for transfer by corporations, administrators, executors, trustees, guardians, etc.  If you have any questions about transferring shares, call or write the Funds.

PURCHASE OF SHARES

The purchase price of shares of each Fund is the net asset value next determined after the order is received in proper form.  An order received prior to the close of the regular session of trading on the New York Stock Exchange (the “Exchange”), generally 4:00 p.m. Eastern time, will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next Business Day.  An order to purchase shares is not binding on the Funds until it has been confirmed in writing (or unless other arrangements have been made with the Funds, for example in the case of orders utilizing wire transfer of funds) and payment has been received.

Due to Internal Revenue Service regulations, applications without social security or tax identification numbers will not be accepted.  If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate.  The Funds are required to, and will, withhold taxes on all distributions and redemption proceeds if the number is not delivered to the Funds within 60 days.
Each Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and (iii) to reduce or waive the minimum for initial and subsequent investments under some circumstances, including circumstances where certain economies can be achieved in sales of Fund shares.

Purchases in Kind.  The Funds may accept securities in lieu of cash in payment for the purchase of shares of the Funds.  The acceptance of such securities is at the sole discretion of the Adviser based upon the suitability of the securities accepted for inclusion as a long term investment of the Funds, the marketability of such securities, and other factors that the Adviser may deem appropriate.  If accepted, the securities will be valued using the same criteria and methods as described in “How Net Asset Value is Determined” in the Prospectus.

Employees and Affiliates of the Funds. The Funds have adopted initial investment minimums for the purpose of reducing the cost to the Funds (and consequently to the shareholders) of communicating with and servicing their shareholders.  However, a reduced minimum initial investment requirement of $1,000 applies to Trustees, officers and employees of the Funds, the Adviser and certain parties related thereto, including clients of the Adviser or any sponsor, officer, committee member thereof, or the immediate family of any of them.  In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if shareholders consent in writing to share a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

REDEMPTION OF SHARES

Each Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the SEC, (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the SEC may permit.

No charge is made by the Funds for redemptions, although the Trustees could impose a redemption charge in the future.  Any redemption may be for more or less than the amount of the shareholder’s investment depending on the market value of securities held by the Funds.

There is currently no charge by the Funds for wire redemptions. However, the Funds reserve the right, upon thirty days written notice, to make reasonable charges for wire redemptions.  All charges will be deducted from your account by redemption of shares in your account.  Your bank or brokerage firm may also impose a charge for processing the wire.  In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

Redemptions in Kind.  The Funds do not intend, under normal circumstances, to redeem their securities by payment in kind.  It is possible, however, that conditions may exist which would, in the opinion of the Adviser, make it in the best interests of the Funds and their shareholders to do so.  The Board of Trustees has authorized payment to be made in portfolio securities or other property of the Funds.  Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share.  Shareholders receiving them would incur brokerage costs when these securities are sold.  An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein each Fund commits  to pay redemptions in cash, rather than in kind, to any shareholder of record of the Funds who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of a Fund’s net assets at the beginning of such period unless the shareholder consents to receiving the entire distribution in kind.

NET ASSET VALUE DETERMINATION

Under the 1940 Act, the Trustees are responsible for overseeing the good faith determination of the fair value of the securities and other assets of the Funds, and they have adopted procedures to do so, as follows. The net asset value of each Fund is determined as of the close of the regular session of trading on the Exchange (currently 4:00 p.m. Eastern time) on each “Business Day.”  A Business Day means any day, Monday through Friday, except for the following holidays:  New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day and Christmas.  Net asset value per share is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding.  Net asset value includes interest on fixed income securities, which is accrued daily.

FUND EXPENSES

Each Fund pays all expenses not assumed by the Adviser, including its advisory fees.  Fund expenses include, among others, the fees and expense, if any, of the Independent Trustees, fees of the Custodian, interest expense, taxes, brokerage fees and commissions, fees and expenses of the Funds’ shareholder servicing operations, fees and expenses of qualifying and registering the Funds’ shares under federal and state securities laws, expenses of preparing, printing and distributing prospectuses and reports to existing shareholders, auditing and legal expenses, insurance expenses, association dues, fees and expenses of the Trust’s CCO, and the expense of shareholders’ meetings and proxy solicitations.  The Funds are also liable for any nonrecurring expenses as may arise such as litigation to which the Funds may be a party.  The Funds may be obligated to indemnify the Trustees and officers with respect to such litigation.  All expenses of a Fund are accrued daily on the books of the Fund at a rate which, to the best of its belief, is equal to the actual expenses expected to be incurred by the Fund in accordance with generally accepted accounting practices.

General Trust expenses are allocated among the Trust’s series, or funds, which allocation may be based on relative net assets of each fund (on the date the expense is paid) or the nature of the services performed and the relative applicability to each fund.

ADDITIONAL TAX INFORMATION

Taxation of the Funds.  Each Fund has qualified and intends to qualify annually for the special tax treatment afforded a “regulated investment company” (“RIC”) under Subchapter M of the Internal Revenue Code of 1986 (the “Code”) so that it does not pay federal taxes on income and capital gains distributed to shareholders.  Among the requirements to qualify under Subchapter M, each Fund must distribute annually at least 90% of its net investment income.  In addition to this distribution requirement, each Fund must (1) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies, or from net income derived from an interest in a qualified publicly traded partnership (“PTP”); and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund’s total assets is represented by cash, U.S. Government securities, securities of other RICs and other securities (for this purpose such other securities will qualify only if the Fund’s investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund’s total assets is invested in securities (other than U.S. Government securities or securities of other RICs) of any one issuer, the securities of any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs.  For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying income for a RIC.

While the above requirements are aimed at qualification of the Funds as RICs under Subchapter M of the Code, the Funds also intend to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Funds remain qualified under Subchapter M, they will not be subject to federal income tax to the extent they distribute their taxable net investment income and net realized capital gains.  A nondeductible 4% federal excise tax will be imposed on each Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98.2% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years.  While each Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Funds indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes.  If a Fund fails to qualify as a RIC for any year, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally will be taxable as ordinary income dividends to its shareholders, subject to the dividends received deduction for corporate shareholders and the provisions relating to qualified dividend income.  The Board of Trustees reserves the right not to maintain the qualification of the Funds as RICs if it determines such course of action to be beneficial to shareholders.

Based on the recently enacted Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), there is a remedy for failure of the Subchapter M asset diversification test, if the failure was due to reasonable cause and not willful neglect, subject to certain divestiture and procedural requirements and the payment of a tax.  The Modernization Act also sets forth a de minimis exception to a potential failure of the Subchapter M asset diversification test, which would require corrective action but no tax.  In addition, the Modernization Act allows for the remedy of a failure of the source-of-income requirement, if the failure was due to reasonable cause and not willful neglect, subject to certain procedural requirements and the payment of a tax.

Each Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards.  Capital losses arising in taxable years beginning on or before December 22, 2010 (“pre-2011”) may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.  In the year pre 2011 losses are carried forward, such losses are treated as short-term capital losses that first offset short-term capital gains and then offset long-term capital gains.  Capital losses arising in taxable years after December 22, 2010 may be utilized indefinitely to offset net realized capital gains, if any, prior to distributing such gains to shareholders.  In addition, capital losses arising in taxable years after December 22, 2010 must be utilized prior to any losses arising on or before December 22, 2010.  As of March 31, 2012, the Equity Fund had a short-term capital loss carryforward of $986,704 which expires March 31, 2018.

Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

Tax Status of the Funds’ Dividends and Distributions.  Dividends paid by the Funds derived from net investment income or net short-term capital gains are generally taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares.  However, dividends from net investment income to the extent the Funds receive qualified dividend income will be taxable to individuals at net capital gains rates.  Such dividends are scheduled to be taxed at ordinary income rates starting in 2013. Qualified dividend income is, in general, income from dividends the Funds receive from taxable domestic corporations and certain foreign corporations, subject to certain holding period and other requirements.  Distributions, if any, of long-term capital gains are taxable to shareholders as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long you have held your Fund shares.  Such capital gain distributions made by the Tax Exempt Virginia Fund are also subject to Virginia income tax, except to the extent attributable to gains from certain obligations of the Commonwealth of Virginia and its political subdivisions.  For information on “backup” withholding, see “Purchase of Shares” above.

For corporate shareholders, the dividends received deduction, if applicable, should apply to a portion of the dividends paid by each of the Balanced Fund and the Equity Fund.  Each Fund will send shareholders information each year on the tax status of dividends and disbursements.  A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation.  Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and regardless of how long you have held your Fund shares, even if they reduce the net asset value of shares below your cost and thus in effect result in a return of a part of your investment.

For taxable years beginning after December 31, 2011, certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Funds and net gains from the disposition of shares of the Funds.  U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Funds.

Profits on closing purchase transactions and premiums on lapsed calls written are considered capital gains for financial reporting purposes and are short-term gains for federal income tax purposes.  When short-term gains are distributed to shareholders, they are taxed as ordinary income.

With respect to the Tax Exempt Virginia Fund, since federal and Virginia income tax laws exempt income from qualifying municipal bond obligations, income dividends attributable to such obligations are exempt from such taxes.  A report will be distributed to each shareholder as of December 31st of each year outlining the percentage of income dividends which qualify for such tax exemptions.

Sale or Redemption of Fund Shares.   A sale, exchange or redemption of shares of the Funds by a shareholder is generally a taxable event.  For federal income tax purposes, any loss upon the sale of shares of the Funds held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gains distributions received by the shareholder.  In addition, any loss upon the sale of shares of the Tax Exempt Virginia Fund held for six months or less will be disallowed for both federal and Virginia income tax purposes to the extent of any dividends received by the shareholder exempt from federal income tax, even though, in the case of Virginia, some portion of such dividends actually may have been subject to Virginia income tax.

Shareholders should consult their tax advisors regarding the federal, state, local and foreign tax consequences resulting from the ownership of shares of the Funds.

GENERAL INFORMATION ABOUT THE TRUST

The Funds are no-load series of Williamsburg Investment Trust, an open-end management investment company organized as a Massachusetts business trust in July 1988.  The Balanced Fund and the Equity Fund are each diversified series of the Trust and the Tax Exempt Virginia Fund is a non-diversified series. The Board of Trustees has overall responsibility for management of the Funds under the laws of Massachusetts governing the responsibilities of trustees of business trusts.  The Declaration of Trust of the Trust currently provides for the shares of eleven funds, or series, to be issued.  The Trustees are permitted to create additional series, or funds, at any time.

Shares of the Funds, when issued, are fully paid and non-assessable and have no preemptive or conversion rights.  Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held.  Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees.  The Trustees will hold office indefinitely, except that:  (1) any Trustee may resign or retire and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust’s custodian.  Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees.  Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.).  Shareholder inquiries may be made in writing, addressed to the Funds at the address contained in this Statement of Additional Information.  In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act.  The Trust does not expect to hold annual meetings of shareholders.

Upon liquidation of the Trust or a particular fund of the Trust, holders of the outstanding shares of the fund being liquidated shall be entitled to receive, in proportion to the number of shares of the fund held by them, the excess of that fund’s assets over its liabilities.  On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the fund, shall be voted in the aggregate and not by fund, except (i) when required by the 1940 Act, shares shall be voted by individual fund; and (ii) when the matter does not affect any interest of a particular fund, then only shareholders of the affected fund or funds shall be entitled to vote thereon.  Examples of matters which affect only a particular fund could be a proposed change in the fundamental investment objectives or policies of that fund or a proposed change in the investment advisory agreement for a particular fund.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust.  The Declaration of Trust, therefore, contains provisions that are intended to mitigate such liability.

Stock certificates will not be issued for your shares.  Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.

Proxy Voting Policies and Procedures.   The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Funds intend to vote proxies relating to portfolio securities.  The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this Statement of Additional Information as Appendix A.  Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-866-738-1126, or on the SEC’s website at http://www.sec.gov.

Portfolio Holdings Disclosure Policy.  The Board of Trustees of the Trust has adopted policies to govern the circumstances under which disclosure regarding securities held by the Funds, and disclosure of purchases and sales of such securities, may be made to shareholders of the Funds or other persons.  The Trust’s CCO is responsible for monitoring the use and disclosure of information relating to portfolio securities.  Although no material conflicts of interest are believed to exist that could disadvantage the Funds or their shareholders, various safeguards have been implemented to protect the Funds and their shareholders from conflicts of interest, including: the adoption of codes of ethics pursuant to Rule 17j-1 under the 1940 Act designed to prevent fraudulent, deceptive or manipulative acts by officers and employees of the Trust, the Adviser and the Distributor in connection with their personal securities transactions; the adoption by the Adviser and the Distributor of insider trading policies and procedures designed to prevent their employees’ misuse of material non-public information; and the adoption by the Trust of a Code of Ethics for Principal Executive and Senior Financial Officers that requires the Trust’s

Principal Executive Officer(s), Principal Financial Officer(s) and Principal Accounting Officer(s) to report to the Board any affiliations or other relationships that could potentially create a conflict of interest with the Funds.

●
Public disclosure regarding the securities held by the Funds (“Portfolio Securities”) is made quarterly in Annual Reports and Semi-Annual Reports to shareholders, and in quarterly holdings reports on Form N-Q (“Official Reports”).  Except for such Official Reports and as otherwise expressly permitted herein or required by applicable law, shareholders and other persons may not be provided with information regarding Portfolio Securities held, purchased or sold by the Funds.

●
Each of the Funds posts a complete listing of its Portfolio Securities as of the end of each month at www.jamestownfunds.com. The listings of Portfolio Securities are made available within 10 business days of the end of each month.  The listings of Portfolio Securities on the website are available to the general public.

●
Information regarding Portfolio Securities is disclosed to the following rating and ranking organizations: Morningstar Inc., Lipper, Bloomberg L.P, Thomson Reuters, and Standard & Poor’s, Inc.  The Funds have not entered into confidentiality or trading prohibition agreements with these organizations; however, the Funds make available information about their Portfolio Securities to the general public (via the Funds’ website) in advance of any release of such information to these organizations.

●
These policies relating to disclosure of the Funds’ Portfolio Securities do not prohibit: (i) disclosure of information to the Adviser or to other Fund service providers, including but not limited to the Funds’ administrator, distributor, custodian, legal counsel, accountants, pricing service, financial printer/typesetter and proxy voting service, or to brokers and dealers in connection with the Funds’ purchase and sale of Portfolio Securities; and (ii) disclosure of holdings of or transactions in Portfolio Securities by a Fund that is made on the same basis to all shareholders of the Fund.

●
The CCO of the Trust may approve other arrangements, not described herein, under which information relating to Portfolio Securities held by a Fund, or purchased or sold by a Fund (other than information contained in Official Reports), is disclosed to any shareholder or other person.  The CCO shall approve such an arrangement only if she concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Funds and is unlikely to affect adversely the Funds or any shareholder of the Funds and is in the best interests of shareholders and subject to a confidentiality agreement and prohibition of trading based upon material non-public information.

●
Neither the Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to Portfolio Securities held, purchased or sold by the Funds.

●
The CCO shall inform the Board of Trustees of any arrangements that are approved by the CCO pursuant to these policies, and the rationale supporting such approval, at the next regular quarterly meeting of the Board of Trustees following such approval.  At least annually, the CCO shall provide the Board of Trustees with a report as to compliance with these policies.

Principal Holders of Fund Shares.  As of July 10, 2012, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104, owned of record 32.43% of the outstanding shares of the Balanced Fund, 50.25% of the outstanding shares of the Equity Fund and 76.38% of the outstanding shares of the Tax Exempt Virginia Fund. As a result, Charles Schwab & Co., Inc. may be deemed to control each Fund.  As of July 10, 2012, Lawrence B. and Anne-Marie I. Schwartz, 1 Welwyn Place, Richmond, Virginia 23229, owned of record 9.22% of the outstanding shares of the Balanced Fund; and Jesse D. Bowles, 2307 Crescent Avenue, Charlotte, North Carolina 28207, owned of record 6.75% of the outstanding shares of the Balanced Fund.

CALCULATION OF PERFORMANCE DATA

Each Fund may, from time to time, advertise certain total return information.  The average annual total returns of each Fund are computed by finding the average compounded rates of return over the 1-, 5-, and 10-year periods (or the period of a Fund’s operations) that would equate the initial amount invested to the ending redeemable value (after adjusting for the reinvestment of any income dividends and capital gain distributions). In particular, the average annual total returns of a Fund (“T”) are computed by using the redeemable value at the end of a specified period of time (“ERV”) of a hypothetical initial investment of $1,000 (“P”) over a period of time (“n”) according to the formula P (l+T)n = ERV.

Average annual total returns may also be calculated (i) after taxes on distributions and (ii) after taxes on distributions and redemption of Fund shares at the end of the period.  The calculations assume deduction of all taxes due on such Fund distributions.  The ending redeemable value is determined by assuming a complete redemption at the end of the period covered by the computation and, in the case of returns after taxes on distributions and redemption of Fund shares, includes the deduction of capital gains taxes resulting from the redemption or, if appropriate, an adjustment to take into account the tax benefit from any capital losses that may have resulted from the redemption.  After-tax returns are calculated using the highest applicable individual federal marginal tax rate in effect on the reinvestment date of a distribution.  The tax rates used correspond to the tax character of each component of the distributions (that is, the ordinary income tax rate for ordinary income distributions and the long-term capital gains rate for capital gains distributions).  The tax rates may vary over the course of the measurement period.  State and local tax liabilities are disregarded, as are the effect of phaseouts of certain exemptions, deductions and credits at various income levels and the impact of the federal alternative minimum income tax.  Actual after-tax returns will depend on an investor’s tax situation and may differ from those shown.  The after-tax returns are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Funds’ past performance, before and after taxes, is not necessarily an indication of how the Funds will perform in the future.

The table below shows each Fund’s average annual total returns for periods ended March 31, 2012:

Balanced Fund		Equity Fund		Tax Exempt Virginia Fund
One Year	6.56%	One Year	7.89%	One Year	6.03%
Five Years	3.28%	Five Years	1.90%	Five Years	4.23%
Ten Years	4.28%	Ten Years	3.55%	Ten Years	3.87%

In addition, each Fund may advertise other total return performance data (“Nonstandardized Return”).  Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation) and it assumes reinvestment of all dividends and capital gain distributions.  Nonstandardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof.

From time to time, each Fund may advertise its yield.  A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

Yield = 2[(a-b/cd + 1)6 - 1]
Where:
a = dividends and interest earned during the period
b = expenses accrued for the period (net of reimbursements)
c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that a Fund owns the security.  Generally, interest earned (for the purpose of “a” above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest).  The yields of the Balanced Fund, the Equity Fund and the Tax Exempt Virginia Fund for the 30 days ended March 31, 2012 were 0.70%, 0.81% and 1.68%, respectively.

The tax-equivalent yield of the Tax Exempt Virginia Fund is computed by using the tax-exempt yield figure and dividing by one minus the applicable tax rate.  The Tax Exempt Virginia Fund’s tax-equivalent yield for the 30 days ended March 31, 2012, based on the highest marginal combined federal and Virginia income tax rate, was 2.58%.

The Funds’ performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance.  In particular, the Balanced Fund and the Equity Fund may compare their performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets.  Comparative performance may also be expressed by reference to rankings or broad groups of mutual funds, as prepared or tracked and published by mutual fund monitoring services, such as Lipper or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals.  Performance comparisons may be useful to investors who wish to compare the Funds’ past performance to that of other mutual funds and investment products.  Of course, past performance is not a guarantee of future results.

●
Lipper ranks funds in various fund categories by making comparative calculations using total return.  Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

●	Morningstar, Inc. rates mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for one month.

Investors may use such indices and averages in addition to the Funds’ Prospectus to obtain a more complete view of the Funds’ performance before investing.  Of course, when comparing the Funds’ performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons.  When comparing funds using reporting services or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price.  Advertisements and other sales literature for the Funds may quote total returns that are calculated on non-standardized base periods.  The total returns represent the historic change in the value of an investment in the Funds assuming reinvestment of dividends and distributions over a specified period of time.

From time to time the Funds may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation.  The Funds may also disclose from time to time information about their portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as Standard & Poor’s Ratings Group and Moody’s Investors Service, Inc.).  The Funds may also depict the historical performance of the securities in which the Funds may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators.  The Funds may also present their performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the Adviser’s view of current or past market conditions or historical trends.  The Funds may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children’s education, or other future needs.

FINANCIAL STATEMENTS AND REPORTS

The financial statements of the Funds will be audited each year by an independent registered public accounting firm.  Shareholders will receive annual audited and semiannual (unaudited) reports when published, and will receive written confirmation of all confirmable transactions in their account.  A copy of the Annual Report will accompany this Statement of Additional Information whenever the Statement of Additional Information is requested by a shareholder or prospective investor.  The financial statements of the Funds as of March 31, 2012, together with the report of Ernst & Young LLP thereon, are incorporated herein by reference to the Annual Report of the Funds.

APPENDIX A

WILLIAMSBURG INVESTMENT TRUST

POLICIES AND PROCEDURES FOR VOTING PROXIES

1.           Purpose.  The purpose of this memorandum is to describe the policies and procedures for voting proxies received from issuers whose securities are held by the Trust.  These policies and procedures are to be implemented by the Investment Advisers to the various Funds.

2.           Definitions

  (a)           Proxy.  A proxy permits a shareholder to vote without being present at annual or special meetings.  A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person in place of the eligible voter.  Proxies are generally solicited by management, but may be solicited by dissident shareholders opposed to management’s policies or strategies.

  (b)           Proxy Manager.  Proxy manager, as used herein, refers to the individual, individuals or committee of individuals appointed by the Investment Advisers to the various Funds as being responsible for supervising and implementing these Policies and Procedures.

3.           Policy for Voting Proxies.

  (a)           Fiduciary Considerations.  Proxies are voted solely in the interests of the shareholders of the Trust.  Any conflict of interest must be resolved in the way that will most benefit the shareholders.

  (b)           Management Recommendations.  Since the quality and depth of management is a primary factor considered when investing in a company, the recommendation of management on any issue should be given substantial weight.

The vote with respect to most issues presented in proxy statements should be cast in accordance with the position of the company’s management, unless it is determined that supporting management’s position would adversely affect the investment merits of owning the stock.  However, each issue should be considered on its own merits, and the position of the company’s management should not be supported in any situation where it is found not to be in the best interests of the Trust’s shareholders.

4.           Conflicts of Interest.   The Trust recognizes that under certain circumstances the Investment Advisers may have a conflict of interest in voting proxies on behalf of the various Funds.  Such circumstances may include, but are not limited to, situations where the Investment Adviser or one or more of its affiliates, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote.  The Investment Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Investment Adviser with respect to voting proxies on behalf of the Funds, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of the Investment Adviser’s business, and to bring conflicts of interest of which they become aware to the attention of the proxy manager.  The Investment Adviser shall not vote proxies relating to such issuers on behalf of the Funds until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been determined in the manner described below.  A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser’s decision-making in voting a proxy.  Materiality determinations will be based upon an assessment of the particular facts and circumstances.  If the proxy manager determines that a conflict of interest is not material, the Investment Adviser may vote proxies notwithstanding the existence of a conflict.  If the conflict of interest is determined to be material, either (i) the conflict shall be disclosed to the Audit Committee and the Investment Adviser shall follow the instructions of the Audit Committee or (ii) the Investment Adviser shall vote the issue in question based upon the recommendation of an independent third party under a contractual arrangement approved by the Audit Committee. The proxy manager shall keep a record of all materiality decisions and report them to the Audit Committee on a quarterly basis.

5.           Routine Proposals.  Proxies for routine proposals (such as election of directors, selection of independent public accountants, stock splits and increases in capital stock) should generally be voted in favor of management.

6.           Non-routine Proposals.

  (a)           Guidelines on Anti-takeover Issues.  Since anti-takeover proposals generally reduce shareholders’ rights, the vote with respect to these proposals should generally be “against.”  During review of the proposal, if it is concluded that the proposal is beneficial to shareholders, a vote for the proposal should be cast.  This may (but is not required to) be the case for staggered board and fair price amendments.  Other anti-takeover issues include supermajority rules, superstock, poison pills and greenmail.

  (b)           Guidelines on Social and Political Issues.  Social and political issues should be reviewed on a case by case basis.  Votes should generally be cast with management on social or political issues, subject to review by the proxy manager appointed by the Investment Adviser who shall be the portfolio manager, securities analyst or other investment professional.

7.           Proxy Manager Approval.  Votes on non-routine matters (including the matters in paragraph 5 and mergers, stock option and other compensation plans) and votes against a management’s recommendations are subject to approval by the proxy manager.

8.           Proxy Voting Procedures.  Proxy voting will be conducted in compliance with the policies and practices described in this memorandum and is subject to the proxy manager’s supervision.  A reasonable effort should be made to obtain proxy material and to vote in a timely fashion.  Records should be maintained regarding the voting of proxies under these Policies and Procedures.

9.           Report to the Board.  On an annual basis, the proxy manager or his designee will report in writing to the Board of Trustees on the general manner in which proxy proposals relating to anti-takeover, social and political issues were voted, as well as proposals that were voted in opposition to management’s recommendations.

10.          Investment Advisers’ Voting Procedures. The Trust acknowledges that the Investment Advisers to the various Funds have adopted voting policies and procedures for their clients which have been delivered to the Trust.  To the extent that such policies and procedures are consistent with these Policies and Procedures, the Investment Advisers may implement them with respect to voting proxies on behalf of the various Funds.  However, the provisions of paragraph 4 of these Policies and Procedures relating to conflicts of interest shall supercede any comparable provisions of the Investment Advisers’ policies and procedures.

As adopted November 1, 2004

Lowe, Brockenbrough & Co., Inc. (the “Adviser”) and The Jamestown
Funds (the “Funds”)

Proxy Voting Policies and Procedures

Lowe, Brockenbrough & Co., Inc, The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown Tax Exempt Virginia Fund, each of which is a series of Williamsburg Investment Trust (the “Trust”), intend to exercise a voice on behalf of shareholders and clients in matters of corporate governance through the proxy voting process.  The Funds and the Adviser take their fiduciary responsibilities very seriously and believe the right to vote proxies is a significant asset of shareholders and clients.  The Funds and the Adviser exercise their voting responsibilities as a fiduciary, solely with the goal of maximizing the value of shareholders’ and clients’ investments.

The Trust’s board of trustees has delegated to the Adviser the responsibility of overseeing voting policies and decisions for the Funds.   The Adviser’s proxy voting principles for the Funds and its other clients are summarized below, with specific examples of voting decisions for the types of proposals that are most frequently presented.

General policy for voting proxies

The Adviser will vote proxies solely in the interests of its clients.  Any conflict of interest must be resolved in the way that will most benefit its clients.  The Adviser will consider each issue on its own merits, and the position of a company’s management will not be supported in any situation where it is found not to be in the best interests of its clients.  Proxy voting, absent any unusual circumstances or conflicts of interest, will be conducted in accordance with the procedures set forth below.

Conflicts of interest

The Adviser recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients.  Such circumstances may include, but are not limited to, situations where the Adviser, including officers, directors and employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote.  The Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of clients, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of the Adviser’s business, and to bring conflicts of interest of which they become aware to the attention of the Proxy Manager. The Adviser shall not vote proxies relating to such issuers on behalf of its client accounts until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been agreed upon by the Management Committee or by the Williamsburg Trust Audit Committee (Audit Committee) for securities held by the Jamestown Funds.  A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser’s decision-making in voting a proxy.  Materiality determinations will be based upon an assessment of the particular facts and circumstances.  If the Proxy Committee determines that a conflict of interest is not material, the Adviser may vote proxies notwithstanding the existence of a conflict.  If the conflict of interest is determined to be material, the conflict shall be disclosed to the Management Committee or to the Audit Committee for Jamestown Fund securities and the ballot will be voted per the Egan-Jones recommendation.   The Proxy Manager shall keep a record of all such votes.

In March 2006, the Advisor entered into an agreement with Egan-Jones to provide proxy voting recommendations.  The Advisor shall vote in accordance with the Egan-Jones recommendation unless the Advisor determines an alternative vote shall better serve client interest or unless a client has provided specific voting instructions.  The Advisor shall maintain records of all such votes.

Proxy voting process

The Adviser has designated a Proxy Manager and Committee.  Proxy voting is subject to the supervision of the Proxy Manager.  Reasonable efforts will be made to obtain proxy materials and to vote in a timely fashion. Records will be maintained regarding the voting of proxies under these policies and procedures.